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ARK FUNDS
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SEMI ANNUAL REPORT  OCTOBER 31, 1998

[PHOTO OMITTED]

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TABLE OF CONTENTS


LETTER TO SHAREHOLDERS                       1

ECONOMIC AND INVESTMENT REVIEW               2

THE ARK FUNDS FAMILY                         4

EQUITY PORTFOLIOS MANAGEMENT
DISCUSSION AND ANALYSIS                      6

FIXED INCOME PORTFOLIOS MANAGEMENT
DISCUSSION AND ANALYSIS                     18

MONEY MARKET PORTFOLIOS MANAGEMENT
DISCUSSION AND ANALYSIS                     28

STATEMENTS OF NET ASSETS                    33

STATEMENTS OF OPERATIONS                    86

STATEMENTS OF CHANGES IN NET ASSETS         90

FINANCIAL HIGHLIGHTS                        94

NOTES TO FINANCIAL STATEMENTS               98


ABOUT THE COVER

Allow us to introduce you to the portfolio managers and analysts behind the ARK Funds Portfolios. Emphasizing diligent research and sound fundamentals in security selection, Allied Investment Advisors' investment management team is dedicated to obtaining the best performance possible for our shareholders. Details on the investment philosophies and strategies used to manage our equity, fixed income, and money market portfolios can be found in this semi annual report.

October 31, 1998


DEAR ARK FUNDS SHAREHOLDER:


This has been an exciting period of growth, change, and important industry recognition for us. We are pleased to bring you this ARK Funds Semi Annual Report for the period ending October 31, 1998.

ARK Funds assets continue to grow. During the period from April 30 to October 31, assets grew from $4.5 billion to $5.3 billion, or more than 17%. Along with this asset growth, we've expanded our portfolio offerings.

In our effort to provide a more competitive and attractive mix of retail class pricing options, we've created Class B shares for the following portfolios: Blue Chip Equity, Value Equity, Capital Growth, Balanced, and Income as well as Money Market for exchange purposes.

These Class B portfolios offer the investor a compelling pricing advantage. Unlike Class A shares, which have an initial sales charge, Class B shares have a contingent deferred sales charge. Many investors like the flexibility of this alternative pricing option, which makes it easier for them to invest for their future goals.

We've also included information about Class B shares on our ARK Funds Phoneline (1-800-646-4ARK). This valuable, automated information service gives our retail shareholders updates on prices, yields and returns for retail classes of the ARK Funds and is in operation 24 hours a day via touch-tone phone.

In July, the ARK International Equity Portfolio merged with the Govett International Equity Fund and left the ARK Funds group. This reorganization was determined by the ARK Funds Board to be in the best interest of all shareholders and was also voted on by shareholders. The ARK Funds International Equity Portfolio was too small to manage on a cost-effective basis, and shareholders will benefit from the larger asset base resulting from the combination of the two funds. The Govett Funds are owned by Allied Irish Banks, p.l.c., the parent company of First Maryland Bancorp.

All our hard work and investment diligence has been recognized within the industry. In the September 1998 issue of Mutual Funds Magazine, ARK Funds was cited in terms of the overall equity performance of our diversified domestic stock funds during the period from January 1998 to June 1998. We are proud of this recognition, but it's also a reminder of our responsibility to maintain performance, and a challenge to surpass our accomplishments.

Closer to home, ARK Funds became the lead sponsor of what has proven to be one of the National Aquarium in Baltimore's most popular exhibits, "Venom: Striking Beauties." Because of this sponsorship, the ARK Funds name now reaches out to a diverse audience with financial needs. It is a unique opportunity to strengthen our brand name while supporting a dynamic exhibit at the region's premier tourist and family destination.

We are pleased that you have chosen the ARK Funds as a vehicle to realize your investment objectives. Our goals are to continue asset growth, broaden investment choices for both retail and institutional investors, and build upon our successes. Speaking for everyone at the ARK Funds, we thank you for your trust and look forward to helping you meet your financial goals in the years to come.

Sincerely,

/S/ William H. Cowie, Jr.
-------------------------
William H. Cowie, Jr.
Chairman of the Board
ARK Funds

ECONOMIC AND INVESTMENT REVIEW

DEAR ARK FUNDS SHAREHOLDER:


As an avid scuba diver who often suffers from seasickness, I am quite familiar with the unpleasant sensations that arise with each pitch of the boat when seas are rough. Although the sage advice to "focus on a fixed object on land" does ultimately help restore some equilibrium, the whole experience can be quite uncomfortable.

Indeed, the behavior of global financial markets over the last six months has no doubt caused bouts of motion sickness for many investors, as alternating exuberance and fears over worldwide economic conditions caused sharp swings in both equity and fixed income markets. U.S. markets were not excluded from the upset that resulted from the Asian economic crisis, the Russian economic collapse, Brazil's financial problems, and the incredible debacle of Long Term Capital Management (a troubled U.S. hedge fund). The concept of "risk" was reintroduced (or perhaps introduced) to investors who had become accustomed to quarter after quarter of positive results.

Although the S&P 500 finished the six months ended October 31 with a seemingly ho-hum return of -0.39%, this period included one of the worst months ever for the stock market (in August, the S&P 500 was down -14.44%) as well as one of the best in over a decade (in October, the S&P 500 was up +8.13%). Despite the comeback from August lows for shares of very large companies, stocks of smaller, mid-cap, and international companies were unable to regain much lost ground. Small company stock prices suffered the greatest setback during the period, with the Russell 2000 Index falling more than 20%.

The bond market has had its own battle with seasickness in recent months. Concerns about the unfolding global economic situation and fears of a potential credit crunch caused a stampede into liquidity and quality, e.g., into investments such as U.S. Treasuries. While rates on Treasuries subsequently fell sharply (and prices rose), the other major sectors of the bond market, corporate and mortgage securities, suffered. In fact, the first nine months of 1998 marked the first time since 1981 that U.S. Treasuries outperformed both corporates and mortgage-backed issues, and yield spreads between corporate issues and Treasuries widened to the highest level in eight years.

Fortunately, the markets were treated to a dose of seasickness medicine early this fall by Fed Chairman Alan Greenspan in the form of not one, but two interest rate cuts. In September, the Federal Open Market Committee met and lowered the Fed Funds target rate from 5.5%

2

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                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

                                             [PHOTO OF JENNIFER LAMBDIN OMITTED]

Jennifer W. Lambdin, CFA, is President and Chief Investment Officer of Allied Investment Advisors, Inc. She has over 20 years of investment management experience. Allied Investment Advisors, Inc. advises over $12 billion in assets.

to 5.25%. This was the first time in 18 months that the FOMC took action on short-term rates, and members attributed the decision to a growing concern about worldwide economic conditions and little concern over inflation. Then, in an unusual "between official policy meeting dates" move, the Fed again lowered rates in October, bringing the Fed Funds rate to 5%. This was the first intersession move since April 1994.

Since there are reports that the U.S. economy is slowing, current monetary policy appears to be pre-emptive in nature. Consumer confidence declined in September from record levels, and retail sales are slowing. Yet a national retail survey predicts a rosy holiday spending season. Low inflation, low interest rates, and low unemployment continue to bode well for the economy, and the early estimate for third quarter GDP growth was a favorable 3.3%. Notwithstanding these favorable numbers, the Asian contagion continues and is now being felt in Latin America, Canada, and the U.S. The U.S. trade deficit has widened to a record $16.8 billion, and a squeeze is being felt on corporate profits.

Where do we go from here? We can surely expect continued volatility in the financial markets as the global economy struggles to right itself from the problems suffered earlier this year, while grappling with the advent of the E.M.U. and Year 2000 issues. While the U.S. will certainly be affected by developments taking place throughout the world, we believe that any economic slowdown that might result would be relatively mild and short-lived.

Within this environment, there will be significant opportunities as well as challenges. As always, we will make every effort to look across the rough seas and continue to focus solidly on the long-term in the management of the ARK Funds portfolios, emphasizing diligent research and sound fundamentals in security selection.


Sincerely,

/S/ Jennifer W. Lambdin, CFA
--------------------------------------
Jennifer W. Lambdin, CFA
President and Chief Investment Officer
Allied Investment Advisors, Inc.

                                                                               3

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THE ARK FUNDS FAMILY

THE ARK FUNDS FAMILY


The ARK Funds Family offers a comprehensive range of money market, fixed income, and equity portfolios designed to meet both short and long-term needs. Whether you're looking to enhance short-term income, gain tax advantages, or achieve long-term growth, ARK Funds offers a variety of mutual fund solutions.

Take a look at the ARK Funds portfolio line-up on the opposite page. Choices ranging from money market funds, to municipal bond funds, to blue chip and international equity funds allow you to diversify your investments within one mutual fund family.

Sixteen Class A and six Class B portfolios are available to individual investors through First Maryland Brokerage Corporation representatives, located in most branches of the First National Bank of Maryland and The York Bank & Trust Company, or by calling 1-800-ARK Fund. Stop by your local branch or call our 1-800 number for details.

Twenty Institutional Class ARK Funds portfolios are available through FMB Trust Company to clients who establish a trust or custody relationship with FMB Trust. To contact an FMB Trust officer call 1-800-624-4116.

4

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                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

[GRAPHIC DEPICTING ARK FUNDS OMITTED]

As a rule, investments, such as stocks, with greater perceived risks also have the potential for greater returns than fixed-income investments. Keep in mind stocks also have greater price fluctuations ("volatility") and risks than fixed-income investments, which may not make them appropriate for the short-term investor or those whose primary concern is preservation of principal amount invested. If you are investing for the long-term and will not need your investment for several years in the future, then investing in an equity-based mutual fund may be appropriate.

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EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OF EQUITY PORTFOLIOS MANAGEMENT TEAM OMITTED]

     Simply stated, our investment management philosophy for the Equity Portfolios is quality for the long-term. We look for superior businesses that are reasonably priced, because over the long haul, experience has shown the benefits of buying a quality company, fairly priced, versus a fair business at a bargain price.

     In their research, our portfolio managers look for businesses that demonstrate faster than average growth, strong cash flows, and returns on capital in excess of the cost of capital. Equally important is the teaming of strong financials with enlightened corporate leadership, the combination necessary to thrive in today's highly competitive, rapidly evolving business environment.

     We look for high-quality companies and use a bottom-up stock selection strategy with strict criteria. We select the stocks of companies with an expectation of superior sales, cash flow and earnings growth rates, and market and industry growth, as well as strong balance sheets and capable, shareholder-oriented management.

     With today's rapid changes in business, we feel history is a less than accurate predictor of future performance. Thus, we place greater emphasis on meeting with management to assess each company's future. Our team of professionals, which includes all portfolio managers, searches for the best companies based on our specific screening criteria.

     Next, we assess future earnings prospects to identify the companies that can continue to generate superior profit growth. We examine industry dynamics, the companies' relative positions, cost structures, margin trends, and management plans. Finally, we assess each company's current stock valuation relative to future earnings stream against history, competitors, and the S&P 500.

     We review a portfolio holding for sale under the following circumstances: when the price objective is achieved, when fundamentals deteriorate and make the achievement of objectives unlikely, when the stock underperforms the S&P 500 by 20% or more on a relative basis, and when a more attractive opportunity presents itself.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

[PHOTO OF EQUITY PORTFOLIOS MANAGEMENT TEAM OMITTED]

The ARK Funds Equity Portfolios Management team (from left to right): Clyde L. Randall, CFA; Christopher E. Baggini, CFA; Anna Marie Martinez; Allen J. Ashcroft, Jr.; Charles E. Knudsen, CFA; Brett A. Hoffacker, CFP; J. Eric Leo; and H. Giles Knight.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

BALANCED PORTFOLIO REVIEW AND OUTLOOK

Charles E. Knudsen, CFA, Portfolio Manager

Charles E. Knudsen, CFA, is a Managing Director of Allied Investment Advisors, Inc. He is the portfolio manager of the Balanced Portfolio. He has more than 10 years of investment management experience.

Although the performance results for the last six months appear to indicate a rather "boring" time, anyone involved in the investment markets knows nothing could be further from the truth. Investor psychology shifted from "irrational exuberance" to "irrational panic." Russia's near collapse in August was the straw that broke the camel's back and prompted a rather massive flight to safe haven investments, including U.S. Treasuries.

It got so bad so quickly that finance leaders from the leading economic countries met in New York in September to plan a counterattack to the growing financial and credit crisis. One of the key tenets of their plan was to lower interest rates. England, Spain, Italy, and Canada have all recently reduced rates in their respective countries. Our Federal Reserve has been the most aggressive, cutting interest rates twice in three weeks. This was sweet music to the over-sold global stock markets, as they rallied almost as impressively as they corrected, much to the relief of investors.

The ARK Balanced Portfolio, while not completely insulated from the mad gyrations of the markets, was able to make it through in relatively good shape. Some of the better-performing stocks were not necessarily from the same industry. For example, the three best-performing names were EMC Corp. (a computer data storage company), Philip Morris, and Wal-Mart. Conversely, several of the poorer-performing equities were what we would consider some of our more "blue chip" companies, such as Gillette, Disney, and Schlumberger. During the summer, we reduced our equity allocation in the Portfolio from a high of 68% to about 60%. As the stock market corrected, we were able to add to names we liked and initiate new positions in companies that had previously been too expensive for our liking. For example, some of our newer positions include Citigroup, Chancellor Media, and Xerox.

Needless to say, the level of uncertainty has increased, as the world's problems have become more intertwined. However, looking out beyond the next few quarters, we continue to believe that the U.S. economy is the best positioned of any to not only withstand headwinds that may develop, but to prosper. It is important to note that the key variables that generally determine the future direction of the stock market (earnings growth, inflation trends, and Federal Reserve policy) are all relatively positive. While some investors may continue to try to figure out how long the "good times" will last, we will continue to focus on identifying strong companies in which to invest. Although the valuations for several of the new "Nifty Fifty" are fairly rich, there continue to be attractive opportunities in the other 4,950 names. Regardless of what lies ahead, we will continue to manage the ARK Balanced Portfolio as we always have: by looking for attractive, high quality investment opportunities in both the bond and the stock markets that could provide our investors with an attractive, long-term investment return.

BALANCED PORTFOLIO PERFORMANCE
AS OF 10/31/98

------------------------------------------------------------------------------------------------------
                   INST'L     RETAIL      RETAIL     60/40 BLEND     LIPPER      S&P 500      LEHMAN
                    CLASS    CLASS A     CLASS B*      OF THE       BALANCED    COMPOSITE    AGGREGATE
                                                      S&P 500                     INDEX        BOND
                                                     & LEHMAN**
------------------------------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN      14.07%     13.72%       13.96%      16.93%         9.13%        22.00%      9.32%
------------------------------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD           N/A      10.31%        8.96%        N/A           N/A           N/A        N/A
------------------------------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN      15.36%     15.04%       15.32%      18.80%        14.78%        25.99%      8.01%
------------------------------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD           N/A      13.87%       14.56%        N/A           N/A           N/A        N/A
------------------------------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN      11.78%       N/A        11.76%      15.59%        12.32%        21.30%      7.02%
------------------------------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD           N/A        N/A        11.50%        N/A           N/A           N/A        N/A
------------------------------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE           12.16%     11.77%       12.14%        N/A           N/A           N/A        N/A
------------------------------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD           N/A      11.04%       12.02%        N/A           N/A           N/A        N/A
------------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares reflects the deduction of the maximum contingent deferred sales charge of 5.00% applied in year one only.

  The performance of the S&P 500 Composite Index and Lehman Aggregate Bond Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class B shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception for Class B shares is 4.69% without load and -0.31% with load.

**Benchmark is comprised of two unmanaged benchmarks, weighted 60% S&P 500
  Composite Index and 40% Lehman Brothers Aggregate Bond Index. Previously the Portfolio used both the S&P 500 Composite Index and the Lehman Aggregate Bond Index. Going forward, the Portfolio will also use a blended index as a comparison index because it is better suited to the Portfolio's objective.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

EQUITY INCOME PORTFOLIO REVIEW
AND OUTLOOK

Clyde L. Randall, CFA     Allen J. Ashcroft, Jr.
Co-Portfolio Managers


Clyde L. Randall, CFA, is a Principal of Allied Investment Advisors, Inc. He is the co-portfolio manager of the Blue Chip Equity Portfolio and the Equity Income Portfolio. He has over 12 years of investment management experience.

Allen J. Ashcroft, Jr., is a Principal of Allied Investment Advisors, Inc. He is the co-portfolio manager of the Blue Chip Equity Portfolio and the Equity Income Portfolio. He has more than 18 years of investment management experience.

Equity income funds as a class have lagged the broad stock market averages during 1998, but relative performance has improved since mid-year 1998. During the first half of its fiscal year, the ARK Equity Income Portfolio had a total return of -3.5%, but over the trailing three-month and twelve-month periods, the total return was positive. Equity income funds are naturally investors in the higher-yielding sectors of the stock market. During this fiscal year, energy, financial, and real estate stocks have had negative returns, while utilities have been up about 5%. Financials were the worst sector in the market, as major banks began to report exposures to Asia, Latin America, Russia, and hedge funds. The ARK Equity Income Portfolio is roughly market-weighted in financials and does not own the internationally diversified money center banks and major securities firms. Energy stocks have been hurt by the falling price of oil, caused by slow demand growth in Asia. Oil has rebounded slightly, and we expect its price to be stable over the next year. The Portfolio's best performers included General Dynamics and Philip Morris, each up over 40%, as well as Abbott Labs, BellSouth, and Ford. Laggards included Olin, Sonat, and Washington Mutual.

We continue to seek stocks with an attractive combination of current yield and dividend growth, as well as opportunities with above-average yields, which also appear undervalued by other financial measures. Recent new positions include General Mills, Fort James, Union Planters, Rockwell, Armstrong World, Northrop, and Pennzoil. We have said before that we would maintain our conservative position, and indeed that position has begun to benefit the relative performance of the Portfolio. We understand that relative returns are little comfort when absolute returns are negative. But despite the recent turmoil, we believe that this conservative investment Portfolio will continue to provide solid long-term returns.

EQUITY INCOME PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                    INSTITUTIONAL      RETAIL      LIPPER       S&P 500
                        CLASS         CLASS A      EQUITY      COMPOSITE
                                                   INCOME        INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN           10.45%         10.24%       9.49%        22.00%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD                N/A           6.92%        N/A           N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN             N/A            N/A         N/A           N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD                N/A            N/A         N/A           N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN             N/A            N/A         N/A           N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD                N/A            N/A         N/A           N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE                18.07%         15.62%        N/A           N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD                N/A          13.27%        N/A           N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning May 9, 1997. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

VALUE EQUITY PORTFOLIO
REVIEW AND OUTLOOK

J. Eric Leo, Portfolio Manager

J. Eric Leo is a Managing Director of Equity Investments for Allied Investment Advisors, Inc. He is the portfolio manager of the Value Equity Portfolio and the Equity Index Portfolio. He has more than 25 years of investment management experience.

The ARK Value Equity Portfolio is primarily focused on growth of principal. Our goal is to invest in the stocks of solid businesses capable of growing long-term earnings and cash flow faster than the market, and at valuations less than the market.

The financial market's action during the past quarter reflected, in a very compressed period, the power of the fear-and-greed cycle and the dangers of audacity. This was exacerbated by a large number of hedge funds and, to a lesser extent, by mutual fund companies focused almost exclusively on performance with seemingly little concern for risk levels.

The ARK Value Equity Portfolio performed well during the most recent quarter and is ahead of its benchmarks for the six months ended October 31, 1998. The strong relative performance during the quarter can be attributed to two factors. First, value stocks in general had underperformed the market early in the year, thereby reducing additional downside risk. Second, the mix of the Portfolio had been shifted from a concentration on economically sensitive stocks to a better balance of companies with greater earnings stability and less economic sensitivity. We also increased the concentration in the top ten holdings from approximately 15% in the beginning of the fiscal year to over 20% by the end of October. Major new additions included Monsanto, Northrop, and McCormick.

The sector that performed the worst in the quarter was the financial sector and specifically the money center banks, which were most exposed to Asia, Russia, and hedge funds. Our money center holdings consisted of Chase, CitiCorp, and Bankers Trust, which was sold midway through the quarter. The best-performing sectors were healthcare and defense.

Looking forward, we expect the market to continue to exhibit relatively high levels of volatility until it becomes clearer to what extent the U.S. and European economies will "catch the Asian Flu." We expect the U.S. growth rate to slow, but a full recession is less likely due to the recent reductions in interest rates around the world. Corporate profits in the U.S. will remain one of our largest concerns, as Wall Street expectations remain too high in our opinion. The bottom line is that while the worst is probably behind us, uncertainty and volatility will remain with us for at least the next few quarters. We believe that U.S. industry is in the strongest position to benefit from the global economic turmoil over the long-term. We will continue to look for opportunities to upgrade quality where possible, and expect some modest sector shifting as we approach 1999. We believe that the ARK Value Equity Portfolio is well balanced and conservatively postured to deal with the current market environment.

VALUE EQUITY PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL   RETAIL    RETAIL     S&P 500     LIPPER
                       CLASS      CLASS A*  CLASS B*   COMPOSITE    GROWTH
                                                        INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          14.42%      14.36%    14.33%      22.00%      9.61%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD               N/A       10.96%     9.33%        N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN            N/A         N/A       N/A         N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD               N/A         N/A       N/A         N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN            N/A         N/A       N/A         N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD               N/A         N/A       N/A         N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE               20.65%      20.62%    20.61%        N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD               N/A       19.21%    19.75%        N/A        N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Performance presented from inception to March 29, 1998, reflects the performance of the Marketvest Equity Fund shares which were offered beginning March 31, 1996. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares reflects the deduction of the maximum contingent deferred sales charge of 5.00% applied in year one only.

  The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class A and Retail Class B shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception for Class A shares is -3.52% without load and -6.41% with load. Actual cumulative performance since inception for Class B shares is 8.32% without load and 3.32% with load.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

EQUITY INDEX PORTFOLIO REVIEW
AND OUTLOOK

J. Eric Leo, Portfolio Manager

J. Eric Leo is a Managing Director of Equity Investments for Allied Investment Advisors, Inc. He is the portfolio manager of the Value Equity Portfolio and the Equity Index Portfolio. He has more than 25 years of investment management experience.

The ARK Equity Index Portfolio is managed to provide investment results that correspond to the performance of the S&P 500 Composite Stock Index. If one wishes to get U.S. equity market returns, an S&P 500 Index fund may be an appropriate place to invest.

The six months ended October 31, 1998, proved to be very rocky for the U.S. equity markets. In the third quarter, the S&P 500 suffered its first negative calendar quarter in over three years with the ominous month of October looming. Many fears were allayed as October turned out to be one of the best-performing months in history for the equity indices. As a result, S&P 500 performance for the six-month period was slightly negative, and the ARK Equity Index Portfolio barely eked out a positive return. The Portfolio has grown in size by nearly 50% over the past six months, and the cash flows during the mostly negative time period contributed to the slight outperformance of the S&P 500.

The last six months found the long-neglected utilities sector leading the S&P 500 in performance with a solid 7% return. Consumer staples were also among the sectors in positive territory. The poorly performing sectors included basic materials, capital goods, and energy; each sector was down approximately 19%. The best-performing stocks in the S&P 500 were Dell, Sun Microsystems, and Philip Morris. The worst were Cendant, Bankers Trust, and Lehman Brothers.

The next six months should continue to be volatile for the U.S. equity markets, as there is much uncertainty about the health of the global economy and its possible effects on the U.S. economy. The ARK Equity Index Portfolio has achieved S&P 500 returns over its first year and will continue to strive to do the same using the same process we utilized during the past year.

EQUITY INDEX PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                 INSTITUTIONAL    RETAIL     S&P 500       LIPPER
                     CLASS       CLASS A    COMPOSITE      GROWTH
                                             INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN        22.77%         N/A       22.00%        9.61%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD             N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN          N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD             N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN          N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD             N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE             15.50%       19.28%        N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD             N/A        15.70%        N/A          N/A
--------------------------------------------------------------------------------
 CUMULATIVE
 TOTAL RETURN
 INCEPTION
 TO DATE             16.87%       19.11%        N/A          N/A
--------------------------------------------------------------------------------
 CUMULATIVE
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD             N/A        15.57%        N/A          N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning October 1, 1997. Retail Class A shares were offered beginning November 3, 1997. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

BLUE CHIP EQUITY PORTFOLIO
REVIEW AND OUTLOOK

Allen J. Ashcroft, Jr.     Clyde L. Randall, CFA
Co-Portfolio Managers


Allen J. Ashcroft, Jr., is a Principal of Allied Investment Advisors, Inc. He is the co-portfolio manager of the Blue Chip Equity Portfolio and the Equity Income Portfolio. He has more than 18 years of investment management experience.

Clyde L. Randall, CFA, is a Principal of Allied Investment Advisors, Inc. He is the co-portfolio manager of the Blue Chip Equity Portfolio and the Equity Income Portfolio. He has over 12 years of investment management experience.

The ARK Blue Chip Equity Portfolio posted consistent results through the first six months of our fiscal year. The key word is consistent. We witnessed an extremely volatile equity environment over this period. The Dow Jones Industrial Average peaked on July 17, at 9337. Just six weeks later, the Dow was trading 1900 points lower, by definition a bear market. However, accommodative interest rate moves by our Federal Reserve have once again peaked interest in equities. Market volatility personified!

Throughout this period the Blue Chip Equity Portfolio has remained focused on our strategy of looking for large-cap, quality companies that are dominant in their markets and have franchise characteristics, with solid management teams and a proven record of delivering above-average equity performance. This strategy has enabled us to be broadly diversified among the major sectors of the economy, in 30 to 40 quality companies, with a long-term investment horizon.

As of October 31, the Portfolio's largest contributors have been Cisco, Philip Morris, MCI, and Amgen. We find that over long periods, our best performers tend to come from a diverse group of industries. Over this period, however, a positive trend was observed in both technology and the healthcare sectors. The Portfolio was negatively impacted by our weighting in financial stocks. Solid performers such as Chase Manhattan and Morgan Stanley Dean Witter saw their equity prices fall drastically. Global financial concerns coupled with the implosion of Long Term Capital Management (a troubled U.S. hedge fund) affected the performance of even the highest-quality financial stocks.

Looking forward, we remain positive about the equity markets. While our economy is slowing a bit, it seems quite resilient. With low interest rates and inflation in check, the environment should be favorable for investing in equities. We do, however, face difficult decisions in the months ahead; valuations may once again become extended and our President may face some form of impeachment hearings, which may affect the equity market. With these possibilities in mind, we will continue to search for investments in larger companies, with strong business franchises, that will add value to the Portfolio.

BLUE CHIP EQUITY PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                INSTITUTIONAL    RETAIL      RETAIL     S&P 500    LIPPER
                    CLASS        CLASS A    CLASS B*   COMPOSITE   GROWTH
                                                         INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN       21.72%        21.51%     21.41%      22.00%     9.61%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD            N/A         17.89%     16.41%        N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN         N/A           N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD            N/A           N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN         N/A           N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD            N/A           N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE            24.03%        23.51%     23.91%        N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD            N/A         21.99%     23.08%        N/A       N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning April 1, 1996. Retail Class A shares were offered beginning May 16, 1996. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. Retail Class B shares were offered beginning July 31, 1998. Performance for Retail Class B shares reflects the deduction of the maximum contingent deferred sales charge of 5.00% applied in year one only.

  The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class B shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception for Class B shares is -1.32% without load and -6.25% with load.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

CAPITAL GROWTH PORTFOLIO
REVIEW AND OUTLOOK

Christopher E. Baggini, CFA, Portfolio Manager


Christopher E. Baggini, CFA, is a Principal of Allied Investment Advisors, Inc. He is the portfolio manager of the Mid-Cap Equity Portfolio and the Capital Growth Portfolio. He has over 12 years of investment management experience.

Stock market volatility came back with a vengeance during the last six months, an incredible display as wild swings in sentiment, emotion, and economic perception provided investors with a very bumpy ride. Despite a nearly flat overall return for the period, investors witnessed returns that were excellent in June, September, and October but fell prey to the market's negative gyrations in May, July, and August. This six-month period of volatility was anything but normal.

The market's volatility has provided investors with opportunities while trying their patience and sleeping patterns. The ARK Capital Growth Portfolio continued to seek out high-quality companies across market capitalizations, investable at low relative valuations. For example, recent purchases made in the market's early October freefall have created value for portfolio holders. Positions in Dayton Hudson (managers of the Target retail chain), Network Associates, and Nokia were established. These new positions combined with investments in Intel, Amgen, EMC, Cisco Systems, and Clorox greatly aided performance in the period. However, not every stock investment created value. Ciena Corp.'s stock price dropped sharply, while the financial sector's turmoil created significant underperformance in Morgan Stanley and Citicorp. Additionally, most holdings in medium and smaller companies declined in value during the period.

As we enter the end of the calendar year, we expect volatility to continue. Doubts over the U.S. economic expansion combine with lingering fears over Asia and the emerging nations, creating a difficult backdrop for earnings growth. During the next few months, we look to continue to add value in research and stock selection.

CAPITAL GROWTH PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                 INSTITUTIONAL    RETAIL    RETAIL     S&P 500    LIPPER
                      CLASS      CLASS A   CLASS B*   COMPOSITE   GROWTH
                                                        INDEX
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN         18.88%      18.64%    18.72%     22.00%       9.61%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD              N/A       15.05%    13.72%       N/A         N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN         23.58%      23.42%    23.52%     25.99%      17.97%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD              N/A       22.15%    22.86%       N/A         N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN         14.97%        N/A     14.94%     21.30%      15.66%
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD              N/A         N/A     14.71%       N/A         N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE              15.53%      15.24%    15.50%       N/A         N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD              N/A       14.48%    15.40%       N/A         N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares reflects the deduction of the maximum contingent deferred sales charge of 5.00% applied in year one only.

  The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class B shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception for Class B shares is 9.39% without load and 4.39% with load.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MID-CAP EQUITY PORTFOLIO
REVIEW AND OUTLOOK

Christopher E. Baggini, CFA, Portfolio Manager


Christopher E. Baggini, CFA, is a Principal of Allied Investment Advisors, Inc. He is the portfolio manager of the Mid-Cap Equity Portfolio and the Capital Growth Portfolio. He has over 12 years of investment management experience.

The six-month period ending October 31, 1998, was a very difficult time for mid-cap equity securities. While we are pleased to have performed well versus our peer groups, returns for the period were negative, reflecting investments in the energy, financial, and consumer cyclical sectors.

During the period, the ARK Mid-Cap Equity Portfolio increased its position in America Online and Amgen and sold its lagging position in Ciena Corp. We remain cautious about the overall technology sector, despite the Portfolio's overweighted position created by several interesting investment opportunities. Similarly, investments in Paine Webber and Marshall & Ilsley seem appealing despite a less-than-robust outlook for the financial sector over the next year.

Despite the short-term decline which was exacerbated by the broad market's decline in earnings growth and the lack of liquidity of mid-cap companies relative to large-cap companies, we remain positive on the long-term potential of the ARK Mid-Cap Equity Portfolio. The mid-cap market remains exciting for investors who are looking for the next franchise company (like America Online), and the relative valuations of this equity market sector are quite compelling.

MID-CAP EQUITY PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                 INSTITUTIONAL CLASS    S&P 400 MID-CAP     LIPPER MID-CAP
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN            7.21%               6.70%               -2.89%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN             N/A                 N/A                  N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN             N/A                 N/A                  N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE                16.32%                N/A                  N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 15, 1996. The performance of the S&P 400 Mid-Cap Index does not include operating expenses which are incurred by the Portfolio.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

SMALL-CAP EQUITY PORTFOLIO
REVIEW AND OUTLOOK

H. Giles Knight, Portfolio Manager

H. Giles Knight is a Principal of Allied Investment Advisors, Inc. He is the portfolio manager of the Small-Cap Equity Portfolio. He has more than 28 years of investment management experience.

Led by aggressive Federal Reserve action through a number of interest rate cuts in October, the S&P 500 recovered over half its 20% decline from its July high. Small-cap stocks have underperformed for most of the year, but the Russell 2000 began to achieve some outperformance in late October. It is noteworthy that the Russell 2000 was down over 35% from its high earlier this year.

Two factors helped the ARK Small-Cap Equity Portfolio outperform its benchmarks over the first half of the year. First, we employed a conservative investment strategy, entailing reductions in technology, telecommunications, and most market sensitive issues. Second, we maintained a modestly larger cash reserve. In addition, we increased positions in banks, insurance, and utility shares.

Looking forward, we believe that there will be a different market environment, and we will focus on the traditional areas of technology, telecommunications, retail, and healthcare, in order to participate in a stronger advance for small-cap stocks. Normally small-cap stocks tend to outperform larger stocks after a series of interest rate cuts. Also, in terms of valuations, small-cap stocks are historically cheap in terms of price-to-earnings growth rates and relative comparison to the S&P 500. Small-cap stock performance tends to run in five-year cycles and given an easier Federal Reserve policy, we believe these stocks could perform much better over the next year.

As always, the Portfolio will emphasize higher-growth stocks in such areas as the internet, telecommunications equipment and services, computer software, and medical technology. Specific themes going forward will be adult education and medical care for the elderly, outsourcing of information processing, and growth of wireless telecommunications.

SMALL-CAP EQUITY PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL      RETAIL         RUSSELL        LIPPER
                       CLASS         CLASS A*         2000           SMALL
                                                     GROWTH           CAP
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          1.21%           0.92%           N/A            N/A
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD              N/A           -2.15%         -15.85%        -13.76%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN          9.63%           9.45%            N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD              N/A            8.36%           4.93%          9.13%
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN           N/A             N/A             N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD              N/A             N/A             N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE              12.29%          12.13%            N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD              N/A           11.10%            N/A            N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 13, 1995. Retail Class A shares were offered beginning May 16, 1996. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. The performance of the Frank Russell 2000 Growth Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class A shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual performance since inception for Class A shares is -2.65% without load and -3.85% with load.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY SELECTION
PORTFOLIO REVIEW AND OUTLOOK

Brett A. Hoffacker, CFP, Portfolio Manager

Brett A. Hoffacker, CFP, is a Principal of Allied Investment Advisors, Inc. He is the portfolio manager of the International Equity Selection Portfolio. He has over 15 years of investment management experience.

Foreign markets remained on the path of volatility, as continued market and economic difficulties in emerging countries created panic among investors. Due to technology and the ease of international capital flow, the downturn in emerging markets was immediately transferred to the developed markets of the U.S. and Europe, where equity markets also tumbled. The flight from equities resulted in strong demand for "safe" currencies and the bellwether of all investments, U.S. Treasury securities. The relationship between emerging and developed markets has intensified, as shown by the effect on interest rates, commodity prices, corporate earnings, and consumer and investor sentiment in developed countries.

Although foreign markets have recovered some of the ground lost in August and September, our underlying funds' managers must continue to carefully manage not only the equity selection process but also, in some instances, volatile currencies and country selection. Geographically, managers must monitor and evaluate the situation in Southeast Asia, as parts of the region have slipped into recession. Latin America presents its own set of unique circumstances, as governments strive to implement austerity measures and avert currency devaluations. In Europe, the pace of economic growth for the continent and individual countries must be analyzed as the "Euro" and the European Central Bank become a reality on January 1, 1999. Also, Russia, Canada, and other countries dependent on natural resources must be assessed for inherent risks and rewards.

Throughout the period, the ARK International Equity Selection Portfolio increased its holdings from six underlying mutual funds to ten funds. Added to the Portfolio were the BT Institutional International Equity Fund, Putnam International Growth Fund, Fidelity Diversified International Fund, and American Century's Twentieth Century International Growth Fund. The addition of these funds is an expansion of our strategy to provide exposure to non-U.S. equity markets using mutual funds that incorporate a variety of investment styles and approaches. These purchases both increased our exposure to growth funds and provided further diversification.

From a market standpoint, the performance of funds that overweighted emerging markets, the U.K., and Canada suffered for the period. Country selection in continental Europe was very important, as individual market tides didn't rise and fall equally. Likewise, funds with overexposure to the financial industries were punished. Performance of the ARK International Equity Selection Portfolio was hampered by the GAM International, Harbor International, Hotchkis and Wiley International, and Templeton Foreign Funds, which were the four worst performers for the period. As a point of interest, the GAM and Harbor funds had been two of the top performers from November 1997 through April 1998. The two best-performing funds for the period were

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

the Europacific Growth and Fidelity Diversified International Funds.

Looking ahead, many questions remain concerning global securities markets. Investors must remember that strong corrections are frequently the vehicle for wringing excesses from markets. Underlying fund managers report that recent market turmoil has created opportunities in many regions of the world. Two areas of particular interest will be determining the attractiveness and timing of investments in the Japanese and emerging markets as well as monitoring Europe's prospects for growth.

We will continue to manage the Portfolio to provide a complementary array of mutual funds that cross the spectrums of investment style and risk/return. One new area being investigated is the addition of a small-cap foreign equity fund. As always, we will maintain our emphasis on identifying funds with reasonable fees, attractive track records, and investment approaches that seem appropriate for the foreign marketplace.

INTERNATIONAL EQUITY SELECTION
PERFORMANCE AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL      RETAIL      MORGAN          LIPPER
                       CLASS         CLASS A*     STANLEY      INTERNATIONAL
                                                 MSCI EAFE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN           1.42%          1.42%         9.64%          4.07%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD               N/A          -0.11%          N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN           9.67%          9.67%         8.22%          8.09%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD               N/A           9.13%          N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN           8.62%          8.62%         6.81%          7.02%
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD               N/A           8.29%          N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE                9.14%          9.14%          N/A            N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD               N/A           8.93%          N/A            N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Performance presented from inception to March 29, 1998, reflects the performance of the Marketvest International Equity Fund which is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from May 31, 1991 (inception date of the collective trust fund) to March 31, 1997, when the Fund's registration statement became effective. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares reflects the deduction of the 1.50% sales charge. The performance of the MSCI EAFE Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class A shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception is -10.53% without load and -11.84% with load.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OF FIXED INCOME PORTFOLIO MANAGEMENT TEAM OMITTED]

The ARK Funds Fixed Income Portfolios
Management team (from left to right):
Steven M. Gradow; N. Beth Volk, CFA;
Wilmer C. Stith III; and Susan L. Schnaars, CFA.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

[PHOTO OF FIXED INCOME PORTFOLIO MANAGEMENT TEAM OMITTED]

Our fixed income investment management philosophy centers on four core beliefs. We believe that over a full interest rate cycle, a portfolio of fixed income investments should provide real returns that exceed any loss of purchasing power due to inflation, exceed the specified portfolio benchmark return such as the Lipper universe, be competitive versus portfolios of similar risk, and maintain low-to-moderate principal volatility.

     With the understanding of each portfolio's constraints and tolerance for risk, we employ a value approach to fixed income investing involving over- or under-weighting market sectors, industries, or yield curve segments deemed to be relatively undervalued or expensive. We undertake rigorous analysis utilizing the following components to construct a portfolio: sector selection, duration management, credit analysis, industry and issue selection, and yield curve management.

     The fixed income process is an actively managed, bottom-up sector selection approach, wherein risk containment is paramount. Our objective is to position the portfolios in such a way that our sector, interest rate, yield curve, and credit analysis can add value without assuming an inordinate risk of underperform-ance. As part of the construction and management process, we continually test portfolios to assess and control risk. This disciplined fixed income philosophy has been in place within our organization for over 15 years, has been consistently applied, and has generated excellent results.

SHORT-TERM TREASURY PORTFOLIO
REVIEW AND OUTLOOK

James M. Hannan, Portfolio Manager

James M. Hannan is a Principal of Allied Investment Advisors, Inc. He is portfolio manager of the money market portfolios and the Short-Term Treasury Portfolio. He has over 10 years of investment management experience.

The short-term interest rate environment was dominated by the Federal Reserve easing monetary policy twice within 16 days. The first easing occurred on September 29. The cut in short-term interest rates was in response to growing fears of a global economic recession and to "cushion the effects of increasing weakness in foreign economies." The second easing was in response to increasing financial market turmoil and instability. Currently, the Federal Reserve is targeting a 5% Federal Funds rate, which is 0.50% less than the rate the Federal Reserve was targeting prior to the initial easing. The financial markets have responded favorably to the Federal Reserve's easing of monetary policy, as market volatility has abated. Short-term interest rates have declined by over 1.75% as the yield on the two-year Treasury note declined from 5.64% in May to 3.82% in October.

Throughout the past six months the ARK Short-Term Treasury Portfolio continued to provide a rate of return greater than a money market fund while providing less price volatility than a long-term bond fund. For the six months ended October 31, 1998, the Institutional Class returned 4.36%, while the Retail Class A returned 4.27%. To achieve these results, we actively manage the average maturity of the Portfolio. We also seek to take advantage of short-lived market inefficiencies.

Currently, our strategy is to maintain the average maturity of the Portfolio at slightly less than two years. We expect that the Federal Reserve will ease monetary policy again as the Asian contagion continues to weigh on the U.S. economy. However, when financial market stability returns, we will look to shorten the average weighted maturity of the ARK Short-Term Treasury Portfolio in anticipation of higher short-term interest rates.

SHORT-TERM TREASURY PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL     RETAIL    LEHMAN 1-3 YEAR      LIPPER
                       CLASS        CLASS A       GOVERNMENT      SHORT U.S.
                                                     BOND          TREASURY
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          7.12%         7.01%           7.66%           7.63%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD              N/A           N/A             N/A             N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN           N/A           N/A            5.99%           5.68%
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE               6.19%         6.53%            N/A             N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning March 20, 1996. Retail Class A shares were offered beginning September 9, 1996. The performance of the Lehman 1-3 Year Government Bond Index does not include operating expenses which are incurred by the Portfolio.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

SHORT-TERM BOND PORTFOLIO
REVIEW AND OUTLOOK

Steven M. Gradow      Wilmer C. Stith III
Co-Portfolio Managers

Steven M. Gradow is a Managing Director of Fixed Income Investments for Allied Investment Advisors, Inc. He is the portfolio manager of the Income Portfolio and co-portfolio manager of the U.S. Government Bond Portfolio and the Short-Term Bond Portfolio. He has over 15 years of investment management experience.

Wilmer C. Stith III is a Vice President of Allied Investment Advisors, Inc. He is co-portfolio manager of the Short-Term Bond Portfolio and oversees Fixed Income trading. He has over 8 years of investment management experience.

The last six months have been volatile ones for global financial markets, and the short end of the U.S. bond market was no exception. As the months wore on, it became increasingly apparent that global economic deterioration would have a more pronounced effect on the U.S. economy. This caused the Federal Reserve to change its focus of concern from inflation to domestic economic weakness. In a pre-emptive move to "cushion the effects of increasing weakness in foreign economies," the Federal Reserve has recently lowered the Federal Funds rate by 0.50% to 5%. We view this as the first of several gradual eases in monetary policy that will occur over the next six months.

In this market environment investors have been placing a premium on liquidity, seeking a safe haven from global uncertainties. This climate has resulted in a flight into U.S. Treasuries and a dramatic drop in interest rates, with the two-year U.S. Treasury Note falling from a 5.51% yield in April to 4.12% at the end of October. All other sectors of the short-term fixed income market, such as corporate bonds, have underperformed U.S. Treasuries. As investors seek liquidity in U.S. Treasuries, corporate bonds and even U.S. Government agency bonds have dramatically widened in spread over U.S. Treasuries. The ARK Short-Term Bond Portfolio has approximately 20% of its assets in U.S. Treasuries, while 45% of its assets are in corporate bonds. We have mitigated the negative effect of the Portfolio's exposure to corporate bonds by actively maintaining an aggressive interest rate exposure of roughly 110% of the Lehman Brothers 1-3 Year Government Bond Index over most of the last three months.

We believe that global economic uncertainties will subside and that within the next six months, broad sponsorship will return to the U.S. gov-ernment agency and corporate bond markets. During this time of heightened market volatility, we are actively monitoring our sector and interest rate exposures, looking to take advantage of any market anomalies and opportunities the market may present.

SHORT-TERM BOND PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL      LEHMAN 1-3 YEAR      LIPPER SHORT
                       CLASS          GOVERNMENT BOND       INVESTMENT-
                                                            GRADE DEBT
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          6.15%               7.66%               6.02%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN           N/A                 N/A                 N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN           N/A                 N/A                 N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE               5.89%                N/A                 N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Performance presented from inception to March 22, 1998, reflects the performance of the Marketvest Short-Term Bond Fund shares which were offered beginning March 31, 1996. The performance of the Lehman 1-3 Year Government Bond Index does not include operating expenses which are incurred by the Portfolio.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MARYLAND AND PENNSYLVANIA TAX-FREE
PORTFOLIOS REVIEW AND OUTLOOK

Susan L. Schnaars, CFA, Portfolio Manager

Susan L. Schnaars, CFA, is a Principal of Allied Investment Advisors, Inc. She is the portfolio manager of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, and Pennsylvania Tax-Free Portfolio. She has 10 years of investment management experience.

The yield on the 30-year U.S. Treasury bond fell 80 basis points over the past six months, while the yield on the 30-year generic municipal bond declined only 30 basis points. What's wrong with this picture? The tax-exempt advantage is only beneficial to a certain group of investors, and these investors are reluctant to buy long municipal securities at yields below 5%. The result has been an unprecedented 99.8% ratio of municipal yields as a percentage of U.S. Treasury yields. This begs the question, "Does it make sense for

MARYLAND TAX-FREE PORTFOLIO
PERFORMANCE AS OF 10/31/98

------------------------------------------------------------------------------
               INSTITUTIONAL     RETAIL      LEHMAN        LEHMAN     LEHMAN
                   CLASS        CLASS A      7 YEAR       10 YEAR    MUNICIPAL
                                            MUNI BOND    MUNI BOND     DEBT
------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN      7.12%         6.92%        7.39%         8.28%     7.00%
------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD          N/A          3.76%         N/A           N/A       N/A
------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN       N/A           N/A          N/A           N/A       N/A
------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD          N/A           N/A          N/A           N/A       N/A
------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN       N/A           N/A          N/A           N/A       N/A
------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD          N/A           N/A          N/A           N/A       N/A
------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE           6.96%         7.15%         N/A           N/A       N/A
------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD          N/A          5.37%         N/A           N/A       N/A
------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning January 2, 1997. Performance for Retail Class A reflects the deduction of the 3.00% sales charge after waivers. The performance of the Lehman 7 Year Municipal Bond Index and the Lehman 10 Year Municipal Bond Index does not include operating expenses which are incurred by the Portfolio.

me to buy municipals now?" The answer is yes, even if you pay the lowest marginal income tax rate and if you are willing to invest out beyond ten years. Inside of ten years, the advantage is still there, but it is not as great as in the longer maturity ranges. The best values lie at the long end of the market. For an individual taxpayer with a combined federal and state tax rate of close to 45%, a 30-year municipal bond with a 5% yield is effectively earning a 9.1% taxable equivalent!

Municipal yields are at very high ratios versus U.S. Treasury yields and are at levels only seen once before in recent history, during the tax reform discussion of 1986. This time, however, the phenomenon is not being caused by a potential change in the taxable status of municipal securities; it is the result of strong demand for Treasury securities and the resulting decline in interest rates caused by a flight to quality by investors seeking safety and liquidity. So far, the tax-exempt market has somewhat avoided the liquidity problems that have been plaguing the taxable market. The spread widening we have seen in the corporate sector between high-grade and lower-quality credits has not passed into the municipal sector. Like the federal government, municipalities have found themselves with balanced budgets and even running surpluses, which have enabled them to maintain and improve their credit ratings. Triple-B-rated issues are offering a risk premium approximately 50 basis points greater than Triple-A-rated issues. In light of this small risk premium, we have continued to focus on the higher-quality issuers and those backed by insurance.

In response to the general underperformance of the municipal market compared to the taxable market, we have steadily lengthened the duration of the Tax-Free Portfolios, maintaining our focus on higher-quality securities. New purchases have focused on non-callable securities, longer-dated discount coupon securities with the ability to appreciate before trading to their shorter call date, and higher coupon callable issues that are out of favor due to the uncertainty surrounding whether the call will be exercised at some future date. It is our opinion that municipals cannot get much cheaper than they are now, and we expect municipals to begin to outperform the taxable markets. We expect one of three things to

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

PENNSYLVANIA TAX-FREE PORTFOLIO
PERFORMANCE AS OF 10/31/98

--------------------------------------------------------------------------------
                 INST`L    RETAIL    LEHMAN   LEHMAN    LEHMAN     LIPPER PA
                 CLASS    CLASS A*   5 YEAR   7 YEAR   10 YEAR     INTERMED.
                                      MUNI      MUNI      MUNI     MUNICIPAL
                                      BOND      BOND      BOND       DEBT
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN    6.43%     6.17%      6.52%     7.39%     8.28%      6.47%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD        N/A      2.94%       N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN     N/A       N/A        N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD        N/A       N/A        N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN     N/A       N/A        N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD        N/A       N/A        N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE         6.04%     5.93%       N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD        N/A      4.69%       N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Performance presented from inception to March 22, 1998, reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund shares which were offered beginning March 31, 1996. Retail Class A shares were offered beginning March 23, 1998. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. The performance of the Lehman 5 Year Municipal Bond Index, Lehman 7 Year Municipal Bond Index, and Lehman 10 Year Municipal Bond Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class A shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception is 3.78% without load and 0.64% with load.

happen. With the ratio of municipal yields to Treasury yields so high, municipals can begin to catch up (on a relative basis) to the Treasury market by attracting an increasing number of cross-over buyers and igniting interest in the usual municipal investors, resulting in strong relative performance. If Treasuries stabilize, municipals should have a chance to catch up as investors adjust to the new lower rates in the municipal market. If the Treasury market sells off, it is expected that municipals may be the asset sector of choice for those able to purchase municipals, resulting again in strong relative performance. Municipals could also begin to profit from any weakness in the equity market, as investors seek positive returns from other asset classes.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERMEDIATE FIXED INCOME PORTFOLIO
REVIEW AND OUTLOOK

Susan L. Schnaars, CFA, Portfolio Manager

Susan L. Schnaars, CFA, is a Principal of Allied Investment Advisors, Inc. She is the portfolio manager of the Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, and Pennsylvania Tax-Free Portfolio. She has 10 years of investment management experience.

With an expected 25-basis point ease in the Fed Funds rate late in the third quarter and a surprise ease shortly thereafter, the financial markets were somewhat rejuvenated and reassured, and corrected somewhat for the crisis that troubled the markets over the summer and early fall. Throughout the past six months, turmoil in the foreign markets and the domestic equity market drove investors to the safe haven of the liquid and dollar-denominated U.S. Treasury market, forcing long-term interest rates below 5%. Investor demand for liquidity, even amongst bond investors, coupled with the probability for softer corporate profits in the quarters ahead, caused corporate spreads to widen significantly, especially in lower-quality credits, while the U.S. Treasury market continued its rally. Spreads widened further when liquidity in the markets began to dry up as financial intermediaries became less willing to take on additional inventory after being hurt by overseas investments and a hedge fund bailout. The dramatic decline in interest rates also motivated spreads in the mortgage-backed sector to widen as the prospects for prepayments increased, reducing the desire to hold these interest-rate-sensitive products. Tax-exempt municipal securities also underperformed as interest rates fell and new supply flooded the market, causing the ratio of municipal yields to Treasury yields to reach levels seen only once before in recent history, during the tax reform discussion of 1986.

In light of the underperformance of medium- and lower-quality corporate and mortgage sectors over the past several months, we have maintained our focus on mid- to high-quality corporate issuers. The performance of the ARK Intermediate Fixed Income Portfolio has been hampered moderately by the exposure to lower-quality corporates and REITS. We have been slowly reducing the Portfolio's exposure to the mortgage-backed and CMO sectors. We have taken a small position in tax-exempt securities as a longer-term total return opportunity. In many instances the yields on certain municipal bonds have gradually reached the yields available for their Treasury counterparts, making them an attractive alternative to portfolios focused on taxable securities. It is likely that tax-exempt yields will begin to trade closer to their "normal" levels as technical factors begin to play in favor of the municipal market. As the flight to quality to the Treasury sector subsides, it is expected that the municipal market will outperform.

The ARK Intermediate Fixed Income Portfolio performance was aided by the strong performance of the Treasury market, the stronger relative performance of the higher quality corporate issues held in the Portfolio, the stronger relative performance of municipals late in the period, and lower exposure to less interest-rate-sensitive mortgage- and asset-backed securities.

In light of the continuing global financial crisis, we expect to continue to increase our position in the government sector, as other sectors are viewed to be less attractive. We will focus on investing in asset-backed securities for incremental yield while maintaining high quality. As we expect persistent weakness due to a new wave of

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

mortgage refinancings, the Portfolio will continue to be underweighted in the current and premium coupon mortgage sectors. In the corporate sector, we continue to focus on fundamental credit analysis, retaining those issuers we believe will fare best in an economic downturn. We believe that this unique phenomenon taking place in the bond market over the past several months will pass, and we will continue to look for opportunities in the spread sectors as the dust settles. It has been proven over time that risks associated with investing in the corporate and mortgage sectors are rewarded.

INTERMEDIATE FIXED INCOME PORTFOLIO
PERFORMANCE AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL      LEHMAN INTERMEDIATE   LIPPER INTERMEDIATE
                       CLASS            GOVERNMENT BOND         INVESTMENT-
                                                                 GRADE DEBT
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          8.54%                 9.50%                 7.94%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN           N/A                   N/A                   N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN           N/A                   N/A                   N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE               7.56%                  N/A                   N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 15, 1996. The performance of the Lehman Intermediate Government Bond Index does not include operating expenses which are incurred by the Portfolio.

U.S. GOVERNMENT BOND PORTFOLIO REVIEW
AND OUTLOOK

Steven M. Gradow      N. Beth Volk, CFA
Co-Portfolio Managers

Steven M. Gradow is a Managing Director of Fixed Income Investments for Allied Investment Advisors, Inc. He is the portfolio manager of the Income Portfolio and co-portfolio manager of the U.S. Government Bond Portfolio and the Short-Term Bond Portfolio. He has over 15 years of investment management experience.

N. Beth Volk, CFA, is a Principal of Allied Investment Advisors, Inc. She is the co-portfolio manager of the U.S. Government Bond Portfolio and oversees credit research for the fixed income group. She has over 18 years of investment research and management experience.

The ARK U.S. Government Bond Portfolio seeks to provide current income by investing at least 65% of its assets in securities that are issued or guaranteed as to the payment of principal and interest by the U.S. Treasury or its agencies. The average life of the Portfolio can range from three to ten years, but is normally maintained around seven years.

The significant change in sentiment over the summer and investors' rush to the safety of U.S. Treasuries caused yields across all maturities to fall and the prices of these highly liquid securities to rise. As this nervousness developed, we extended the ARK U.S. Government Bond Portfolio's duration slightly, since we expected lower rather than higher interest rates. In addition, as the rally caused the duration of the Portfolio's and its benchmarks' mortgage-backed securities to shorten, we maintained our duration at roughly 4.2 years. Early in the summer, we tendered several of our less liquid, three-year agency positions at a market premium, reinvesting the proceeds in U.S. Treasuries. In early September, we took advantage of the unusually wide yield premiums offered in the agency sector, reducing our portfolio weighting in the U.S. Treasury sector. Though we increased our weighting in AAA-rated mortgage-backed securities, compared to our benchmarks, we still are underweighted in this sector. While we left our corporate weightings unchanged over the quarter given this sector's relative weakness, we did swap into some more defensive names. Altogether, these moves

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

preserved overall portfolio quality at a strong AA1 and enhanced the Portfolio's yield.

While we believe the recent underperformance of the higher-yielding mortgage-backed securities and corporates is likely to last several more months before correcting, we remind investors that over the long-term they have been rewarded for bearing the additional risk associated with these sectors. Nonetheless, until the financial system's underlying tone improves, the historically wide spreads for these products fail to be compelling relative values. We remain focused on our fundamental approach to credits, retaining only those issuers with the ability to fare best in an economic downturn. We will continue to underweight the mortgage sector given expectations for higher prepayments. During this period of increased instability, we believe that agencies offer the best relative value. Given the AAA quality and incremental yield of asset-backed securities, we will also seek opportunities in that sector.

U.S. GOVERNMENT BOND PORTFOLIO
PERFORMANCE AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL     RETAIL        LEHMAN             LIPPER
                       CLASS        CLASS A*    INTERMEDIATE       INTERMEDIATE
                                               GOV'T/CORP. BOND      U.S. GOV'T
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          7.34%         7.14%          9.10%              8.54%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD              N/A          3.92%           N/A                N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN           N/A           N/A            N/A                N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD              N/A           N/A            N/A                N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN           N/A           N/A            N/A                N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD              N/A           N/A            N/A                N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE               6.65%         6.45%           N/A                N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD              N/A          5.20%           N/A                N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Performance presented from inception to March 22, 1998, reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund shares which were offered beginning March 31, 1996. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. The performance of the Lehman Intermediate Government/Corporate Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class A shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception for Class A shares is 12.61% without load and 9.18% with load.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

INCOME PORTFOLIO REVIEW AND OUTLOOK

Steven M. Gradow, Portfolio Manager

Steven M. Gradow is a Managing Director of Fixed Income Investments for Allied Investment Advisors, Inc. He is the portfolio manager of the Income Portfolio and co-portfolio manager of the U.S. Government Bond Portfolio and the Short-Term Bond Portfolio. He has over 15 years of investment management experience.

Not since the start of the Gulf War (at the beginning of the decade) has the economy witnessed the kind of dramatic shift in investor sentiment and flight to U.S. Treasuries that occurred in the summer of 1998. This unusual phenomenon was exacerbated by the events of a sovereign default (Russia) together with the threat to major U. S. money center banks and brokerage houses, as the effects of largely unregulated, leveraged hedge funds threatened to expose our banking system to significant losses. In response to this threat, and the continuation of a global economic slowdown, the Federal Reserve moved from a moderately restrictive stance to one of accommodation, lowering the Federal Funds rate twice in the past two months.

This has been an extremely unusual period for bond managers. Bond assets within fixed income sectors corrected severely and widened in spread by very large margins, as liquidity was only available within the U.S. Treasury markets. In effect, the issuance of corporate debt was limited as financial institutions and broker/dealers pulled back financing and distributing securities while experiencing large losses in the third quarter. Investors basically went out on strike as their existing corporate and mortgage securities holdings severely underperformed the Treasury market.

In light of the continuing global volatility, we believe the recent underperformance of the higher-yielding corporate and mortgage securities will provide an unusual opportunity to purchase securities at excellent values once the markets begin to stabilize. We continue to emphasize the investment in quality companies in industries that will perform well in a slower economic climate. We are vigilant about maintaining a fundamental approach to securities selection within our process. We expect the market to stabilize over the coming months and believe the investor will be rewarded for the risks associated with these higher-yielding assets. We continue to underweight the mortgage sector as prepayments have accelerated to substantial levels. We expect to purchase additional corporate securities and to look for anomalies within sectors to add additional returns to the Portfolio.

INCOME PORTFOLIO PERFORMANCE
AS OF 10/31/98

--------------------------------------------------------------------------------
                   INSTITUTIONAL    RETAIL     RETAIL     LEHMAN     LIPPER
                       CLASS       CLASS A    CLASS B*  AGGREGATE  CORPORATE A-
                                                           BOND      RATED
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN          6.98%        6.74%       6.89%      9.32%      7.72%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN
 WITH LOAD              N/A         3.53%       1.89%       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN          6.89%        6.64%       6.86%      8.01%      7.06%
--------------------------------------------------------------------------------
 ANNUALIZED
 THREE YEAR
 TOTAL RETURN
 WITH LOAD              N/A         5.58%       5.98%       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN          6.56%         N/A        6.54%      7.02%      6.15%
--------------------------------------------------------------------------------
 ANNUALIZED
 FIVE YEAR
 TOTAL RETURN
 WITH LOAD              N/A          N/A        6.23%       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE               6.70%        7.52%       6.68%       N/A        N/A
--------------------------------------------------------------------------------
 ANNUALIZED
 TOTAL RETURN
 INCEPTION
 TO DATE
 WITH LOAD              N/A         6.80%       6.54%       N/A        N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning April 12, 1994. Performance for Retail Class A shares reflects the deduction of the 3.00% sales charge after waivers. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares reflects the deduction of the maximum contingent deferred sales charge of 5.00% applied in year one only. The performance of the Lehman Aggregate Bond Index does not include operating expenses which are incurred by the Portfolio.

* Performance shown for the Retail Class B shares is synthetic (not actual) and represents that of the Institutional Class adjusted for the sales charge. Actual cumulative performance since inception is -0.14% without load and -5.09% with load.

MONEY MARKET PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OF MONEY MARKET PORTFOLIOS MANAGEMENT TEAM OMITTED]

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

[PHOTO OF MONEY MARKET PORTFOLIOS MANAGEMENT TEAM OMITTED]

The ARK Funds Money Market Portfolios Management team (from left to right):
James M. Hannan, Wilmer C. Stith III, and Bryan J. Dingle.

Our Money Market investment management philosophy is defined by three objectives: to provide preservation of principal, to maintain daily liquidity, and to maximize current income. To achieve these objectives, we actively manage the money market portfolios utilizing our conservative and highly disciplined relative value approach, which is constantly monitored and reviewed to ensure that our shareholders' goals are realized.

     To provide preservation of principal, we include on our approved list only those issuers that pass our stringent credit evaluation process. The goal of the credit evaluation process is to select high-quality issuers that present minimal credit risk. The evaluation process is based on both quantitative and qualitative factors that highlight the issuer's ability to maintain its credit rating and leading industry position. Issuers are monitored and reviewed by the ARK Funds Investment Advisory Committee, which is comprised of senior trust investment personnel.

     To provide daily liquidity, we manage our maturities and engage in overnight repurchase agreements with approved broker/dealers that have obtained the highest short-term ratings. Each repurchase agreement is collateralized by U.S. Treasury or U.S. government agency collateral.

     To provide high current income, we actively manage the Portfolios. We seek to take advantage of short-lived trading opportunities and market inefficiencies by employing a relative value approach that emphasizes security selection.

     Each Portfolio's strategy starts with an average maturity decision. This decision is determined by a number of factors, such as analysis of our shareholders' liquidity needs, expected Federal Reserve monetary policy and yield curve, and implied forward interest rate analysis.

     Upon determining the Portfolio's average maturity, we analyze each market sector to determine which sectors are cheap, thus providing value, and which sectors are expensive. Individual securities are then selected from our approved list. This in-depth analysis allows us to identify market inefficiencies and trading opportunities.

MONEY MARKET PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MONEY MARKET PORTFOLIOS
REVIEW AND OUTLOOK

James M. Hannan, Portfolio Manager

James M. Hannan is a Principal of Allied Investment Advisors, Inc. He is portfolio manager of the Money Market Portfolios and the Short-Term Treasury Portfolio. He has over 10 years of investment management experience.

Throughout the past six months the Money Market Portfolios continued to meet their objectives of providing preservation of principal, daily liquidity, and high current income.

The ARK Funds Money Market Portfolios reached another milestone; assets topped $3.1 billion on October 30, 1998. The money market interest rate environment was dominated by the Federal Reserve easing monetary policy twice within 16 days. The cut in short-term interest rates came as a response to growing fears of a global economic recession and to "cushion the effects of increasing weakness in foreign economies." The second easing was in response to increasing financial market turmoil and instability. Currently, the Federal Reserve is targeting a 5% Federal Funds rate, which is 0.50% less than the rate the Federal Reserve was targeting prior to the initial easing. The financial markets have responded favorably to the Federal Reserve's easing of monetary policy, as market volatility has abated. Short-term interest rates have declined by over 1.50% as the yield on the one-year Treasury bill declined from 5.46% in May to 3.85% in October.

The Money Market Portfolios experienced a significant increase in assets over the past year. Total money market assets increased 35%. For example, the ARK Money Market Portfolio's assets increased by 70% in the past six months to $842 million at October 30.

We expect the Federal Reserve to ease monetary policy again prior to year end. Given our outlook, we have extended the average maturity of the Portfolios. For example, the ARK U.S. Government Money Market Portfolio's average maturity was lengthened from 24 days in May to 54 days in October. We also expect year-end financing pressures to provide many opportunities to enhance the yield of the Portfolios. Our strategy is to extend the average maturity of the Portfolios by purchasing securities maturing in the first quarter of 1999. Exposure to floating and variable rate securities will be maintained as we continue to find value in these securities. Most importantly, we will continue to faithfully utilize our conservative and disciplined relative value investment process.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1998

MONEY MARKET PORTFOLIO PERFORMANCE
AS OF 10/31/98

[GRAPH OMITTED]

THIRTY-DAY YIELD COMPARISON

                          11/30/97 12/31/97 1/31/98  2/28/98  3/31/98  4/30/98  5/31/98  6/30/98  7/31/98  8/31/98  9/30/98 10/31/98
ARK MONEY MARKET,
INSTITUTIONAL CLASS        5.46%     5.54%   5.39%    5.33%    5.32%    5.31%    5.31%   5.33%    5.30%    5.32%     5.30%   5.10%

IBC/FINANCIAL DATA FIRST
TIER INSTITUTIONS ONLY     5.34      5.38    5.36     5.31     5.29     5.28     5.27    5.28     5.28     5.27      5.25    5.04

ARK MONEY MARKET,
RETAIL CLASS A             5.15      5.23    5.14     5.08     5.07     5.06     5.06    5.07     5.05     5.07      5.05    4.85

IBC/FINANCIAL DATA
FIRST TIER                 4.97      5.04    5.01     4.95     4.93     4.92     4.91    4.92     4.92     4.91      4.90    4.70

ARK MONEY MARKET,
INSTITUTIONAL II CLASS     5.36      5.44    5.35     5.29     5.28     5.27     5.27    5.28     5.26     5.28      5.25    5.06

TAX-FREE MONEY MARKET PORTFOLIO
PERFORMANCE AS OF 10/31/98

[GRAPH OMITTED]

THIRTY-DAY YIELD COMPARISON

                          11/30/97 12/31/97 1/31/98  2/28/98  3/31/98  4/30/98  5/31/98  6/30/98  7/31/98  8/31/98  9/30/98 10/31/98
ARK TAX-FREE MONEY MARKET,
INSTITUTIONAL CLASS        3.53%     3.51%   3.23%    3.05%    3.06%    3.48$    3.42%   3.24%    3.02%    3.02%     3.19%   3.01%

IBC/FINANCIAL DATA
TAX-FREE
INSTITUTIONS ONLY          3.46      3.43    3.18     3.00     3.03     3.44     3.45    3.28     3.12     3.06      3.17    3.00

ARK TAX-FREE MONEY
MARKET,
RETAIL CLASS A             3.22      3.20    2.98     2.80     2.81     3.23     3.17    2.99     2.77     2.77      2.94    2.76

IBC/FINANCIAL DATA
TAX-FREE STOCKBROKER &
GENERAL PURPOSE            3.19      3.17    2.94     2.77     2.78     3.16     3.18    3.02     2.86     2.81      2.91    2.75

ARK TAX-FREE MONEY
MARKET,
INSTITUTIONAL II CLASS     3.43      3.41    3.19     3.01     3.02     3.44     3.38    3.20     2.98     2.98      3.15    2.97

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PERFORMANCE AS OF 10/31/98

[GRAPH OMITTED]

THIRTY-DAY YIELD COMPARISON

                          11/30/97 12/31/97 1/31/98  2/28/98  3/31/98  4/30/98  5/31/98  6/30/98  7/31/98  8/31/98  9/30/98 10/31/98
ARK U.S. GOVERNMENT
MONEY MARKET,
INSTITUTIONAL CLASS        5.34%     5.39%   5.30%    5.25%    5.18%    5.15%    5.15%   5.19%    5.20%    5.25%     5.19%   4.87%

IBC/FINANCIAL DATA
GOVERNMENT
ONLY INSTITUTIONS ONLY     5.16      5.19    5.16     5.15     5.15     5.14     5.09    5.10     5.11     5.10      5.07    4.70

ARK U.S. GOVERNMENT
MONEY MARKET,
RETAIL CLASS A             5.03      5.08    5.02     4.97     4.94     4.91     4.90    4.94     4.95     5.00      4.94    4.62

IBC/FINANCIAL DATA
U.S. GOVERNMENT &
AGENCIES                   4.92      4.96    4.93     4.91     4.89     4.89     4.88    4.89     4.89     4.89      4.86    4.57

ARK U.S. GOVERNMENT
MONEY MARKET,
INSTITUTIONAL II CLASS     5.24      5.29    5.23     5.18     5.15     5.12     5.11    5.15     5.16     5.21      5.15    4.83

U.S. TREASURY MONEY MARKET PORTFOLIO
PERFORMANCE AS OF 10/31/98

[GRAPH OMITTED]

THIRTY-DAY YIELD COMPARISON

                          11/30/97 12/31/97 1/31/98  2/28/98  3/31/98  4/30/98  5/31/98  6/30/98  7/31/98  8/31/98  9/30/98 10/31/98
ARK U.S. TREASURY
MONEY MARKET,
INSTITUTIONAL CLASS        4.98%     4.99%   4.90%    4.88%    4.88%    4.90%    4.82%   4.87%    4.79%    4.76%     4.78%   4.38%

IBC/FINANCIAL DATA 100%
U.S. TREASURY              4.57      4.75    4.75     4.72     4.76     4.73     4.63    4.64     4.62     4.61      4.59    4.24

ARK U.S. TREASURY
MONEY MARKET,
INSTITUTIONAL II CLASS     4.88      4.89    4.82     4.80     4.86     4.87     4.78    4.83     4.75     4.72      4.74    4.34

ARK U.S. TREASURY
MONEY MARKET,
RETAIL CLASS A             4.67      4.68    4.61     4.59     4.65     4.66     4.57    4.62     4.54     4.51      4.53    4.13

                     THIS PAGE IS LEFT INTENTIONALLY BLANK.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the ARK Funds. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits or obligations of, or guaranteed or endorsed by FMB Trust Company, N.A., any of its affiliates, or any depository institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested.

ARK FUNDS
--------------------------------------------------------------------------------
[Ark Logo Omitted]

Investment Advisers
Allied Investment Advisors, Inc.
Baltimore, Maryland

Trustees
William H. Cowie, Jr.
David D. Downes
Charlotte R. Kerr
George K. Reynolds III
Thomas Schweizer
Richard B. Siedel

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Legal Counsel
Piper & Marbury L.L.P.
Baltimore, Maryland

Independent Auditors
KPMG Peat Marwick LLP
Boston, Massachusetts

Custodian
FMB Trust Company, N.A.
Baltimore, Maryland

This material must be preceded or accompanied by a current prospectus.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998
[Pie chart omitted.]

[arrow] ARK FUNDS: MONEY MARKET PORTFOLIO

Repurchase Agreements -- 2%
Asset-Backed Securities -- 3%
Taxable Municipal Bonds -- 6%
Commercial Paper -- 16%
Certificates of Deposit -- 17%
Corporate Obligations -- 56%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 55.7%
    BANKS -- 7.0%
    CHEMICAL BANKING
       9.750%, 06/15/99          $ 1,250           $ 1,279
    NORWEST, SERIES D, MTN (A)
       5.550%, 12/16/98           10,000            10,004
    PNC BANK (A)
       5.406%, 11/13/98           11,000            10,999
       5.050%, 11/21/98           15,000            14,994
       5.040%, 12/11/98            5,000             4,998
    WELLS FARGO
       8.625%, 04/01/99           17,000            17,193
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $59,467
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 39.1%
    ABBEY NATIONAL TREASURY
     SERVICES, MTN, YB
       5.500%, 02/05/99           10,000            10,003
    ABBEY NATIONAL TREASURY (B)
       5.720%, 06/11/99            5,000             4,998
    ABBEY NATIONAL TREASURY,
     MTN (B)
       5.640%, 07/15/99           15,000            14,994
    ASSOCIATES
       5.160%, 01/20/99           25,000            24,713
    BEAR STEARNS (A)
       5.150%, 11/01/98            5,000             4,999
    BEAR STEARNS, SERIES B, MTN (A)
       5.180%, 11/01/98           10,000            10,000
       5.758%, 11/26/98           10,000            10,003
    CAPITAL ONE FUNDING (A) (B)
       5.150%, 11/05/98            4,200             4,200
       5.180%, 11/05/98            4,200             4,200
    CIESCO
       5.150%, 01/15/99           25,000            24,732
    CIT GROUP, MTN (A)
       5.050%, 11/01/98           25,000            24,988
       5.200%, 11/01/98            5,000             5,000
    CORPORATE ASSET FUNDING
       5.450%, 11/18/98           30,000            29,923


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    GENERAL ELECTRIC CAPITAL
       5.400%, 11/06/98          $25,000          $ 24,981
    GENERAL ELECTRIC ENGINE
     RECEIVABLES (A)
       5.211%, 11/01/98            1,430             1,430
    GOLDMAN SACHS GROUP (A)
       5.606%, 01/15/99           10,000            10,000
    GOLDMAN SACHS GROUP (A) (B)
       5.619%, 01/26/99            5,000             5,005
    GOLDMAN SACHS GROUP,
     SERIES A (A) (B)
       5.313%, 11/26/98            8,000             8,000
       5.728%, 01/31/99            2,500             2,500
    LEHMAN BROTHERS HOLDINGS (A)
       5.030%, 11/01/98           10,000            10,000
    LEHMAN BROTHERS HOLDINGS,
     SERIES E (A)
       5.220%, 11/01/98            5,000             5,000
    LEHMAN BROTHERS HOLDINGS,
     SERIES E, MTN
       6.900%, 07/15/99            2,000             2,015
    LEHMAN BROTHERS HOLDINGS,
     SERIES E, MTN (A)
       5.573%, 12/13/98           10,000            10,000
    MERRILL LYNCH
       6.375%, 03/30/99            3,800             3,808
    MERRILL LYNCH, SERIES B, MTN (A)
       5.250%, 11/01/98           10,000            10,005
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER, SERIES C, MTN (A)
       5.728%, 11/09/98            9,000             9,000
       5.759%, 01/30/99           11,400            11,403
    SALOMON BROTHERS
       7.125%, 08/01/99           15,000            15,144
    SALOMON BROTHERS, MTN
       7.000%, 05/15/99            1,070             1,077
    SALOMON SMITH BARNEY HOLDINGS
       5.560%, 01/28/99            1,000               986
    SALOMON SMITH BARNEY HOLDINGS,
     SERIES D, MTN
       7.650%, 05/18/99           12,000            12,135
    TRAP ROCK INDUSTRY,
     DEMAND RB (A)
       5.250%, 11/04/98            2,300             2,300
    XEROX CREDIT
       6.500%, 06/11/99           12,000            12,039
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                      $329,581
--------------------------------------------------------------------------------
    PERSONAL CREDIT INSTITUTIONS -- 9.6%
    CHRYSLER FINANCE
      12.750%, 11/01/99            5,000             5,369
    CHRYSLER FINANCE, SERIES Q, MTN
       6.370%, 06/21/99            5,000             5,019
       6.440%, 06/23/99            3,000             3,013

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[arrow] MONEY MARKET PORTFOLIO (CONCLUDED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    CHRYSLER FINANCE, SERIES Q,
     MTN (A)
       5.019%, 11/21/98          $10,000          $ 10,001
    FIRST DATA
       5.340%, 03/02/99           32,500            31,917
    FORD MOTOR CREDIT, MTN (A)
       5.200%, 11/01/98            5,000             5,000
    GENERAL MOTORS ACCEPTANCE
       8.625%, 06/15/99            5,305             5,397
    GENERAL MOTORS ACCEPTANCE,
     MTN
       6.450%, 04/15/99            3,000             3,009
       7.375%, 06/09/99           10,000            10,103
    NORWEST FINANCIAL
       6.250%, 03/15/99            2,000             2,004
--------------------------------------------------------------------------------
    TOTAL PERSONAL CREDIT INSTITUTIONS            $ 80,832
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $469,880)                               $469,880
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 16.4%
    BANKS -- 4.5%
    BANKERS TRUST (A)
       5.090%, 11/01/98           10,000             9,996
    HUNTINGTON NATIONAL
       5.625%, 01/12/99           11,900            11,897
    NATIONSBANK (A)
       5.080%, 11/03/98            9,000             8,996
    SECURITY PACIFIC
       9.750%, 05/15/99            7,010             7,175
--------------------------------------------------------------------------------
    TOTAL BANKS                                   $ 38,064
--------------------------------------------------------------------------------
    FOREIGN BANKS -- 11.9%
    DEUTSCHE BANK
       5.580%, 01/12/99           20,000            19,998
    ROYAL BANK OF CANADA (A)
       5.055%, 11/01/98           25,000            24,989
    SOCIETE GENERALE
       5.860%, 11/18/98           10,000            10,001
       5.680%, 02/26/99           10,000             9,998
       5.690%, 07/16/99           10,000             9,996
    TORONTO DOMINION BANK NY (A)
       5.040%, 11/18/98           25,000            24,984
--------------------------------------------------------------------------------
    TOTAL FOREIGN BANKS                           $ 99,966
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
    (Cost $138,030)                               $138,030
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 15.5%
    BAYERISCHE VERIENSBANK NY
       5.700%, 11/02/98           30,000            29,995
    CREDIT SUISSE FIRST BOSTON
       5.700%, 11/02/98           30,000            29,995
    FORD MOTOR CREDIT
       5.150%, 11/04/98           25,000            24,989


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    HOUSEHOLD FINANCE
       5.200%, 01/21/99          $30,000          $ 29,649
    XEROX CREDIT
       5.700%, 11/02/98           16,000            15,997
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
    (Cost $130,625)                               $130,625
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 6.1%
    CALIFORNIA -- 1.6%
    OAKLAND-ALAMEDA COUNTY
     CP, CIBC
       5.390%, 11/20/98            5,350             5,350
    RIVERSIDE COUNTY COP,
     LOC (A)
       5.250%, 11/05/98            8,000             8,000
--------------------------------------------------------------------------------
    TOTAL CALIFORNIA                               $13,350
--------------------------------------------------------------------------------
    ILLINOIS -- 1.2%
    ILLINOIS STATE HEALTH FACILITIES
     RB, MBIA (A)
       5.250%, 11/04/98            9,800             9,800
--------------------------------------------------------------------------------
    TOTAL ILLINOIS                                 $ 9,800
--------------------------------------------------------------------------------
    MARYLAND -- 0.5%
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     RB, SERIES B, LOC
       5.350%, 11/05/98            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                 $ 5,000
--------------------------------------------------------------------------------
    NEW JERSEY -- 0.5%
    NEW JERSEY STATE ECONOMIC
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       5.300%, 11/04/98            4,600             4,600
--------------------------------------------------------------------------------
    TOTAL NEW JERSEY                               $ 4,600
--------------------------------------------------------------------------------
    NEW YORK -- 1.4%
    NEW YORK CP, FGIC
       5.746%, 11/19/98           12,000            12,000
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                 $12,000
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 0.8%
    DURHAM COP, SERIES B (A)
       5.090%, 11/04/98            1,500             1,500
    WINSTON SALEM COP
       5.300%, 11/10/98            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                           $ 6,500
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 0.1%
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT FINANCING
     AUTHORITY RB, LOC (A)
       5.250%, 11/05/98              600               600
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                             $   600
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (Cost $51,850)                                 $51,850
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.2%
    ABT 96, SERIES A-5 (A)
       5.509%, 11/16/98          $14,000          $ 14,000
    STEER SERIES A-39 TRUST ASSET
     NOVASTAR MORTGAGE FUNDING
     TRUST DEBT UNIT, MBIA (A) (B)
       5.520%, 11/25/98            4,794             4,794
    STRUCTURED ENHANCED RETURN
     TRUST, SERIES A-42, MTN (A)
       5.684%, 11/25/98            7,847             7,848
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $26,642)                                $ 26,642
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.6%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $15,006,750 (collateralized by
     U.S. Treasury Bond:
     total market value
     $15,781,424)                 15,000            15,000
    GOLDMAN SACHS
     4.750%, dated 10/30/98, matures
     11/02/98, repurchase price
     $6,916,081 (collateralized by
     U.S. Treasury Note:
     total market value
     $7,052,073)                   6,913             6,913
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $21,913)                                $ 21,913
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.5%
    (Cost $838,940)                               $838,940
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.5%         $  4,447
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 420,060,124 outstanding
   shares of beneficial interest                   420,045
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 230,204,901 outstanding
   shares of beneficial interest                   230,195
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par value)
    based on 193,103,631 outstanding
   shares of beneficial interest                   193,100
Undistributed net investment income                     62
Distributions in excess of net realized
   gain on investments                                 (15)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $843,387
================================================================================

                                                        MARKET
DESCRIPTION                                             VALUE
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS              $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                   $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS           $1.00
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
COP -- CERTIFICATE OF PARTICIPATION
CP -- COMMERCIAL PAPER
LOC -- SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF
       CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION. MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
YB -- YANKEE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
CIBC -- CANADIAN IMPERIAL BANK CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[arrow] ARK FUNDS: TAX-FREE MONEY MARKET PORTFOLIO

[Pie chart omitted.]

Tax-Exempt Commercial Paper -- 4%
Anticipation Notes -- 4%
General Obligations -- 10%
Revenue Bonds -- 82%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 99.6%
    ALASKA -- 0.1%
    VALDEZ, INDUSTRIAL DEVELOPMENT
     AUTHORITY RB, EXXON PIPELINE
     COMPANY PROJECT (A)
       3.700%, 11/01/98           $  200           $  200
--------------------------------------------------------------------------------
    TOTAL ALASKA                                   $  200
--------------------------------------------------------------------------------
    ARIZONA -- 3.1%
    ARIZONA SCHOOL DISTRICT
     COP, SERIES A
       4.100%, 07/30/99            4,500             4,521
--------------------------------------------------------------------------------
    TOTAL ARIZONA                                  $ 4,521
--------------------------------------------------------------------------------
    CALIFORNIA -- 8.3%
    CALIFORNIA COMMUNITY COLLEGE
     FINANCING AUTHORITY RB,
     SERIES 1998-A24, LOC (A)
       3.600%, 12/09/98            5,000             5,000
    LOS ANGELES COUNTY,
     METROPOLITAN TRANSIT AUTHORITY
     RB, AMBAC (A)
       3.400%, 11/04/98            3,000             3,000
    OAKLAND, JOINT POWERS
     FINANCING AUTHORITY RB,
     SERIES A-1, FSA (A)
       2.500%, 11/05/98            4,000             4,000
--------------------------------------------------------------------------------
    TOTAL CALIFORNIA                               $12,000
--------------------------------------------------------------------------------
    COLORADO -- 2.1%
    COLORADO STATE EDUCATIONAL
     FACILITIES AUTHORITY RB,
     PRO RODEO HALL OF FAME
     PROJECT, LOC (A)
       3.150%, 11/05/98            1,285             1,285
    COLORADO STATE STUDENT
     OBLIGATIONS BOND AUTHORITY
     RB, SLMA (A)
       3.050%, 11/04/98            1,775             1,775
--------------------------------------------------------------------------------
    TOTAL COLORADO                                 $ 3,060
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    DISTRICT OF COLUMBIA -- 2.4%
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-1, LOC (A)
       3.800%, 11/01/98           $2,300           $ 2,300
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-2, LOC (A)
       3.800%, 11/01/98              200               200
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-3, LOC (A)
       3.800%, 11/01/98              700               700
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-6, LOC (A)
       3.800%, 11/01/98              300               300
--------------------------------------------------------------------------------
    TOTAL DISTRICT OF COLUMBIA                     $ 3,500
--------------------------------------------------------------------------------
    FLORIDA -- 8.4%
    FLORIDA STATE HOUSING FINANCE
     AUTHORITY RB, FNMA (A)
       3.100%, 11/04/98            5,235             5,235
    LEE COUNTY, HOUSING FINANCE
     AUTHORITY RB, FNMA (A)
       3.100%, 11/04/98            1,985             1,985
    SUNSHINE STATE GOVERNMENT
     FINANCING TECP, LOC
       3.600%, 11/10/98            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL FLORIDA                                  $12,220
--------------------------------------------------------------------------------
    GEORGIA -- 2.3%
    DE KALB COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       3.300%, 11/05/98              600               600
    HAPEVILLE, INDUSTRIAL DEVELOPMENT
     AUTHORITY RB, HAPEVILLE
     HOTEL PROJECT, LOC (A)
       3.700%, 11/01/98            2,700             2,700
--------------------------------------------------------------------------------
    TOTAL GEORGIA                                  $ 3,300
--------------------------------------------------------------------------------
    INDIANA -- 3.7%
    HAMMOND, POLLUTION CONTROL
     RB, AMOCO OIL PROJECT (A)
       3.700%, 11/01/98              500               500
    INDIANA STATE EDUCATIONAL
     FACILITIES AUTHORITY RB,
     UNIVERSITY OF NOTRE DAME
     DU LAC PROJECT, LOC (A)
       3.050%, 11/04/98            4,800             4,800
--------------------------------------------------------------------------------
    TOTAL INDIANA                                  $ 5,300
--------------------------------------------------------------------------------
    IOWA -- 2.4%
    IOWA STATE HIGHER EDUCATION
     AUTHORITY RB, ST. AMBROSE
     UNIVERSITY PROJECT, LOC (A)
       3.200%, 11/05/98              500               500
       3.200%, 11/07/98              500               500
36

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    WOODBURY COUNTY, SIOUXLAND
     REGIONAL CANCER CENTER RB,
     SERIES A, LOC (A)
       3.100%, 11/04/98           $2,535           $ 2,535
--------------------------------------------------------------------------------
    TOTAL IOWA                                     $ 3,535
--------------------------------------------------------------------------------
    KENTUCKY -- 0.8%
    JEFFERSON COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     BEL KNAP PROJECT, LOC (A)
       3.550%, 11/01/98            1,226             1,226
--------------------------------------------------------------------------------
    TOTAL KENTUCKY                                 $ 1,226
--------------------------------------------------------------------------------
    LOUISIANA -- 0.7%
    EAST BATON ROUGE, POLLUTION
     CONTROL RB (A)
       3.700%, 11/01/98            1,000             1,000
--------------------------------------------------------------------------------
    TOTAL LOUISIANA                                $ 1,000
--------------------------------------------------------------------------------
    MARYLAND -- 15.2%
    BALTIMORE COUNTY GO
       6.000%, 03/01/99              950               957
    BALTIMORE COUNTY, GARRISON
     FOREST SCHOOL PROJECT
     RB, LOC (A)
       3.150%, 11/05/98            3,000             3,000
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       4.000%, 02/15/99            2,400             2,403
    MARYLAND STATE DEPARTMENT
     OF TRANSPORTATION RB,
     PRE-REFUNDED @ 102 (B)
       6.700%, 08/15/99            2,625             2,739
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HOSPITAL & UNIVERSITY
     IMPROVEMENTS, LOC (A)
       3.200%, 11/04/98            1,100             1,100
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, POOLED LOAN PROJECT,
     SERIES D, LOC (A)
       3.100%, 11/05/98            2,595             2,595
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES 1998-A, LOC (A)
       3.250%, 11/04/98            5,000             5,000
    NORTH EAST MARYLAND WASTE
     DISPOSAL AUTHORITY RB,
     AMBAC (A)
       2.950%, 11/04/98            3,260             3,260
    SUBURBAN WASHINGTON D.C.
     SEWER DISPOSAL SERVICE RB,
     PRE-REFUNDED @ 102 (B)
       6.700%, 07/01/99            1,000             1,040
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                 $22,094
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    MICHIGAN -- 0.9%
    MICHIGAN STATE INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     CONSUMER POWER PROJECT, LOC
       3.700%, 11/01/98           $1,300           $ 1,300
--------------------------------------------------------------------------------
    TOTAL MICHIGAN                                 $ 1,300
--------------------------------------------------------------------------------
    MINNESOTA -- 8.7%
    MINNEAPOLIS GO, LOC (A)
       2.950%, 11/07/98            1,600             1,600
    MINNEAPOLIS, HOSPITAL RB,
     MOUNT SINAI MEDICAL
     BUILDING, LOC (A)
       3.050%, 11/05/98            1,200             1,200
    MINNESOTA STATE SCHOOL DISTRICTS
     COP, SERIES A, LOC
       3.670%, 08/20/99            1,500             1,500
    MINNESOTA STATE SCHOOL DISTRICTS
     TAN, LOC
       3.900%, 03/04/99            1,375             1,376
    UNIVERSITY OF MINNESOTA,
     DC TRUST RB, SERIES 1997A,
     LOC (A)
       3.300%, 11/04/98            7,000             7,000
--------------------------------------------------------------------------------
    TOTAL MINNESOTA                                $12,676
--------------------------------------------------------------------------------
    MISSISSIPPI -- 0.6%
    JACKSON COUNTY RB, CHEVRON
     USA PROJECT, SERIES 93 (A)
       3.700%, 11/01/98              900               900
--------------------------------------------------------------------------------
    TOTAL MISSISSIPPI                              $   900
--------------------------------------------------------------------------------
    MISSOURI -- 5.3%
    COLUMBIA RB, SERIES A, LOC (A)
       3.100%, 11/04/98            1,000             1,000
    MISSOURI STATE DEVELOPMENT
     FINANCE AUTHORITY RB, LOC (A)
       3.750%, 11/01/98            5,400             5,400
    MISSOURI STATE DEVELOPMENT
     FINANCE AUTHORITY RB,
     SCIENCE CITY UNION STATION,
     SERIES C, LOC (A)
       3.750%, 11/01/98            1,300             1,300
--------------------------------------------------------------------------------
    TOTAL MISSOURI                                 $ 7,700
--------------------------------------------------------------------------------
    MONTANA -- 0.7%
    MONTANA STATE HEALTH FACILITIES
     AUTHORITY RB, FGIC (A)
       3.100%, 11/05/98            1,000             1,000
--------------------------------------------------------------------------------
    TOTAL MONTANA                                  $ 1,000
--------------------------------------------------------------------------------
    NEVADA -- 0.6%
    CLARK COUNTY, AIRPORT
     IMPROVEMENT AUTHORITY RB,
     SERIES A, MBIA (A)
       3.050%, 11/04/98              900               900
--------------------------------------------------------------------------------
    TOTAL NEVADA                                   $   900
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[arrow] TAX-FREE MONEY MARKET PORTFOLIO (CONCLUDED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    NEW YORK -- 3.2%
    NEW YORK CITY GO,
     SERIES B, FGIC (A)
       3.600%, 11/01/98           $1,700           $ 1,700
    NEW YORK CITY GO,
     SERIES B4, LOC (A)
       3.600%, 11/01/98            1,800             1,800
    NEW YORK CITY, MUNICIPAL
     WATER FINANCE AUTHORITY RB,
     SERIES A, FGIC (A)
       3.700%, 11/01/98              500               500
    NEW YORK CITY, MUNICIPAL
     WATER FINANCE AUTHORITY RB,
     SERIES C, FGIC (A)
       3.700%, 11/01/98              700               700
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                 $ 4,700
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 11.0%
    CHARLOTTE, AIRPORT DEVELOPMENT
     AUTHORITY RB, SERIES A,
     MBIA (A)
       3.050%, 11/04/98            6,900             6,900
    CITY OF GREENSBORO, PUBLIC
     IMPROVEMENT RB,
     SERIES 94-B, LOC (A)
       3.100%, 11/04/98            1,000             1,000
    DURHAM, WATER & SEWER
     SYSTEM RB (A)
       3.150%, 11/04/98            2,000             2,000
    RALEIGH DURHAM, AIRPORT
     AUTHORITY RB, AMERICAN
     AIRLINES PROJECT, LOC (A)
       3.700%, 11/01/98             1600              1600
    UNIVERSITY OF NORTH CAROLINA RB,
     CHAPEL HILL PROJECT, SPA (A)
       3.100%, 11/04/98            1,500             1,500
    WINSTON SALEM COP, LOC (A)
       3.050%, 11/05/98            3,000             3,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                           $16,000
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 4.6%
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       3.150%, 11/04/98            2,200             2,200
    CUMBERLAND COUNTY, MUNICIPAL
     AUTHORITY RB, UNITED
     METHODIST HOMES FOR THE
     AGING PROJECT, MANDATORY
     PUT @ 100, LOC (A) (C)
       3.750%, 06/01/99            3,000             3,000
    LEHIGH COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, LOC (A)
       3.150%, 11/04/98            1,500             1,500
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                             $ 6,700
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    TEXAS -- 7.5%
    GEORGETOWN, HIGHER EDUCATION
     FINANCING AUTHORITY RB,
     SOUTHWESTERN UNIVERSITY PROJECT,
     SERIES 1984, LOC (A)
       3.100%, 11/04/98           $3,000          $  3,000
    GULF COAST COUNTY, WASTE
     DISPOSAL AUTHORITY RB,
     EXXON BAYTOWN PROJECT (A)
       3.700%, 11/01/98              900               900
    NORTHERN CENTRAL TEXAS,
     DALLAS METHODIST HOSPITAL,
     MBIA (A)
       3.700%, 11/01/98              600               600
    TEXAS MUNICIPAL GAS
     CORPORATION RB, FSA (A)
       3.050%, 11/04/98            4,000             4,000
    TEXAS STATE HIGHER EDUCATION
     AUTHORITY RB, SERIES B,
     FGIC (A)
       3.150%, 11/04/98            2,365             2,365
--------------------------------------------------------------------------------
    TOTAL TEXAS                                   $ 10,865
--------------------------------------------------------------------------------
    VERMONT -- 1.5%
    VERMONT STATE EDUCATIONAL &
     HEALTH BUILDINGS RB, CAPITAL
     ASSET FINANCING PROGRAM,
     SERIES 1, LOC (A)
       3.150%, 11/05/98            2,100             2,100
--------------------------------------------------------------------------------
    TOTAL VERMONT                                 $  2,100
--------------------------------------------------------------------------------
    WISCONSIN -- 2.5%
    WISCONSIN STATE GO, SERIES G,
     PRE-REFUNDED @ 101 (B)
       6.750%, 05/01/99            3,465             3,557
--------------------------------------------------------------------------------
    TOTAL WISCONSIN                               $  3,557
--------------------------------------------------------------------------------
    WYOMING -- 3.0%
    LINCOLN COUNTY, POLLUTION
     CONTROL RB, EXXON PROJECT (A)
       3.700%, 11/01/98              400               400
    LINCOLN COUNTY, POLLUTION
     CONTROL RB, EXXON PROJECT,
     SERIES D (A)
       3.700%, 11/01/98            2,500             2,500
    SUBLETTE COUNTY, POLLUTION
     CONTROL RB, EXXON PROJECT (A)
       3.700%, 11/01/98            1,000             1,000
    SWEETWATER COUNTY, POLLUTION
     CONTROL RB, PACIFICORP
     PROJECT, LOC (A)
       3.750%, 11/01/98              500               500
--------------------------------------------------------------------------------
    TOTAL WYOMING                                 $  4,400
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $144,754)                               $144,754
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
    (Cost $144,754)                               $144,754
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.4%         $    581
================================================================================

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 80,687,579 outstanding
   shares of beneficial interest                  $ 80,680
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 22,973,713 outstanding
   shares of beneficial interest                    22,972
Portfolio Shares of Institutional II Class
  (unlimited authorization -- no par
   value) based on 41,672,849 outstanding
   shares of beneficial interest                    41,671
Undistributed net investment income                     12
================================================================================
TOTAL NET ASSETS -- 100.0%                        $145,335
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS        $1.00
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
    MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY
    DATE ON THE STATEMENT OF NET ASSETS.
COP -- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
LOC -- SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A
       MAJOR BANK OR OTHER FINANCIAL INSTITUTION.
RB -- REVENUE BOND
SPA -- STANDBY PURCHASE AGREEMENT
TAN -- TAX ANTICIPATION NOTE
TECP -- TAX-EXEMPT COMMERCIAL PAPER
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[ARROW] ARK FUNDS: U.S. GOVERNMENT MONEY MARKET
        PORTFOLIO

[Pie chart omitted.]

Repurchase Agreements -- 28%
U.S. Govenment Agency Obligations -- 72%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 71.7%
    FEDERAL FARM CREDIT BANK
       5.550%, 06/01/99         $ 25,000          $ 24,986
    FEDERAL FARM CREDIT BANK (A)
       5.010%, 11/10/98           40,000            39,995
    FEDERAL HOME LOAN BANK
       5.835%, 12/17/98           25,000            24,998
       5.723%, 05/05/99           15,000            14,997
       5.540%, 07/15/99           25,000            24,989
    FEDERAL HOME LOAN BANK (A)
       4.381%, 11/03/98           25,000            25,000
       4.574%, 11/04/98           25,000            24,996
       4.605%, 11/04/98           25,000            24,996
       4.810%, 12/22/98           25,000            24,999
    FEDERAL HOME LOAN BANK
     DISCOUNT NOTES (B)
       5.150%, 11/04/98           40,000            39,983
       5.160%, 11/04/98          175,000           174,925
       5.290%, 06/04/99           15,000            14,544
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       5.505%, 03/12/99           10,000             9,996
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION (A)
       4.604%, 11/03/98           25,000            25,000
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION DISCOUNT
     NOTES (B)
       5.150%, 11/06/98           40,000            39,972
       4.799%, 11/19/98           50,000            49,881
       5.120%, 11/20/98           40,000            39,893
       4.800%, 12/03/98           15,000            14,936
       5.100%, 12/08/98           40,000            39,792
       5.320%, 01/08/99           50,000            49,506
       5.020%, 02/05/99          100,000            98,681
       5.330%, 02/05/99           50,000            49,304
       5.320%, 03/08/99           55,000            53,994
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       4.304%, 11/03/98           18,000            17,959

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


[ARROW] U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CONCLUDED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION DISCOUNT
     NOTES (B)
       4.900%, 01/27/99         $ 50,000        $   49,415
       5.290%, 03/15/99           50,000            49,042
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       5.370%, 02/26/99           20,000            19,986
       5.560%, 05/21/99           25,000            24,982
    STUDENT LOAN MARKETING
     ASSOCIATION DISCOUNT NOTE (B)
       5.420%, 11/02/98          100,000            99,985
    STUDENT LOAN MARKETING
     ASSOCIATION (A)
       5.240%, 11/01/98           25,000            24,998
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $1,216,730)                           $1,216,730
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 28.4%
    DEUTSCHE BANK
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $100,045,000 (collateralized by
     U.S. Treasury Instruments:
     total market value
     $103,910,854)               100,000           100,000
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $25,011,250 (collateralized by
     U.S. Treasury Bond:
     total market value
     $25,648,473)                 25,000            25,000
    GOLDMAN SACHS
     4.750%, dated 10/30/98, matures
     11/02/98, repurchase price
     $6,094,867 (collateralized by
     U.S. Treasury Instruments:
     total market value
     $6,216,902)                   6,092             6,092
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $250,112,500 (collateralized by
     U.S. Treasury Instruments:
     total market value
     $254,997,459)               250,000           250,000


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    SMITH BARNEY
     5.420%, dated 09/24/98, matures
     12/23/98, repurchase price
     $101,355,000 (collateralized by
     U.S. Government Instruments:
     total market value
     $102,001,279)              $100,000        $  100,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $481,092)                             $  481,092
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
    (Cost $1,697,822)                           $1,697,822
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)     $   (1,315)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 1,383,150,930 outstanding
   shares of beneficial interest                 1,383,055
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 83,289,784 outstanding
   shares of beneficial interest                    83,286
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 230,043,006 outstanding
   shares of beneficial interest                   230,036
Undistributed net investment income                    160
Distributions in excess of net realized
   gain on investments                                 (30)
================================================================================
TOTAL NET ASSETS-- 100.0%                       $1,696,507
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL II CLASS         $1.00
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: U.S. TREASURY MONEY MARKET PORTFOLIO

[Pie Chart Omitted.]

U.S. Treasury Bills -- 11%
U.S. Treasury Notes -- 89%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.3%
    U.S. TREASURY BILLS (A)
       5.287%, 11/12/98             $  5            $    5
       5.167%, 12/10/98              381               379
       4.220%, 01/21/99            1,122             1,112
       4.240%, 01/28/99            5,797             5,738
       4.230%, 02/04/99              280               277
       4.350%, 02/04/99              755               746
       4.472%, 02/04/99            4,272             4,222
       4.491%, 02/04/99            1,331             1,315
       4.501%, 02/04/99            3,792             3,748
       4.809%, 02/04/99            3,295             3,254
       4.144%, 04/01/99            9,138             8,982
       4.164%, 04/01/99              258               254
       4.190%, 04/01/99            1,482             1,456
       4.038%, 04/15/99            2,307             2,265
       4.058%, 04/15/99              190               187
       4.993%, 04/29/99            1,467             1,432
       5.290%, 04/29/99              686               669
       5.294%, 04/29/99              859               837
       5.301%, 04/29/99              303               295
       4.145%, 05/27/99            1,589             1,552
       5.315%, 05/27/99            4,435             4,305
    U.S. TREASURY NOTES
       5.875%, 11/02/98          100,000           100,002
       5.455%, 11/16/98           45,726            45,746
       8.803%, 11/16/98           75,000            75,129
       5.125%, 11/30/98           15,000            15,000
       5.000%, 02/01/99           75,000            74,971
       7.000%, 04/15/99           35,000            35,255
       6.875%, 07/31/99           20,000            20,197
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $409,330)                               $409,330
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.3%
    (Cost $409,330)                               $409,330
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.7%          $  7,238
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 293,289,191 outstanding
   shares of beneficial interest                  $293,267
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 21,301,395 outstanding
   shares of beneficial interest                    21,300
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 101,964,544 outstanding
   shares of beneficial interest                   101,956
Undistributed net investment income                     44
Accumulated net realized gain on investments             1
================================================================================
TOTAL NET ASSETS-- 100.0%                         $416,568
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL II CLASS         $1.00
================================================================================

(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: SHORT-TERM TREASURY PORTFOLIO

[Pie Chart Omitted.]

U.S. Treasury Notes -- 99%
U.S. Treasury Bills --  1%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.7%
    U.S. TREASURY BILLS (A)
       3.770%, 05/27/99            $  47           $    46
       4.010%, 05/27/99              160               156
       4.050%, 05/27/99               18                18
       4.080%, 05/27/99              220               215
       4.170%, 05/27/99               95                93
    U.S. TREASURY NOTES
       5.875%, 01/31/99              136               136
       6.000%, 08/15/99            3,229             3,268
       5.875%, 08/31/99               90                91
       5.875%, 11/15/99            4,294             4,357
       7.750%, 12/31/99            3,800             3,945
       5.500%, 02/29/00            2,000             2,029
       6.375%, 05/15/00            4,000             4,122
       8.750%, 08/15/00            4,000             4,304
       5.750%, 11/15/00            1,000             1,028
       5.375%, 02/15/01            8,000             8,185
       6.500%, 08/31/01           11,000            11,622
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $42,866)                                 $43,615
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.7%
    (Cost $42,866)                                 $43,615
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.3%           $   586
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 2,906,483 outstanding
   shares of beneficial interest                   $29,113
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 1,412,964 outstanding
   shares of beneficial interest                    14,149
Undistributed net investment income                      1
Accumulated net realized gain on investments           189
Net unrealized appreciation on investments             749
================================================================================
TOTAL NET ASSETS-- 100.0%                          $44,201
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.23
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS A                $10.23
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998
[Pie Chart omitted.]

[ARROW] ARK FUNDS: SHORT-TERM BOND PORTFOLIO

U.S. Government Agency Obligations -- 4%
Repurchase Agreement -- 5%
Non-Agency Mortgage-Backed Obligations -- 10%
Asset-Backed Securities -- 16%
U.S. Treasury Obligations -- 20%
U.S. Government Mortgage-Backed Obligations -- 2%
Corporate Obligations -- 43%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.0%
    U.S. TREASURY NOTES
       6.000%, 06/30/99           $6,000           $ 6,060
       6.750%, 04/30/00            7,000             7,243
       5.125%, 08/31/00            2,000             2,030
       7.875%, 08/15/01            1,000             1,091
       6.500%, 08/31/01            5,050             5,335
       6.250%, 10/31/01            3,000             3,158
       5.750%, 08/15/03            2,000             2,119
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $26,740)                                 $27,036
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    FEDERAL HOME LOAN BANK
       5.500%, 07/14/00            3,000             3,043
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       6.580%, 10/26/01            2,000             2,036
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $4,994)                                  $ 5,079
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 2.0%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, REMIC
       6.500%, 10/15/00              723               724
       7.000%, 06/15/20            1,173             1,176
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       7.149%, 09/01/27                4                 5
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       8.000%, 07/25/18              821               826
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $2,734)                                  $ 2,731
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 42.5%
    BANKS -- 1.5%
    WELLS FARGO
       8.625%, 04/01/99            2,000             2,030

--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 2,030
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 3.4%
    TIME WARNER (B)
       6.100%, 12/30/01           $2,000           $ 2,038
    TIME WARNER, PAT (B)
       4.900%, 07/29/99            1,000               997
    VIACOM
       6.750%, 01/15/03            1,500             1,549
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 4,584
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 20.3%
    ASSOCIATES OF NORTH AMERICA
       7.500%, 05/15/99            1,000             1,014
    CONSECO
       6.400%, 02/10/03            2,000             1,945
       6.400%, 06/15/11            2,000             2,050
    FORD MOTOR CREDIT
       9.500%, 04/15/00            1,500             1,588
       7.000%, 09/25/01            2,000             2,080
    GENERAL MOTORS ACCEPTANCE, MTN
       6.700%, 04/18/01            2,000             2,065
    GOLDMAN SACHS (A) (B)
       5.650%, 12/22/00            3,000             3,001
    GOLDMAN SACHS, MTN (A) (B)
       5.788%, 02/23/00            2,000             2,000
    LEHMAN BROTHERS HOLDINGS
       6.625%, 11/15/00            2,000             1,990
       6.500%, 10/01/02            2,000             1,955
    LEHMAN BROTHERS HOLDINGS, MTN
       6.400%, 12/27/99            1,500             1,492
    MELLON FINANCIAL
       9.250%, 08/15/01            1,000             1,110
    MORGAN STANLEY, DEAN WITTER
       5.875%, 04/24/00            3,000             3,026
    SMITH BARNEY HOLDINGS
       6.625%, 07/01/02            2,000             2,070
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $27,386
--------------------------------------------------------------------------------
    INDUSTRIAL -- 16.2%
    CABLE & WIRELESS COMMUNICATIONS
       6.375%, 03/06/03            3,500             3,566
    COCA-COLA, PAT (B)
       6.000%, 03/15/01            2,000             2,042
    COMDISCO
       6.500%, 04/30/99            3,000             3,019
    HUSKY OIL, YB
       6.875%, 11/15/03            3,000             3,071
    NABISCO, PAT (B)
       6.300%, 08/26/99            2,000             2,019
    ORYX ENERGY
      10.000%, 04/01/01            1,000             1,094
    SPIEKER PROPERTIES
       6.875%, 02/01/05            2,000             1,947
    TENET HEALTHCARE
       7.875%, 01/15/03            1,000             1,024
    WILLIAMS
       6.500%, 11/15/02            2,000             2,085

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] SHORT-TERM BOND PORTFOLIO (CONCLUDED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    WORLDCOM
       6.250%, 08/15/03           $2,000           $ 2,073
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $21,940
--------------------------------------------------------------------------------
    RETAIL -- 1.1%
    FRED MEYER
       7.375%, 03/01/05            1,500             1,552
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 1,552
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $56,983)                                 $57,492
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 15.3%
    AFG RECEIVABLES TRUST,
     SERIES 1996-C, CLASS B
       6.950%, 07/15/01              876               893
    AFG RECEIVABLES TRUST,
     SERIES 1996-D, CLASS B
       6.650%, 10/15/01            1,349             1,363
    CAPITA EQUIPMENT TRUST,
     SERIES 1996-1, CLASS A3S
       6.110%, 07/15/99            1,795             1,798
    CONTIMORTGAGE HOME EQUITY
     LOAN TRUST, SERIES 1997-2,
     CLASS A4
       6.770%, 01/15/12            2,800             2,884
    FIRST PLUS HOME LOAN TRUST,
     SERIES 1996-4, CLASS A4
       6.450%, 03/10/10            2,500             2,518
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A3
       6.820%, 10/25/11            2,000             2,035
    KEY AUTO FINANCE TRUST,
     SERIES 1997-1, CLASS B
       6.400%, 04/15/04              625               640
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02            1,000             1,017
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            3,000             3,201
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-A, CLASS A3
       6.675%, 04/15/12              821               830
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21            3,500             3,529
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $20,358)                                 $20,708
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS -- 10.0%
    ADVANTA MORTGAGE LOAN TRUST,
     SERIES 1997-1, CLASS A2
       7.100%, 04/25/20           $3,000          $  3,036
    AMRESCO RESIDENTIAL SECURITIES
     MORTGAGE LOAN TRUST,
     SERIES 1997-3, CLASS A3
       6.600%, 01/25/18            1,250             1,257
    GREEN TREE HOME IMPROVEMENT
     LOAN TRUST, SERIES 1995-B,
     CLASS A
       8.150%, 03/15/15            1,759             1,827
    GREEN TREE HOME IMPROVEMENT
     LOAN TRUST, SERIES 1995-F,
     CLASS B1
       6.750%, 01/15/21            2,000             2,009
    GREEN TREE HOME IMPROVEMENT
     LOAN TRUST, SERIES 1996-F,
     CLASS HIB1
       7.250%, 11/15/27            2,000             2,088
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1992-45,
     CLASS A4
       6.500%, 01/25/00            1,206             1,203
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1994-5,
     CLASS A1
       7.000%, 02/25/24            1,520             1,524
    SECURITIZED ASSET SALES,
     SERIES 1995-7, CLASS A4
       7.000%, 01/25/26              567               566
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
    OBLIGATIONS
    (Cost $13,378)                                $ 13,510
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $6,841,993 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $6,979,645)                   6,839             6,839
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $6,839)                                 $  6,839
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.7%
    (Cost $132,026)                               $133,395
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.3%         $  1,746
================================================================================

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                                                 MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 13,434,626 outstanding
   shares of beneficial interest                  $133,729
Undistributed net investment income                     57
Accumulated net realized loss on investments           (14)
Net unrealized appreciation on investments           1,369
================================================================================
TOTAL NET ASSETS-- 100.0%                         $135,141
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.06
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
MTN -- MEDIUM TERM NOTE
PAT -- PUTABLE ASSET TRUST
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
YB -- YANKEE BOND
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[ARROW] ARK FUNDS: MARYLAND TAX-FREE PORTFOLIO

[Pie Chart Omitted.]

General Obligations -- 45%
Revenue Bonds -- 55%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 100.8%
    MARYLAND -- 94.3%
    ALLEGANY COUNTY, PUBLIC
     IMPROVEMENTS GO, AMBAC
       5.300%, 03/01/12           $1,190            $1,258
    ANNE ARUNDEL COUNTY GO
       5.000%, 09/01/10            1,500             1,581
    ANNE ARUNDEL COUNTY, PUBLIC
     IMPROVEMENTS GO
       6.000%, 09/01/06            2,560             2,902
    BALTIMORE COUNTY, PUBLIC
     IMPROVEMENTS GO
       5.500%, 06/01/16            2,000             2,115
    BALTIMORE GO, SERIES B, MBIA
       7.000%, 10/15/03            1,000             1,141
    BALTIMORE, CONVENTION CENTER
     RB, MBIA
       5.000%, 09/01/09            2,000             2,132
    BALTIMORE, COP, SERIES A,
     ETM, MBIA
       5.200%, 04/01/04              335               356
    BALTIMORE, COP, SERIES A, MBIA
       5.200%, 04/01/04              415               440
    BALTIMORE, PORT FACILITIES RB,
     DUPONT PROJECT
       6.500%, 10/01/11            1,000             1,100
    BALTIMORE, WASTEWATER PROJECT
     RB, SERIES B, FGIC
       5.000%, 07/01/18            1,000             1,010
    BALTIMORE, WATER PROJECT RB,
     SERIES A, FGIC
       5.500%, 07/01/26            1,500             1,592
    CALVERT COUNTY, POLLUTION
     CONTROL RB, BALTIMORE GAS
     & ELECTRIC COMPANY PROJECT
       5.550%, 07/15/14            2,500             2,619
    CALVERT COUNTY, PUBLIC &
     SCHOOL IMPROVEMENTS GO
       5.750%, 01/01/11            1,900             2,071

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] MARYLAND TAX-FREE PORTFOLIO (CONTINUED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    CARROLL COUNTY, PUBLIC
     IMPROVEMENTS GO
       4.500%, 10/01/14           $2,095            $2,053
    CHARLES COUNTY GO
       5.700%, 03/01/10              750               813
    CUMBERLAND RB,
     SERIES A, FGIC
       5.125%, 05/01/13            1,000             1,026
    FREDERICK COUNTY GO
       5.700%, 07/01/09            1,000             1,070
       4.875%, 07/01/14            2,000             1,967
    FREDERICK COUNTY GO, SERIES B
       6.300%, 07/01/07            1,000             1,096
       6.300%, 07/01/08            2,000             2,185
    FREDERICK COUNTY, RETIREMENT
     COMMUNITY RB,
     BUCKINGHAMS CHOICE
       5.900%, 01/01/17            1,000               999
    FREDERICK GO, FGIC
       6.125%, 12/01/06            1,000             1,096
       6.125%, 12/01/07              500               546
    GAITHERSBURG, HOSPITAL &
     NURSING HOME IMPROVEMENTS
     RB, SHADY GROVE, FSA
       6.000%, 09/01/22            1,000             1,095
    HOWARD COUNTY GO
       5.000%, 02/15/09            2,000             2,130
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.200%, 02/15/04            1,000             1,062
    LAUREL GO, FGIC
       5.000%, 10/01/07            1,000             1,066
    MARYLAND NATIONAL PARKS &
     PLANNING COMMISSION RB
       5.375%, 01/15/14            1,950             2,060
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO
       5.000%, 08/01/09            1,000             1,065
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO,
     SECOND SERIES AA
       5.500%, 06/01/08            1,500             1,620
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY RB
       5.000%, 08/01/10            1,200             1,267
    MARYLAND STATE COMMUNITY
     DEVELOPMENT ADMINISTRATION
     RB, HOUSING & COMMUNITY
     DEVELOPMENT
       5.050%, 04/01/08            1,000             1,036
       5.600%, 03/01/17            1,000             1,045


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE DEPARTMENT
     OF TRANSPORTATION RB,
     PUBLIC IMPROVEMENTS,
     PRE-REFUNDED @ 100.75 (A)
       6.100%, 09/01/00           $2,000            $2,107
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION RB,
     HEALTH CARE FACILITIES, GNMA
       4.650%, 12/20/08              905               922
    MARYLAND STATE GO
       6.100%, 10/15/06            1,500             1,614
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, BROADMEAD
       5.500%, 07/01/17            2,250             2,261
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, CALVERT MEMORIAL HOSPITAL
       5.000%, 07/01/19            2,000             1,967
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     DOCTORS COMMUNITY HOSPITAL
       5.500%, 07/01/24            2,000             2,010
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HELIX HEALTH ISSUE
       5.125%, 07/01/12            1,600             1,682
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HOWARD COUNTY GENERAL
     HOSPITAL PROJECT
       5.500%, 07/01/13            1,000             1,084
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     JOHNS HOPKINS HOSPITAL PROJECT
       7.375%, 07/01/09            1,000             1,022
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     JOHNS HOPKINS MEDICINE, MBIA
       5.000%, 07/01/19            1,500             1,506
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     JOHNS HOPKINS UNIVERSITY
       5.250%, 07/01/17            2,000             2,060
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, KENNEDY KRIEGER
       5.125%, 07/01/22            2,000             1,985
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, LOYOLA COLLEGE PROJECT,
     SERIES A, MBIA
       5.375%, 10/01/11              950             1,026
       5.375%, 10/01/26            1,500             1,567

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, MBIA
       5.300%, 10/01/18           $  460            $  482
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, MERCY MEDICAL CENTER
     PROJECT, AMBAC
       5.750%, 07/01/15            2,000             2,145
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, NORTH ARUNDEL PROJECT,
     MBIA
       6.000%, 07/01/12              500               548
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, PENINSULA REGIONAL
     MEDICAL CENTER PROJECT
       5.000%, 07/01/08            1,000             1,024
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, PICKERSGILL PROJECT, SERIES A
       6.000%, 01/01/15            1,500             1,603
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SINAI HOSPITAL PROJECT,
     AMBAC
       5.200%, 07/01/04            1,000             1,066
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     UNIVERSITY OF MARYLAND MEDICAL
     SYSTEMS PROJECT, FGIC
       5.300%, 07/01/05            1,000             1,071
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     UNIVERSITY OF MARYLAND MEDICAL
     SYSTEMS PROJECT, SERIES A,
     PRE-REFUNDED @ 102, FGIC (A)
       7.000%, 07/01/11            1,000             1,104
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY RB,
     UPPER CHESAPEAKE HEALTH, FSA
       5.375%, 01/01/28            1,500             1,545
    MARYLAND STATE STADIUM
     AUTHORITY RB, AMBAC
       5.500%, 03/01/12            1,000             1,086
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB
       5.750%, 07/01/15            3,000             3,094
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB, BALTIMORE/
     WASHINGTON INTERNATIONAL
     AIRPORT PROJECT, FGIC
       6.000%, 07/01/07            1,000             1,119



                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE WATER QUALITY
     FINANCING ADMINISTRATION RB,
     REVOLVING LOAN FUND, SERIES A
       5.500%, 09/01/12           $1,250            $1,316
       6.550%, 09/01/14              945             1,025
    MONTGOMERY COUNTY, PARKING
     AUTHORITY RB, SILVER SPRING
     PARKING LOT PROJECT,
     SERIES A, FGIC
       6.250%, 06/01/09              500               548
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.500%, 10/01/06            1,000             1,073
       5.800%, 07/01/07            1,000             1,131
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A,
     PRE-REFUNDED @ 102 (A)
       6.000%, 10/01/04            2,000             2,253
    MONTGOMERY COUNTY, SINGLE
     FAMILY MORTGAGE PROGRAM RB,
     SERIES A, FHA, VA
       6.350%, 07/01/14              150               163
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO, MBIA
       5.500%, 03/15/16            1,000             1,054
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO,
     SERIES A, MBIA
       6.000%, 03/01/07            1,450             1,561
    PRINCE GEORGES COUNTY, SOLID
     WASTE MANAGEMENT SYSTEM
     RB, FSA
       5.000%, 06/15/04            1,000             1,056
    PRINCE GEORGES COUNTY, WATER
     UTILITY IMPROVEMENTS GO,
     STORMWATER MANAGEMENT
     PROJECT
       5.500%, 03/15/13            2,575             2,726
    QUEENS ANNES COUNTY, PUBLIC
     FACILITIES GO, FGIC
       5.400%, 11/15/11            1,000             1,079
    QUEENS ANNES COUNTY, SCHOOL &
     RECREATIONAL FACILITIES
     IMPROVEMENTS GO, FGIC
       6.000%, 11/15/08            1,000             1,138
    ST. MARY'S COUNTY, ACADEMIC &
     AUXILIARY FACILITIES RB, MBIA
       5.250%, 09/01/27            2,000             2,068
    WASHINGTON, SUBURBAN
     SANITATION DISTRICT GO,
     SEWER IMPROVEMENTS
       5.300%, 06/01/08            1,000             1,064
       5.600%, 06/01/18            1,000             1,053

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] MARYLAND TAX-FREE PORTFOLIO (CONCLUDED)


                               PRINCIPAL AMOUNT  MARKET
DESCRIPTION                    (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
    UNIVERSITY OF MARYLAND, EQUIPMENT
     LOAN PROGRAM RB, SECOND SERIES
       6.000%, 06/01/05           $  500          $    541
    UNIVERSITY OF MARYLAND, MEDICAL
     SYSTEMS PROJECT RB, SERIES A
       5.500%, 04/01/10            2,000             2,148
    UNIVERSITY OF MARYLAND, MEDICAL
     SYSTEMS PROJECT RB, SERIES B
       6.100%, 04/01/03              500               546
    WASHINGTON COUNTY, PUBLIC
     IMPROVEMENTS GO, MBIA
       5.800%, 01/01/15            1,250             1,347
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                $110,204
--------------------------------------------------------------------------------
    PUERTO RICO -- 6.0%
    COMMONWEALTH OF PUERTO RICO,
     ELECTRIC POWER AUTHORITY RB
       4.750%, 07/01/18            1,305             1,269
    COMMONWEALTH OF PUERTO RICO,
     ELECTRIC POWER AUTHORITY
     RB, MBIA
       5.250%, 07/01/15            1,000             1,041
    COMMONWEALTH OF PUERTO RICO,
     INFRASTRUCTURE FINANCING
     AUTHORITY RB, AMBAC
       5.000%, 07/01/28            1,500             1,502
    COMMONWEALTH OF PUERTO RICO,
     PUBLIC IMPROVEMENTS
     GO, MBIA
       6.250%, 07/01/12            1,000             1,191
       4.875%, 07/01/23            2,000             1,993
--------------------------------------------------------------------------------
    TOTAL PUERTO RICO                             $  6,996
--------------------------------------------------------------------------------
    TEXAS -- 0.5%
    AUSTIN, UTILITY SYSTEMS RB,
     SERIES A
       9.100%, 05/15/00              310               336
    AUSTIN, UTILITY SYSTEMS RB,
     SERIES A, ETM
       9.100%, 05/15/00              190               206
--------------------------------------------------------------------------------
    TOTAL TEXAS                                   $    542
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $111,420)                               $117,742
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.6%
    DREYFUS TAX-EXEMPT
     CASH MANAGEMENT               1,832             1,832
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $1,832)                                 $  1,832
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.3%
    (Cost $113,252)                               $119,574
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (2.3%)        $ (2,731)
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 8,559,652 outstanding
   shares of beneficial interest                  $ 82,433
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 2,703,149 outstanding
   shares of beneficial interest                    27,305
Undistributed net investment income                      1
Accumulated net realized gain on investments           782
Net unrealized appreciation on investments           6,322
================================================================================
TOTAL NET ASSETS-- 100.0%                         $116,843
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.37
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $10.37
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($10.37 / 95.50%) (B)            $10.86
================================================================================

(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.50%.
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING ADMINISTRATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
VA -- VETERANS ADMINISTRATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: PENNSYLVANIA TAX-FREE PORTFOLIO

[Pie Chart Omitted.]

General Obligations -- 34%
Revenue Bonds -- 66%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 97.5%
    PENNSYLVANIA -- 97.5%
    ALLEGHENY COUNTY GO,
     SERIES C-45, FGIC
       5.100%, 10/01/07           $5,000            $5,319
    ALLEGHENY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, MBIA
       6.800%, 03/01/15            3,500             3,850
    ALLEGHENY COUNTY, PITTSBURGH
     INTERNATIONAL AIRPORT
     RB, MBIA
       5.000%, 01/01/19            5,000             4,981
    ALLENTOWN, SACRED HEART
     HOSPITAL RB, SERIES A
       6.500%, 11/15/08            2,665             2,892
    BEDFORD, AREA SCHOOL DISTRICT
     GO, FSA
       4.750%, 04/15/24            5,000             4,794
    BENSALEM TOWNSHIP,
     RECREATIONAL  FACILITIES
     IMPROVEMENT RB, FGIC
       5.550%, 12/01/10            1,390             1,487
    BETHLEHEM AREA SCHOOL
     IMPROVEMENTS RB, FGIC
       5.500%, 09/01/08            3,000             3,270
    BETHLEHEM AREA SCHOOL
     IMPROVEMENTS RB,
     PRE-REFUNDED @ 100,
     MBIA (A)
       5.700%, 03/01/06            1,000             1,104
       5.750%, 03/01/06            1,000             1,106
       5.850%, 03/01/06            1,635             1,819
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, ETM
      10.000%, 05/15/19            4,775             7,897
    BURRELL, SCHOOL DISTRICT
     GO, FGIC
       5.250%, 11/15/10            4,000             4,205


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    CAMBRIA COUNTY GO, FGIC
       5.000%, 08/15/23           $2,500            $2,469
    CHESTER COUNTY, COMMUNITY
     HOSPITAL HEALTH & EDUCATION
     AUTHORITY RB, MBIA
       5.625%, 07/01/10            1,675             1,815
    CHESTER COUNTY, HEALTH &
     EDUCATION AUTHORITY RB,
     CHESTER COUNTY HOSPITAL, MBIA
       5.500%, 07/01/07              965             1,054
       5.625%, 07/01/09            1,985             2,159
    CHESTER COUNTY, HEALTH &
     EDUCATION AUTHORITY RB, MAIN
     LINE HEALTH SYSTEMS, MBIA
       5.300%, 05/15/07            3,045             3,266
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, IMMACULATA COLLEGE
       5.600%, 10/15/18            1,000             1,016
       5.625%, 10/15/27            1,000             1,014
    CUMBERLAND COUNTY, MESSIAH
     COLLEGE PROJECT RB, AMBAC
       5.125%, 10/01/15            2,800             2,852
    DAUPHIN COUNTY, GENERAL
     AUTHORITY RB, MANDATORY
     PUT @ 100, AMBAC (B)
       5.000%, 06/01/01            3,000             3,094
    DAUPHIN COUNTY, PINNACLE
     HEALTH SYSTEM PROJECT
     RB, MBIA
       5.100%, 05/15/08              830               879
       5.200%, 05/15/09              910               965
    DELAWARE COUNTY, CATHOLIC
     HEALTH SYSTEMS EAST RB,
     SERIES A, AMBAC
       4.875%, 11/15/14            3,910             3,905
    DELAWARE COUNTY, COMMUNITY
     HOSPITAL AUTHORITY
     RB, AMBAC
       6.000%, 12/15/20            4,000             4,185
    DELAWARE COUNTY, DUNWOODY
     VILLAGE PROJECT RB
       5.550%, 04/01/06              300               311
    DELAWARE VALLEY, REGIONAL FINANCE
     AUTHORITY RB, SERIES A
       5.900%, 04/15/16            2,000             2,142
    DOWNINGTOWN, SCHOOL
     DISTRICT GO
       5.500%, 02/01/10            1,000             1,099
    HAZLETON, SCHOOL DISTRICT
     AUTHORITY RB, SERIES C, FGIC
       5.250%, 03/01/10            3,550             3,825
    LANCASTER COUNTY, HOSPITAL
     AUTHORITY RB, MASONIC
     HOMES PROJECT
       4.750%, 11/15/02            1,000             1,026

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] PENNSYLVANIA TAX-FREE PORTFOLIO (CONCLUDED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    LEHIGH COUNTY, MUHLENBERG
     HOSPITAL CENTER PROJECT
     RB, ETM, GOH
       5.750%, 07/15/10           $3,000            $3,330
    LEHIGH COUNTY, PUBLIC
     IMPROVEMENTS PROJECT GO,
     SERIES A, CNTY GTD
       5.500%, 11/15/11            2,000             2,140
       5.550%, 11/15/12            2,100             2,239
    MONTGOMERY COUNTY, HEALTH
     & HIGHER EDUCATION AUTHORITY
     RB, BEAVER COLLEGE PROJECT,
     CONLEE
       5.700%, 04/01/10              500               547
    MONTGOMERY COUNTY, HEALTH &
     HIGHER EDUCATION AUTHORITY
     RB, AMBAC
       5.250%, 10/01/04            2,070             2,212
       5.500%, 10/01/08            1,275             1,393
    NORRISTOWN, SCHOOL DISTRICT
     AUTHORITY GO, FGIC
       5.500%, 09/01/14              500               529
    NORTH HILLS, SCHOOL DISTRICT
     AUTHORITY GO,
     PRE-REFUNDED @ 100, FGIC (A)
       5.625%, 11/15/07              500               555
    NORTHAMPTON COUNTY, HIGHER
     EDUCATION AUTHORITY RB,
     LEHIGH UNIVERSITY, MBIA
       5.750%, 08/15/03            2,710             2,940
    PARKLAND, SCHOOL DISTRICT
     GO, FGIC
       5.000%, 09/01/18            5,000             5,006
    PENNSYLVANIA INTERGOVERNMENTAL
     COOPERATIVE AUTHORITY
     RB, FGIC
       5.500%, 06/15/11            3,300             3,523
    PENNSYLVANIA INTERGOVERNMENTAL
     COOPERATIVE AUTHORITY RB,
     PHILADELPHIA FUNDING
     PROGRAM, FGIC
       5.400%, 06/15/09            4,845             5,178
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT AUTHORITY RB,
     AMBAC
       6.000%, 07/01/06            3,000             3,364
       6.000%, 07/01/07            5,000             5,650
    PENNSYLVANIA STATE GEISINGER
     HEALTH SYSTEMS RB
       5.000%, 08/15/28            4,590             4,424
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES
     AUTHORITY RB
       4.500%, 07/15/17            3,500             3,325


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, AMBAC
       5.000%, 06/15/19           $5,000            $4,981
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, DREXEL UNIVERSITY, MBIA
       5.750%, 05/01/03            3,535             3,822
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES B
       5.350%, 01/01/08            3,750             3,961
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, TEMPLE UNIVERSITY,
     FIRST SERIES, MBIA
       5.000%, 04/01/19            4,185             4,169
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF PENNSYLVANIA
     HEALTH SERVICES PROJECT, SERIES A
       5.500%, 01/01/09            3,000             3,199
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF PENNSYLVANIA
     PROJECT
       5.600%, 01/01/10              500               531
    PENNSYLVANIA STATE HOUSING
     FINANCE AGENCY RB, FNMA
       6.400%, 07/01/12              500               534
    PENNSYLVANIA STATE HOUSING
     FINANCE AGENCY RB, SERIES A
       6.000%, 10/01/13            1,500             1,598
    PENNSYLVANIA STATE INFRASTRUCTURE
     INVESTMENT AUTHORITY RB, WATER
     UTILITY IMPROVEMENTS, MBIA
       6.000%, 09/01/06            1,000             1,128
       5.250%, 09/01/07            2,720             2,941
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO,
     FIRST SERIES, FGIC
       5.375%, 05/15/04            4,000             4,290
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO,
     SECOND SERIES
       6.000%, 07/01/09            4,375             5,042
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO,
     SECOND SERIES, FGIC
       5.375%, 11/15/07            5,000             5,456
    PENNSYLVANIA STATE UNIVERSITY
     RB, GOI
       5.300%, 08/15/03            5,000             5,306
    PHILADELPHIA, GAS WORKS
     RB, FSA
       5.000%, 07/01/28            5,000             4,931

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    PHILADELPHIA, HOSPITAL &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, EINSTEIN MEDICAL
     CENTER, PRE-REFUNDED @ 102 (A)
       7.625%, 04/01/99           $1,350            $1,401
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB
       5.250%, 07/01/17            1,000             1,011
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     FRANKLIN INSTITUTE PROJECT
       5.200%, 06/15/18            1,000               999
       5.200%, 06/15/26            3,100             3,054
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     GIRARD ESTATE COAL MINING
     PROJECT
       5.500%, 11/15/16            2,000             2,083
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, MBIA
       6.000%, 02/15/07            1,365             1,542
    PHILADELPHIA, JEFFERSON HEALTH
     SYSTEMS RB, MBIA
       5.500%, 05/15/05            1,000             1,073
    PHILADELPHIA, JUSTICE LEASE
     AUTHORITY RB, SERIES A, MBIA
       7.100%, 11/15/06            4,095             4,530
    PHILADELPHIA, SCHOOL DISTRICT
     GO, SERIES A, MBIA
       5.350%, 07/01/03            5,000             5,319
       5.300%, 07/01/04            3,500             3,745
    PHILADELPHIA, TEMPLE UNIVERSITY
     HOSPITAL RB, SERIES A
       6.625%, 11/15/23              500               539
    PHILADELPHIA, WATER & WASTE
     RB, MBIA
       6.250%, 08/01/07            3,000             3,461
       6.250%, 08/01/08            2,150             2,494
    RIDLEY PARK, TAYLOR HOSPITAL
     AUTHORITY RB, SERIES A
       6.000%, 12/01/05              755               818
    SCRANTON-LACKAWANNA, HEALTH &
     WELFARE AUTHORITY RB,
     MOSES TAYLOR HOSPITAL
       5.450%, 07/01/03            1,350             1,399
    SCRANTON-LACKAWANNA, MERCY
     HEALTH HOSPITAL FACILITIES
     RB, SERIES B, MBIA
       5.625%, 01/01/16            2,000             2,120
    UPPER DUBLIN, SCHOOL DISTRICT
     GO, AMBAC
       5.000%, 11/15/08            3,060             3,228
    WEST SHORE, HOLY SPIRIT HOSPITAL
     PROJECT RB, MBIA
       5.600%, 01/01/13              500               531


                                                 MARKET
DESCRIPTION                   SHARES             VALUE (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                            $217,391
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $208,295)                               $217,391
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.8%
    BLACKROCK PENNSYLVANIA MUNICPAL
     MONEY MARKET PORTFOLIO        1,734             1,734
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $1,734)                                 $  1,734
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.3%
    (Cost $210,029)                               $219,125
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.7%          $  3,748
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 21,162,235 outstanding
   shares of beneficial interest                   208,550
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 286,925 outstanding
   shares of beneficial interest                     2,917
Distributions in excess of net investment income       (45)
Accumulated net realized gain on investments         2,355
Net unrealized appreciation on investments           9,096
================================================================================
TOTAL NET ASSETS-- 100.0%                         $222,873
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.39
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $10.38
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($10.38 / 95.50%) (C)            $10.87
================================================================================

(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) EFFECTIVE MARCH 23, 1998, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.50%.
ETM -- ESCROWED TO MATURITY
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CNTY GTD -- COUNTY GUARANTEED
CONLEE -- COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GOH -- GENERAL OBLIGATION OF HOSPITAL
GOI -- GENERAL OBLIGATION OF INSTITUTION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: INCOME PORTFOLIO

[Pie Chart Omitted.]

Non-Agency Mortgage-Backed Obligations -- 2%
Yankee Bonds -- 2%
Repurchase Agreement -- 4%
U.S. Government Agency Obligations -- 5%
Asset-Backed Securities -- 9%
U.S. Government Mortgage-Backed Obligations -- 16%
Preferred Convertible Stock -- 1%
Corporate Obligations -- 36%
U.S. Treasury Obligations -- 25%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 25.7%
    U.S. TREASURY BONDS
      10.750%, 08/15/05          $15,000          $ 20,271
       6.250%, 08/15/23            2,000             2,238
       6.125%, 11/15/27            5,000             5,637
    U.S. TREASURY NOTES
       7.750%, 11/30/99            3,000             3,105
       6.375%, 09/30/01            5,000             5,274
       7.500%, 11/15/01            5,000             5,437
       6.250%, 06/30/02           20,000            21,237
       7.875%, 11/15/04           20,000            23,485
    U.S. TREASURY STRIPS (A)
       5.849%, 05/15/21            5,000             1,424
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $82,824)                                 $88,108
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       8.625%, 11/10/04              400               416
       6.000%, 05/15/08           15,000            15,904
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       7.840%, 06/09/06            1,500             1,527
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $17,146)                                 $17,847
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 16.8%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01               43                45
       9.000%, 01/01/02               32                34
       8.000%, 01/01/08               98               103
      14.750%, 03/01/10               32                39
       8.500%, 09/01/26            1,317             1,371
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION (B)
       6.000%, 11/01/13           15,000            15,042


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, GTD
       9.000%, 09/15/08            $  28             $  30
      12.450%, 09/15/09                9                10
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 02/01/26            2,462             2,516
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.250%, 12/18/16            2,500             2,515
       9.750%, 09/25/18              443               470
       6.000%, 07/18/26           10,731            10,165
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION
       7.500%, 05/15/22              868               894
       7.500%, 10/15/23            3,197             3,292
       7.500%, 12/15/23            1,355             1,395
       7.000%, 02/15/24            3,691             3,781
       7.000%, 05/15/24            7,332             7,509
       7.500%, 05/15/24            3,036             3,127
       7.500%, 10/15/24            2,568             2,644
       7.000%, 09/20/25            1,555             1,586
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20            1,000             1,032
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $56,724)                                 $57,600
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 36.5%
    AUTOMOTIVE -- 0.7%
    FEDERAL-MOGUL
       7.750%, 07/01/06            2,500             2,528
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 2,528
--------------------------------------------------------------------------------
    BANKS -- 6.4%
    BANK OF NEW YORK (C)
       7.780%, 12/01/26            1,500             1,534
    BANKAMERICA, SERIES A (C)
       8.070%, 12/31/26            2,500             2,566
    BANKERS TRUST (D)
       5.100%, 04/30/99            5,000             4,997
    COMPASS TRUST I
       8.230%, 01/15/27            2,000             2,042
    CRESTAR FINANCIAL
       8.160%, 12/15/26            3,500             3,736
    MELLON CAPITAL I
       7.720%, 12/01/26            2,000             1,985
    NATIONSBANK (D)
       5.080%, 08/03/99            5,000             4,998
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $21,858
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 5.0%
    COMCAST CABLEVISION
       8.375%, 05/01/07            2,725             3,134
       8.875%, 05/01/17            3,650             4,416

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    CSC HOLDINGS
       7.875%, 02/15/18           $2,500           $ 2,406
    TIME WARNER
       7.250%, 10/15/17            4,000             4,150
    TIME WARNER, PAT (C)
       4.900%, 07/29/99            3,000             2,992
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $17,098
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 7.9%
    AMVESCAP PLC, SERIES REGS
       6.375%, 05/15/03            2,000             2,054
    ASSOCIATES NA
       6.950%, 11/01/18            5,000             5,038
    DYNEX CAPITAL
       7.875%, 07/15/02            2,500             1,622
    GOLDEN STATE ESCROW (C)
       7.000%, 08/01/03            2,000             2,078
       7.125%, 08/01/05            2,000             1,890
    LEHMAN BROTHERS HOLDINGS
       6.250%, 04/01/03            3,000             2,910
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER, EURO MTN,
     SERIES D (D)
       5.650%, 12/19/01            7,380             7,307
    SAFECO CAPITAL I
       8.072%, 07/15/37            4,125             4,192
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $27,091
--------------------------------------------------------------------------------
    INDUSTRIAL -- 8.8%
    B.F. GOODRICH
       7.000%, 04/15/38            2,500             2,622
    CANADIAN NATIONAL RAILWAY
       6.450%, 07/15/06            2,000             2,060
    CASE EQUIPMENT
       7.250%, 01/15/16            2,000             2,185
    ITT
       6.750%, 11/15/03            2,000             1,908
       7.375%, 11/15/15            1,000               948
    LOEWEN GROUP INTERNATIONAL (C)
       7.600%, 06/01/08            4,000             3,170
    LOEWEN GROUP INTERNATIONAL,
     SERIES 4
       8.250%, 10/15/03            2,000             1,585
    NABISCO, PAT (C)
       6.300%, 08/26/99            1,500             1,514
    ORYX ENERGY
      10.000%, 04/01/01            1,500             1,641
       8.375%, 07/15/04            1,000             1,100
    SPIEKER PROPERTIES LP
       6.750%, 01/15/08            3,000             2,813
    STORAGE USA
       7.125%, 11/01/03            2,000             2,045
    TENET HEALTHCARE
       8.625%, 12/01/03            2,000             2,070
       8.000%, 01/15/05            2,500             2,556


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28           $2,000          $  1,908
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                              $ 30,125
--------------------------------------------------------------------------------
    RETAIL -- 4.3%
    DAYTON HUDSON
       6.650%, 08/01/28            4,000             3,915
    DILLARD'S
       5.790%, 11/15/01            2,000             2,000
    FRED MEYER
       7.375%, 03/01/05            5,000             5,175
    GREAT ATLANTIC & PACIFIC TEA
       7.750%, 04/15/07            1,500             1,539
    KROGER
       7.650%, 04/15/07            2,000             2,135
--------------------------------------------------------------------------------
    TOTAL RETAIL                                  $ 14,764
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 3.4%
    360 COMMUNICATIONS
       7.600%, 04/01/09            1,500             1,688
    GTE SOUTH
       6.125%, 06/15/07            2,000             2,078
    NEW YORK TELEPHONE
       9.375%, 07/15/31            3,000             3,435
    WORLDCOM
       7.750%, 04/01/07            4,000             4,470
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 11,671
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $124,650)                               $125,135
--------------------------------------------------------------------------------
YANKEE BONDS -- 2.7%
    GULF CANADA RESOURCES
       8.250%, 03/15/17            2,000             1,903
    HUSKY OIL
       7.550%, 11/15/16            3,600             3,186
    ROYAL CARIBBEAN CRUISES
       7.250%, 08/15/06            3,000             3,150
    SAGA PETROLEUM A.S.
       9.125%, 07/15/14            1,000             1,150
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
    (Cost $9,921)                                  $ 9,389
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 12/15/18            3,000             3,019
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A2
       6.620%, 10/25/11              738               737
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-2, CLASS A3
       6.940%, 11/20/11            4,000             4,042
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13            3,000             3,058

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] INCOME PORTFOLIO (CONCLUDED)


                              PRINCIPAL AMOUNT   MARKET
DESCRIPTION                   (000)/SHARES       VALUE (000)
--------------------------------------------------------------------------------
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00           $4,600           $ 4,640
    PREMIER AUTO TRUST,
     SERIES 1998-3, CLASS A3
       5.880%, 12/08/01            2,800             2,869
    STANDARD CREDIT CARD MASTER
     TRUST, SERIES 1995-10, CLASS A
       5.900%, 02/07/01            1,875             1,879
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            3,000             3,201
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21            4,000             4,033
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF5
       6.555%, 12/15/38            4,350             4,457
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $31,444)                                 $31,935
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 1.9%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24            5,452             5,240
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-36,
     CLASS A1
       6.850%, 10/25/23              822               819
    RESIDENTIAL ASSET SECURITIZATION,
     SERIES 1996-A8, CLASS A1
       8.000%, 12/25/26              542               545
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
    OBLIGATIONS
    (Cost $6,371)                                  $ 6,604
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 1.3%
    SPG PROPERTIES                90,000             4,539
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $4,573)                                  $ 4,539
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $16,180,441 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $16,564,401)                $16,173            16,173
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $16,173)                                 $16,173
--------------------------------------------------------------------------------

                                                 MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.1%
    (Cost $349,826)                               $357,330
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (4.1%)        $(14,170)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 32,557,668 outstanding
   shares of beneficial interest                   327,332
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 781,522 outstanding
   shares of beneficial interest                     8,023
Portfolio Shares of Retail Class B
   (unlimited authorization --  no par value)
   based on 5,341 outstanding
   shares of beneficial interest                        55
Undistributed net investment income                    108
Accumulated net realized gain on investments           138
Net unrealized appreciation on investments           7,504
================================================================================
TOTAL NET ASSETS-- 100.0%                         $343,160
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.29
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $10.41
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($10.41 / 95.50%) (E)            $10.90
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B (F)            $10.29
================================================================================

(A) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF OCTOBER 31, 1998.
(B) WHEN ISSUED SECURITY (TOTAL COST $15,192,188)
(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(D) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998.
(E) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.50%.
(F) RETAIL CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE NOTES TO THE FINANCIALS.
GTD -- GUARANTEED MORTGAGE CERTIFICATE
MTN -- MEDIUM TERM NOTE
PAT -- PUTABLE ASSET TRUST
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: INTERMEDIATE FIXED INCOME PORTFOLIO

[Pie Chart Omitted.]

Repurchase Agreement -- 4%
Non-Taxable Municipal Bonds -- 4%
U.S. Government Agency Obligations -- 8%
U.S. Government Mortgage-Backed Obligations -- 9%
Asset-Backed Securities -- 9%
Preferred Stock -- 1%
Yankee Bonds -- 3%
U.S. Treasury Obligations -- 34%
Corporate Obligations -- 28%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 33.2%
    U.S. TREASURY NOTES
       7.500%, 10/31/99           $5,000          $  5,149
       7.750%, 11/30/99            5,000             5,176
       7.500%, 11/15/01            3,000             3,262
       6.250%, 02/28/02            4,500             4,755
       7.875%, 11/15/04            4,000             4,697
       6.500%, 05/15/05            2,000             2,225
       6.250%, 02/15/07            5,500             6,095
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $29,603)                                 $31,359
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
    FEDERAL HOME LOAN BANK
       6.634%, 02/20/04            1,535             1,546
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.270%, 09/20/00            2,500             2,536
       6.000%, 05/15/08            3,260             3,457
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $7,364)                                  $ 7,539
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 9.2%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 05/01/08              710               721
       6.500%, 10/01/08            2,691             2,730
       5.500%, 04/01/18            1,143             1,102
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       6.250%, 07/25/08            1,590             1,621
       7.250%, 12/18/16            1,000             1,006
       7.000%, 07/18/18            1,500             1,516
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $8,593)                                  $ 8,696
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 27.5%
    BANKS -- 2.8%
    BANK OF NEW YORK
       6.625%, 06/15/03           $1,220           $ 1,281
    STAR BANK NA-CINCINNATI
       6.375%, 03/01/04            1,310             1,354
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 2,635
--------------------------------------------------------------------------------
    COMMUNICATIONS -- 5.6%
    CABLE & WIRELESS COMMUNICATIONS
       6.375%, 03/06/03            1,000             1,019
    COMCAST CABLEVISION
       8.375%, 05/01/07            1,000             1,150
    LUCENT TECHNOLOGIES
       7.250%, 07/15/06            1,220             1,362
    TIME WARNER
       8.110%, 08/15/06              600               677
    WORLDCOM
       7.750%, 04/01/07            1,000             1,118
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS                            $5,326
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 10.3%
    BEAR STEARNS
       6.500%, 07/05/00              850               857
    CASE CREDIT
       6.125%, 02/15/03            1,090             1,124
    CONSECO
       6.400%, 02/10/03            1,000               972
    FIRST UNION
       8.770%, 11/15/04            1,350             1,404
    FORD MOTOR CREDIT, MTN
       7.350%, 01/23/12            1,200             1,203
    ITT
       6.750%, 11/15/03            1,000               954
    MERRILL LYNCH
       7.200%, 10/15/12            1,500             1,611
    PROGRESSIVE
       6.600%, 01/15/04              550               585
    STORAGE USA
       7.125%, 11/01/03            1,000             1,023
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $9,733
--------------------------------------------------------------------------------
    INDUSTRIAL -- 3.6%
    ORYX ENERGY
       8.375%, 07/15/04            1,000             1,100
    SARA LEE, MTN
       6.150%, 06/19/08            1,185             1,241
    TENET HEALTHCARE
       8.000%, 01/15/05            1,000             1,023
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                                $3,364
--------------------------------------------------------------------------------
    RETAIL -- 2.3%
    FEDERATED DEPARTMENT STORES
       8.500%, 06/15/03            1,000             1,106
    FRED MEYER
       7.375%, 03/01/05            1,000             1,035
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $2,141
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] INTERMEDIATE FIXED INCOME PORTFOLIO
        (CONCLUDED)


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    UTILITIES -- 2.9%
    COLUMBUS SOUTHERN POWER, MTN
       6.510%, 02/01/08           $1,250           $ 1,316
    NATIONAL RURAL UTILITIES
       7.300%, 09/15/06            1,250             1,398
--------------------------------------------------------------------------------
    TOTAL UTILITIES                                $ 2,714
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $24,964)                                 $25,913
--------------------------------------------------------------------------------
YANKEE BONDS -- 3.1%
    MERITA BANK
       6.500%, 01/15/06            1,350             1,353
    ROYAL CARIBBEAN
       8.250%, 04/01/05            1,500             1,633
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
    (Cost $2,861)                                  $ 2,986
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.9%
    CAPITA EQUIPMENT TRUST,
     SERIES 1996-1, CLASS A3
       6.110%, 07/15/99              673               674
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A2
       6.620%, 10/25/11              212               213
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13            1,000             1,019
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00            1,575             1,589
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02              605               615
    STANDARD CREDIT CARD MASTER
     TRUST, SERIES 1995-10, CLASS A
       5.900%, 02/07/01            1,000             1,002
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            1,513             1,614
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS A5
       6.555%, 12/15/38            1,620             1,660
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $8,227)                                   $8,386
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATION -- 0.3%
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-36,
     CLASS A1
       6.850%, 10/25/23              265               264
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATION
    (Cost $265)                                       $264
--------------------------------------------------------------------------------


                           PRINCIPAL             MARKET
DESCRIPTION                AMOUNT (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
NON-TAXABLE MUNICIPAL BONDS -- 4.2%
    OHIO STATE TURNPIKE COMMISSION
     TURNPIKE RB, SERIES A, FGIC
       5.500%, 02/15/17          $ 2,000           $ 2,170
    SOUTHEASTERN WISCONSIN PROFESSIONAL
     BASEBALL PARK DISTRICT SALES
     TAX RB, SERIES A, MBIA
       5.500%, 12/15/18            1,630             1,760
--------------------------------------------------------------------------------
TOTAL NON-TAXABLE MUNICIPAL BONDS
    (Cost $3,940)                                  $ 3,930
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 1.1%
    SPG PROPERTIES                20,000             1,009
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $1,012)                                  $ 1,009
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $3,385,211 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $3,465,665)                  $3,384             3,384
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $3,384)                                  $ 3,384
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
    (Cost $90,213)                                 $93,466
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.9%           $   843
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 9,213,211 outstanding
   shares of beneficial interest                    90,732
Undistributed net investment income                      6
Accumulated net realized gain on investments           318
Net unrealized appreciation on investments           3,253
================================================================================
TOTAL NET ASSETS-- 100.0%                          $94,309
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.24
================================================================================
MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW]ARK FUNDS: U.S. GOVERNMENT BOND PORTFOLIO

[Pie Chart Omitted.]

Repurchase Agreement -- 3%
Asset-Backed Obligations -- 5%
U.S. Government Agency Obligations -- 22%
U.S. Government Mortgage-Backed Obligations -- 23%
Preferred Stock -- 2%
U.S. Treasury Obligations -- 21%
Corporate Obligations -- 24%
% of Total Portfolio Investments


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 21.0%
    U.S. TREASURY BONDS
       5.500%, 03/31/03          $18,000           $18,847
       7.500%, 11/15/16           10,900            13,583
    U.S. TREASURY NOTE
       5.375%, 02/15/01           23,000            23,531
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $53,993)                                 $55,961
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.2%
    FEDERAL HOME LOAN BANK
       5.540%, 07/15/99           30,000            30,141
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08           10,000            10,603
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       6.030%, 07/07/99           10,000            10,077
       6.470%, 09/25/12            7,500             8,351
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $57,692)                                 $59,172
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 22.7%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       6.000%, 03/01/13           19,761            19,848
       6.250%, 01/15/20            3,000             2,984
       6.250%, 09/15/23            5,000             5,170
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 10/25/23            8,500             8,517
       7.000%, 09/02/27            4,275             4,388
       6.500%, 08/01/28           19,678            19,830
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $59,762)                                 $60,737
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 23.9%
    ENTERTAINMENT -- 2.4%
    ROYAL CARIBBEAN CRUISES, YB
       8.250%, 04/01/05           $3,000           $ 3,266
    TIME WARNER
       6.950%, 01/15/28            3,000             3,007

--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 6,273
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 3.7%
    AMVESCAP PLC
       6.375%, 05/15/03            2,500             2,567
    CONSECO
       6.400%, 02/10/03            3,000             2,917
    GOLDEN STATE ESCROW (A)
       7.000%, 08/01/03            2,000             2,077
    GREEN TREE FINANCIAL
      10.250%, 06/01/02            2,000             2,280
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 9,841
--------------------------------------------------------------------------------
    INDUSTRIAL -- 10.0%
    B.F. GOODRICH
       7.000%, 04/15/38            2,000             2,098
    CANADIAN NATIONAL RAILWAY
       6.450%, 07/15/06            1,000             1,030
       6.900%, 07/15/28            1,500             1,494
    COCA-COLA ENTERPRISES
       6.750%, 01/15/38            2,500             2,472
    CONAGRA
       7.375%, 02/01/05            1,000             1,093
    FEDERAL-MOGUL
       7.750%, 07/01/06            1,500             1,517
    HUSKY OIL, YB
       7.550%, 11/15/16            4,500             3,983
    LOEWEN GROUP INTERNATIONAL (A)
       7.200%, 06/01/03            2,000             1,585
    SAGA PETROLEUM A.S., YB
       9.125%, 07/15/14            4,000             4,600
    SPIEKER PROPERTIES LP
       6.750%, 01/15/08            3,000             2,813
    TENET HEALTHCARE
       7.875%, 01/15/03            2,450             2,508
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28            1,600             1,526
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $26,719
--------------------------------------------------------------------------------
    RETAIL -- 2.9%
    DAYTON HUDSON
       6.650%, 08/01/28            4,500             4,404
    FRED MEYER
       7.375%, 03/01/05            3,200             3,312
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 7,716
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] U.S. GOVERNMENT BOND PORTFOLIO (CONCLUDED)


                               PRINCIPAL AMOUNT  MARKET
DESCRIPTION                    (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 4.1%
    360 COMMUNICATIONS
       7.600%, 04/01/09            3,000          $  3,375
    NEW YORK TELEPHONE
       9.375%, 07/15/31            3,850             4,408
    WORLDCOM
       7.550%, 04/01/04           $3,000             3,263
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 11,046
--------------------------------------------------------------------------------
    UTILITIES -- 0.8%
    UNION ELECTRIC
       8.750%, 12/01/21            2,000             2,248
--------------------------------------------------------------------------------
    TOTAL UTILITIES                               $  2,248
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $64,966)                                $ 63,843
--------------------------------------------------------------------------------
ASSET-BACKED OBLIGATIONS -- 4.5%
    AMRESCO RESIDENTIAL SECURITIES,
     SERIES 1996-5, CLASS A2
       6.275%, 04/25/18              672               691
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 12/15/18            3,000             3,019
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            4,000             4,268
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21            4,000             4,033
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED OBLIGATIONS
    (Cost $11,767)                                $ 12,011
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 1.5%
    SPG PROPERTIES                80,000             4,035
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $4,032)                                 $  4,035
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $8,784,805 (collateralized by
     U.S. Treasury Bond:
     total market value
     $9,110,146)                  $8,781             8,781
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $8,781)                                 $  8,781
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
    (Cost $260,993)                               $264,540
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.9%          $  2,487
================================================================================

                                                MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 26,626,327 outstanding
   shares of beneficial interest                  $264,463
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 55,959 outstanding shares
   of beneficial interest                              561
Undistributed net investment income                    127
Accumulated net realized loss on investments        (1,671)
Net unrealized appreciation on investments           3,547
================================================================================
TOTAL NET ASSETS-- 100.0%                         $267,027
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.01
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $10.00
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($10.00 / 95.50%) (B)            $10.47
================================================================================
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(B) EFFECTIVE APRIL 1, 1998, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.50%.
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: BALANCED PORTFOLIO

[Pie Chart Omitted.]

U.S. Government Agency Obligation -- 1%
Asset-Backed Securities -- 3%
U.S. Government Mortgage-Backed Obligations -- 7%
U.S. Treasury Obligations -- 9%
Corporate Obligations -- 9%
Repurchase Agreement -- 11%
Non-Agency Mortgage-Backed Obligations -- 1%
Common Stocks -- 59%
% of Total Portfolio Investments


                                                 MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 59.3%
    AEROSPACE & DEFENSE -- 1.8%
    LOCKHEED MARTIN               12,000            $1,336
    NORTHROP GRUMMAN              10,000               797
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                       $2,133
--------------------------------------------------------------------------------
    BANKS -- 3.7%
    BANK ONE                      24,200             1,183
    CHASE MANHATTAN               20,000             1,136
    NORWEST                       29,000             1,078
    WASHINGTON MUTUAL             30,000             1,123
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,520
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 1.8%
    CHANCELLOR MEDIA, CL A*       25,000               959
    YOUNG & RUBICAM*              49,375             1,290
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $2,249
--------------------------------------------------------------------------------
    CHEMICALS -- 0.5%
    MONSANTO                      14,000               569
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $  569
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 2.0%
    ASCEND COMMUNICATIONS*        30,000             1,447
    NORTHERN TELECOM              24,000             1,027
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $2,474
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 1.0%
    MICROSOFT*                    11,000             1,165
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,165
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.2%
    COMPAQ COMPUTER               49,000             1,550
    COMVERSE TECHNOLOGY*          30,000             1,380
    ELECTRONICS FOR IMAGING*      65,000             1,564
    EMC*                          30,000             1,931
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $6,425
--------------------------------------------------------------------------------
    DRUGS -- 5.2%
    ABBOTT LABORATORIES           25,000             1,173
    AMERICAN HOME PRODUCTS        18,000               878
    AMGEN*                        20,000             1,571


                                                 MARKET
DESCRIPTION                    SHARES            VALUE (000)
--------------------------------------------------------------------------------
    BRISTOL-MYERS SQUIBB          15,000            $1,658
    SCHERING PLOUGH               10,000             1,029
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $6,309
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 0.9%
    GENERAL ELECTRIC              13,000             1,138
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                      $1,138
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 4.2%
    CARNIVAL, CL A                45,000             1,457
    MIRAGE RESORTS*               40,000               678
    TIME WARNER                   15,000             1,392
    VIACOM, CL B*                 15,000               898
    WALT DISNEY                   28,000               754
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $5,179
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.5%
    CITIGROUP                     35,000             1,647
    FREDDIE MAC                   30,000             1,725
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     20,000             1,295
    WADDELL & REED FINANCIAL,
     CL A                         40,000               838
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $5,505
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.5%
    PEPSICO                       30,000             1,013
    PHILIP MORRIS                 34,000             1,738
    RALSTON PURINA GROUP          45,000             1,502
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $4,253
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS & APPLIANCES-- 3.1%
    COLGATE-PALMOLIVE             15,000             1,326
    DIAL                          55,000             1,516
    GILLETTE                      10,000               449
    WINDMERE-DURABLE HOLDINGS     70,000               538
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS & APPLIANCES           $3,829
--------------------------------------------------------------------------------
    INSURANCE -- 1.2%
    AMERICAN BANKERS
     INSURANCE GROUP              10,000               447
    AMERICAN INTERNATIONAL GROUP  12,375             1,055
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $1,502
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.7%
    MATTEL                        25,000               897
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  897
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.6%
    JOHNSON & JOHNSON             20,000             1,630
    SOFAMOR DANEK GROUP*          15,500             1,575
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $3,205
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.1%
    CENDANT*                     125,000             1,430
    FIRST DATA                    30,000               795
    USWEB*                        20,000               288
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $2,513
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] BALANCED PORTFOLIO (CONTINUED)


                             SHARES/PRINCIPAL     MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.6%
    KIMBERLY-CLARK                15,000           $   724
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                   $   724
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.6%
    XEROX                         20,000             1,938
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES        $ 1,938
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 1.2%
    HALLIBURTON                   40,000             1,438
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $ 1,438
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUST-- 0.7%
    PACIFIC GULF PROPERTIES*      25,000               495
    SPIEKER PROPERTIES            12,000               414
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUST             $   909
--------------------------------------------------------------------------------
    RETAIL -- 5.4%
    BARNES & NOBLE*               40,000             1,305
    DAYTON HUDSON                 20,000               848
    HOME DEPOT                    20,000               870
    LINENS 'N THINGS*             33,000             1,021
    RITE AID                      40,000             1,588
    WAL-MART STORES               14,000               966
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 6,598
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 1.8%
    INTEL                         25,000             2,230
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 2,230
--------------------------------------------------------------------------------
    TECHNOLOGY -- 2.2%
    AMERICAN POWER CONVERSION*    30,000             1,273
    CISCO SYSTEMS*                22,500             1,418
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                               $ 2,691
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 1.8%
    MCI WORLDCOM*                 28,000             1,547
    TELE-COMMUNICATIONS TCI
     VENTURES GROUP, CL A*        36,380               678
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 2,225
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $53,399)                                 $72,618
--------------------------------------------------------------------------------

PREFERRED CONVERTIBLE STOCK -- 0.3%
    SPG PROPERTIES                 8,000               404
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $408)                                    $   404
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.8%
    U.S. TREASURY BOND
       8.000%, 11/15/21           $1,250             1,675
    U.S. TREASURY NOTES
       7.500%, 10/31/99            1,500             1,545
       7.750%, 02/15/01            1,100             1,181
       7.500%, 11/15/01            1,000             1,087
       6.625%, 05/15/07            4,500             5,107


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    U.S. TREASURY STRIPS (A)
       5.853%, 05/15/21           $  600           $   171
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $10,270)                                 $10,766
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 1.3%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
       6.000%, 05/15/08            1,500             1,590
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
    (Cost $1,519)                                  $ 1,590
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 7.0%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01               22                23
       9.000%, 01/01/02               36                38
       9.500%, 07/01/02                5                 5
       6.500%, 04/01/08              844               857
       8.500%, 09/01/26              146               152
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
      10.500%, 12/01/00                3                 4
       7.000%, 02/01/07              292               298
       7.000%, 12/01/25              973               994
       7.000%, 02/01/26              525               537
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       9.750%, 09/25/18              147               157
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION
       7.500%, 10/15/23              944               972
       7.500%, 12/15/23              902               929
       7.000%, 02/15/24            1,068             1,094
       7.000%, 05/15/24            2,199             2,252
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20              300               309
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $8,301)                                  $ 8,621
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 8.5%
    BANKS -- 1.1%
    BANK OF NEW YORK (B)
       7.780%, 12/01/26              500               511
    CRESTAR FINANCIAL
       8.160%, 12/15/26              800               854
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 1,365
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.8%
    COMCAST CABLEVISION
       8.375%, 05/01/07              500               575
    CSC HOLDINGS
       7.875%, 12/15/07              500               508
       7.875%, 02/15/18              250               241
60

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    ROYAL CARIBBEAN CRUISES, YB
       7.250%, 08/15/06             $500             $ 525
    TIME WARNER
       8.110%, 08/15/06              275               310
    TIME WARNER, PAT (B)
       4.900%, 07/29/99              700               698
    VIACOM
       6.750%, 01/15/03              500               516
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 3,373
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 0.6%
    DYNEX CAPITAL
       7.875%, 07/15/02              500               324
    SAFECO CAPITAL I
       8.072%, 07/15/37              400               407
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $  731
--------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.3%
    HYDRO-QUEBEC
       7.500%, 04/01/16              375               406
--------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                         $  406
--------------------------------------------------------------------------------
    INDUSTRIAL -- 2.2%
    CANADIAN NATIONAL RAILWAY
       6.900%, 07/15/28              500               498
    CASE EQUIPMENT
       7.250%, 01/15/16              200               219
    HUSKY OIL, YB
       7.550%, 11/15/16              960               850
    LOEWEN GROUP INTERNATIONAL,
     SERIES 4
       8.250%, 10/15/03              500               396
    ORYX ENERGY
       8.125%, 10/15/05              250               269
    TENET HEALTHCARE
       8.000%, 01/15/05              500               511
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $ 2,743
--------------------------------------------------------------------------------
    RETAIL -- 1.0%
    DAYTON HUDSON
       6.650%, 08/01/28              500               489
    FRED MEYER
       7.375%, 03/01/05              500               518
    GREAT ATLANTIC & PACIFIC TEA
       7.750%, 04/15/07              250               257
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 1,264
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 0.4%
    WORLDCOM
       7.550%, 04/01/04              500               544
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $   544
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $10,514)                                 $10,426
--------------------------------------------------------------------------------


                               PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.6%
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A4
       6.280%, 01/15/13           $  450          $    466
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A2
       6.620%, 10/25/11               78                78
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-2, CLASS A3
       6.940%, 11/20/11              400               404
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13              350               357
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00              675               681
    STANDARD CREDIT CARD MASTER
     TRUST, SERIES 1995-10, CLASS A
       5.900%, 02/07/01              450               451
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21              350               373
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21              375               378
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $3,136)                                 $  3,188
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS -- 0.9%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24              968               931
    MDC ASSET INVESTORS TRUST,
     SERIES XII, CLASS 3
       8.940%, 03/01/18               17                18
    PRUDENTIAL HOME MORTGAGE
     SECURITIES, SERIES 1993-36,
     CLASS A1
       6.850%, 10/25/23              112               112
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $1,022)                                 $  1,061
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $14,110,468 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $14,430,730)                 14,104            14,104
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $14,104)                                $ 14,104
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
    (Cost $102,673)                               $122,778
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)       $   (249)
================================================================================

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] BALANCED PORTFOLIO (CONCLUDED)

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 7,947,113 outstanding shares
   of beneficial interest                         $ 79,871
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 1,398,546 outstanding shares
   of beneficial interest                           17,000
Portfolio Shares of Retail Class B
   (unlimited authorization -- no par value)
    based on 14,537 outstanding shares
    of beneficial interest                             182
Undistributed net investment income                    285
Accumulated net realized gain on investments         5,086
Net unrealized appreciation on investments          20,105
================================================================================
TOTAL NET ASSETS-- 100.0%                         $122,529
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $13.10
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $13.05
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($13.05 O 95.25%) (C)            $13.70
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B (D)            $13.09
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF OCTOBER 31, 1998.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(C) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
(D) RETAIL CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE NOTES TO THE FINANCIALS.
CL -- CLASS
PAT -- PUTABLE ASSET TRUST
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
YB -- YANKEE BOND
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[ARROW] ARK FUNDS: EQUITY INCOME PORTFOLIO

[Pie Chart Omitted.]

Real Estate Investment Trusts -- 3%
Miscellaneous Business -- 4%
Transportation -- 7%
Chemicals & Drugs -- 10%
Technology -- 11%
Consumer Non-Durable -- 11%
Repurchase Agreement -- 2%
Financial -- 20%
Energy -- 18%
Consumer Cyclicals -- 14%
% of Total Portfolio Investments


                                                 MARKET
DESCRIPTION                    SHARES            VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.1%
    AEROSPACE & DEFENSE -- 6.2%
    GENCORP                       69,500           $ 1,538
    GENERAL DYNAMICS              30,000             1,776
    LOCKHEED MARTIN               17,000             1,893
    NORTHROP GRUMMAN              15,000             1,196
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                      $ 6,403
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 3.4%
    FORD MOTOR                    30,000             1,627
    GENERAL MOTORS                30,000             1,892
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 3,519
--------------------------------------------------------------------------------
    BANKS -- 12.0%
    BANK ONE                      38,400             1,877
    FIRST UNION                   32,298             1,873
    FLEET FINANCIAL GROUP         54,000             2,157
    NORWEST                       50,000             1,859
    PNC                           40,000             2,000
    UNION PLANTERS                30,000             1,393
    WASHINGTON MUTUAL             30,000             1,123
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $12,282
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 4.3%
    COLGATE PALMOLIVE             20,000             1,767
    JOHNSON & JOHNSON             32,000             2,608
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                          $ 4,375
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.9%
    ARMSTRONG WORLD INDUSTRIES    15,000               930
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                  $   930
--------------------------------------------------------------------------------
    CHEMICALS -- 1.1%
    OLIN                          42,000             1,163
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $ 1,163
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.9%
    GTE                           34,000             1,995
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $ 1,995
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 1.6%
    BALL                          40,000             1,687
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                   $ 1,687
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998


                                                 MARKET
DESCRIPTION                    SHARES            VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 8.8%
    ABBOTT LABORATORIES           66,000           $ 3,098
    AMERICAN HOME PRODUCTS        60,000             2,925
    BRISTOL-MYERS SQUIBB          27,200             3,007
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $ 9,030
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 1.8%
    UNICOM                        50,000             1,884
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $ 1,884
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 3.0%
    BOSTON PROPERTIES             36,000             1,026
    WADDELL & REED FINANCIAL,
     CL A                        100,000             2,094
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 3,120
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 10.0%
    BESTFOODS                     36,000             1,962
    GENERAL MILLS                 20,000             1,470
    H.J. HEINZ                    44,000             2,557
    PHILIP MORRIS                 53,000             2,710
    UST                           45,000             1,530
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $10,229
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 2.7%
    CONSOLIDATED NATURAL GAS      26,800             1,415
    SONAT                         45,000             1,364
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                          $ 2,779
--------------------------------------------------------------------------------
    INSURANCE -- 3.4%
    HARTFORD FINANCIAL SERVICES
     GROUP                        30,000             1,594
    LINCOLN NATIONAL              25,000             1,897
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 3,491
--------------------------------------------------------------------------------
    LEASING & RENTING -- 2.2%
    PITNEY BOWES                  40,000             2,203
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                        $ 2,203
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 0.9%
    KNIGHTSBRIDGE TANKERS LIMITED 40,000               870
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                    $   870
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 1.2%
    FORT JAMES                    30,000             1,209
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                   $ 1,209
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 3.2%
    NEW CENTURY ENERGIES          40,293             1,947
    SCHLUMBERGER                  25,000             1,313
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 3,260
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 9.4%
    CHEVRON                       26,000             2,119
    MOBIL                         24,000             1,817
    PENNZOIL                      50,000             1,794
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              40,000             1,970
    TEXACO                        33,600             1,993
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $ 9,693
--------------------------------------------------------------------------------

                             SHARES/PRINCIPAL    MARKET
DESCRIPTION                  AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 1.5%
    DUN & BRADSTREET              55,000           $ 1,561
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $ 1,561
--------------------------------------------------------------------------------
    RAILROADS -- 2.2%
    NORFOLK SOUTHERN              70,200             2,312

--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $ 2,312
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS -- 2.8%
    BERKSHIRE REALTY              94,100               847
    CABOT INDUSTRIAL TRUST        50,000             1,000
    KILROY REALTY CORP            45,000               998
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS            $ 2,845
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 1.2%
    CARPENTER TECHNOLOGY          35,000             1,227
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                      $ 1,227
--------------------------------------------------------------------------------
    TECHNOLOGY -- 1.0%
    ROCKWELL INTERNATIONAL        25,000             1,027
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                               $ 1,027
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 6.4%
    BELLSOUTH                     27,000             2,155
    TELEFONICA DE ESPANA, ADR     17,000             2,328
    US WEST                       35,900             2,060
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 6,543
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $71,745)                                 $95,637
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCKS -- 3.8%
    BANKS -- 1.1%
    WBK STRYPES TRUST             40,000             1,148
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 1,148
--------------------------------------------------------------------------------
    ELECTRIC UTILITY -- 1.4%
    HOUSTON INDUSTRIES            17,500             1,419
--------------------------------------------------------------------------------
    TOTAL ELECTRIC UTILITY                         $ 1,419
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.3%
    ENRON                         80,000             1,330
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 1,330
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCKS
    (Cost $4,054)                                  $ 3,897
--------------------------------------------------------------------------------
CORPORATE OBLIGATION -- 1.0%
    CIT GROUP, MTN (A)
       5.050%, 07/21/99           $1,000               999
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATION
    (Cost $999)                                    $   999
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $2,206,404 (collateralized by
     U.S. Treasury Bond:
     total market value
     $2,274,368)                   2,205             2,205

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] EQUITY INCOME PORTFOLIO (CONCLUDED)


                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $2,205)                                 $  2,205
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $79,003)                                $102,738
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.0%          $    (31)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 8,315,685 outstanding shares
   of beneficial interest                           70,001
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 289,461 outstanding shares
   of beneficial interest                            3,547
Distribution in excess of net investment income         (2)
Accumulated net realized gain on investments         5,426
Net unrealized appreciation on investments          23,735
================================================================================
TOTAL NET ASSETS-- 100.0%                         $102,707
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $11.94
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $11.93
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($11.93 / 95.25%) (B)            $12.52
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998.
(B) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED
    AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[ARROW] ARK FUNDS: VALUE EQUITY PORTFOLIO

[Pie Chart Omitted.]

Repurchase Agreement -- 3%
Miscellaneous Business -- 6%
Retail -- 7%
Consumer Products -- 9%
Chemicals & Drugs -- 10%
Oil-Energy -- 10%
Technology -- 17%
Miscellaneous -- 14%
Financial -- 13%
Durable Goods -- 11%
% of Total Portfolio Investments


                                                 MARKET
DESCRIPTION                    SHARES            VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE & DEFENSE -- 3.8%
    LOCKHEED MARTIN               75,537           $ 8,413
    NORTHROP GRUMMAN             100,000             7,975
    RAYTHEON COMPANY, CL B       100,000             5,806
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                      $22,194
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.9%
    VF                           123,600             5,168
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                         $ 5,168
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 3.0%
    CHRYSLER                     149,500             7,195
    DANA                          87,632             3,664
    TRW                          108,600             6,183
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $17,042
--------------------------------------------------------------------------------
    BANKS -- 3.9%
    BANK ONE                     152,020             7,430
    CHASE MANHATTAN              100,000             5,681
    CRESTAR FINANCIAL             20,000             1,317
    NORWEST                      220,000             8,181
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $22,609
--------------------------------------------------------------------------------
    CHEMICALS -- 1.8%
    MONSANTO                     100,000             4,062
    PPG INDUSTRIES               107,800             6,165
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $10,227
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.2%
    GTE                          117,500             6,896
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $ 6,896
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.5%
    CISCO SYSTEMS*                10,000               630
    COMPAQ COMPUTER              349,100            11,040
    DELL COMPUTER*               118,400             7,755
    HEWLETT PACKARD               85,000             5,116
    IBM                           50,000             7,422
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $31,963
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 1.0%
    NEWELL                       135,000             5,940
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                   $ 5,940
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 8.0%
    ABBOTT LABORATORIES          176,800          $  8,299
    AMERICAN HOME PRODUCTS       175,000             8,531
    AMGEN*                       178,300            14,008
    BRISTOL-MYERS SQUIBB           9,000               995
    ELI LILLY                     22,056             1,785
    MERCK                         15,000             2,029
    MYLAN LABORATORIES           300,000            10,331
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $45,978
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 2.2%
    DUKE ENERGY                   75,000             4,852
    GENERAL ELECTRIC              89,800             7,857
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $12,709
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 0.3%
    CARNIVAL, CL A                20,000               647
    WALT DISNEY                   28,500               768
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 1,415
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 6.7%
    CIT GROUP, CL A              200,000             5,462
    CITIGROUP                    215,400            10,137
    FANNIE MAE                   134,800             9,546
    J.P. MORGAN                   40,000             3,770
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     25,000             1,619
    WADDELL & REED
     FINANCIAL, CL A             400,000             8,375
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $38,909
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 6.3%
    ANHEUSER BUSCH               200,000            11,887
    H.J. HEINZ                    62,600             3,639
    MCCORMICK                    125,000             3,883
    PEPSICO                      200,000             6,750
    SARA LEE                      67,600             4,035
    UNILEVER NV                   83,800             6,306
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $36,500
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 2.1%
    AGL RESOURCES                 75,600             1,583
    EL PASO ENERGY               105,212             3,728
    QUESTAR                      337,800             6,650
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                          $11,961
--------------------------------------------------------------------------------
    GLASS PRODUCTS -- 0.6%
    CORNING                      100,000             3,631
--------------------------------------------------------------------------------
    TOTAL GLASS PRODUCTS                           $ 3,631
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 1.7%
    COLGATE-PALMOLIVE             93,800             8,290
    PROCTER & GAMBLE              14,000             1,244
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 9,534
--------------------------------------------------------------------------------
    INSURANCE -- 2.1%
    ALLSTATE                      85,000             3,660
    AMERICAN INTERNATIONAL GROUP  21,000             1,790
    CIGNA                         94,500             6,893
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $12,343
--------------------------------------------------------------------------------


                                                 MARKET
DESCRIPTION                    SHARES            VALUE (000)
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.8%
    WEYERHAEUSER                 101,500           $ 4,751
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                   $ 4,751
--------------------------------------------------------------------------------
    MACHINERY -- 3.6%
    APPLIED MATERIALS*           100,000             3,469
    EMERSON ELECTRIC              74,100             4,891
    INGERSOLL RAND               180,600             9,120
    PARKER-HANNIFIN              100,000             3,575
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $21,055
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 2.0%
    HONEYWELL                     85,600             6,837
    MALLINCKRODT                 175,000             4,987
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                        $11,824
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 6.1%
    BAXTER INTERNATIONAL         108,600             6,509
    BECTON DICKINSON             296,000            12,469
    JOHNSON & JOHNSON            126,000            10,269
    MEDTRONIC                     91,400             5,941
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $35,188
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.1%
    COMPUTER ASSOCIATES
     INTERNATIONAL               100,000             3,937
    FIRST DATA                   200,000             5,300
    STERLING SOFTWARE*           105,000             2,750
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $11,987
--------------------------------------------------------------------------------
    OFFICE PRODUCTS & SUPPLIES -- 0.9%
    JOHNSON CONTROLS              92,600             5,209
--------------------------------------------------------------------------------
    TOTAL OFFICE PRODUCTS & SUPPLIES               $ 5,209
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.8%
    KIMBERLY-CLARK               100,000             4,825
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                   $ 4,825
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 2.3%
    ATLANTIC RICHFIELD           100,000             6,888
    PHILLIPS PETROLEUM           152,100             6,578
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $13,466
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 5.8%
    AMOCO                        161,800             9,081
    CHEVRON                       84,400             6,879
    MOBIL                        104,900             7,940
    SUN                          140,000             4,804
    UNOCAL                       144,000             4,887
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $33,591
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.9%
    XEROX                        115,000            11,141
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES        $11,141
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.9%
    HALLIBURTON                  150,400             5,405
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $ 5,405
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] VALUE EQUITY PORTFOLIO (CONCLUDED)


                               SHARES/PRINCIPAL  MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    RAILROADS -- 0.7%
    BURLINGTON NORTHERN SANTA FE 127,500          $  3,937
--------------------------------------------------------------------------------
    TOTAL RAILROADS                               $  3,937
--------------------------------------------------------------------------------
    RETAIL -- 6.5%
    ALBERTSON'S                  100,000             5,556
    J.C. PENNEY                  107,900             5,125
    LOWE'S                       200,000             6,738
    MAY DEPARTMENT STORES         58,600             3,575
    MCDONALD'S                    95,600             6,393
    RITE AID                     255,000            10,120
--------------------------------------------------------------------------------
    TOTAL RETAIL                                  $ 37,507
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.9%
    GOODYEAR TIRE & RUBBER       100,000             5,388
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                         $ 5,388
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 3.5%
    INTEL                        160,000            14,270
    ROCKWELL INTERNATIONAL       150,000             6,159
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $ 20,429
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 5.5%
    BELLSOUTH                    127,000            10,136
    SBC COMMUNICATIONS           234,400            10,856
    SPRINT                        80,700             6,194
    US WEST                       84,700             4,860
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 32,046
--------------------------------------------------------------------------------
    WHOLESALE -- 1.5%
    MOTOROLA                     161,000             8,372
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                               $  8,372
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $380,680)                               $561,140
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 0.3%
    ROYAL BANK OF CANADA, YB (A)
       5.055%, 07/13/99           $2,000             1,999
--------------------------------------------------------------------------------
TOTAL CERTIFICATE OF DEPOSIT
    (Cost $1,998)                                 $  1,999
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $16,123,111 (collateralized by
     U.S. Treasury Bond:
     total market value
     $16,535,038)                 16,116            16,116
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $16,116)                                $ 16,116
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $398,794)                               $579,255
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.0%          $     43
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 41,263,660 outstanding shares
   of beneficial interest                         $362,725
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 132,743 outstanding shares
   of beneficial interest                            1,929
Portfolio Shares of Retail Class B
    (unlimited authorization --  no par value)
    based on 592 outstanding shares
    of beneficial interest                               8
Undistributed net investment income                     98
Accumulated net realized gain on investments        34,077
Net unrealized appreciation on investments         180,461
================================================================================
TOTAL NET ASSETS-- 100.0%                         $579,298
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $13.99
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $13.98
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($13.98 O 95.25%) (B)            $14.68
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B (C)            $13.98
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998.
(B) EFFECTIVE APRIL 1, 1998, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
(C) RETAIL CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE NOTES TO THE FINANCIALS.
CL -- CLASS
YB -- YANKEE BOND
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: EQUITY INDEX PORTFOLIO

[Pie Chart Omitted.]

Cash Equivalent -- 3%
Durable Goods -- 4%
Retail -- 6%
Miscellaneous -- 8%
Oil-Energy -- 8%
Chemicals & Drugs -- 11%
Healthcare -- 3%
Technology -- 22%
Consumer Products -- 19%
Financial -- 16%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
    AEROSPACE & DEFENSE -- 0.5%
    LOCKHEED MARTIN                1,395              $155
    NORTHROP GRUMMAN                 420                34
    RAYTHEON COMPANY, CL B         2,430               141
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                         $330
--------------------------------------------------------------------------------
    AGRICULTURE -- 0.1%
    PIONEER HI BRED INTERNATIONAL  1,795                50
--------------------------------------------------------------------------------
    TOTAL AGRICULTURE                                 $ 50
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.5%
    AMR*                           1,370                92
    DELTA AIR LINES                  455                48
    FDX*                           1,096                58
    SOUTHWEST AIRLINES             2,432                52
    US AIR GROUP*                    635                36
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                          $286
--------------------------------------------------------------------------------
    AIRCRAFT -- 1.0%
    ALLIEDSIGNAL                   4,035               157
    BOEING                         7,130               267
    GENERAL DYNAMICS                 960                57
    UNITED TECHNOLOGIES            1,680               160
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                    $641
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.1%
    FRUIT OF THE LOOM*               220                 3
    LIZ CLAIBORNE                    320                 9
    RUSSELL                          110                 3
    SPRINGS INDUSTRIES, CL A          60                 2
    VF                               590                25
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                            $ 42
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 1.4%
    CHRYSLER                       4,530               218
    DANA                           1,031                43
    EATON                            370                25
    FORD MOTOR                     8,865               481
    GENUINE PARTS                  1,310                41
    NAVISTAR INTERNATIONAL*          220                 5
    PACCAR                           370                16
    TRW                              895                51
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                  $880
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    BANKS -- 7.1%
    BANK OF NEW YORK               5,360            $  169
    BANK ONE                       8,313               406
    BANKAMERICA                   12,510               719
    BANKBOSTON                     2,105                77
    BANKERS TRUST NEW YORK           565                35
    BB&T                           1,710                61
    CHASE MANHATTAN                5,990               340
    COMERICA                         932                60
    FIFTH THIRD BANCORP            1,945               129
    FIRST UNION                    6,839               397
    FLEET FINANCIAL GROUP          3,990               159
    GOLDEN WEST FINANCIAL            275                25
    HUNTINGTON BANCSHARES          1,556                45
    KEYCORP                        3,195                97
    MELLON BANK                    1,855               112
    MERCANTILE BANCORPORATION        930                42
    NATIONAL CITY                  2,360               152
    NORTHERN TRUST                   860                63
    NORWEST                        5,345               199
    PNC                            2,215               111
    PROVIDIAN FINANCIAL              705                56
    REGIONS FINANCIAL              1,520                56
    REPUBLIC NEW YORK                730                31
    STATE STREET                     970                61
    SUMMIT BANCORP                 1,080                41
    SUNTRUST BANKS                 1,550               108
    SYNOVUS FINANCIAL              1,942                45
    U.S. BANCORP                   5,235               191
    UNION PLANTERS                 1,000                46
    WACHOVIA                       1,490               135
    WASHINGTON MUTUAL              4,256               159
    WELLS FARGO                      665               246
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,573
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 0.1%
    ALBERTO-CULVER, CL B             170                 5
    AVON PRODUCTS                  1,560                62
    INTERNATIONAL FLAVORS &
     FRAGRANCES                      585                22
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                           $   89
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 1.0%
    CBS                            5,150               144
    CLEAR CHANNEL COMMUNICATIONS*  1,810                82
    COMCAST, CL A SPECIAL          2,650               131
    INTERPUBLIC GROUP                800                47
    MEDIAONE GROUP*                4,270               181
    OMNICOM GROUP                  1,025                51
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $  636
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.0%
    CENTEX                           180                 6
    FLUOR                            405                16
    FOSTER WHEELER                   120                 2
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $   24
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] EQUITY INDEX  PORTFOLIO (CONTINUED)


                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES -- 0.0%
    ARMSTRONG WORLD INDUSTRIES       195            $   12
    MCDERMOTT INTERNATIONAL          160                 5
    OWENS CORNING                    160                 6
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES          $   23
--------------------------------------------------------------------------------
    CHEMICALS -- 1.6%
    AIR PRODUCTS & CHEMICALS       1,700                64
    AVERY DENNISON                   690                29
    B.F. GOODRICH                    260                 9
    E.I. DU PONT DE NEMOURS        8,315               478
    EASTMAN CHEMICAL                 380                22
    FMC*                             110                 6
    GREAT LAKES CHEMICAL             290                12
    HERCULES                         375                13
    MONSANTO                       4,240               172
    MORTON INTERNATIONAL             530                13
    NALCO CHEMICAL                   200                 6
    PPG INDUSTRIES                 1,290                74
    PRAXAIR                        1,155                47
    ROHM & HAAS                    1,185                40
    UNION CARBIDE                    795                31
    W.R. GRACE & COMPANY*            360                 6
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $1,022
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.4%
    3COM*                          2,585                93
    ANDREW*                          270                 4
    ASCEND COMMUNICATIONS*         1,400                68
    GENERAL INSTRUMENT*              710                18
    GTE                            6,785               398
    HARRIS                           385                14
    ITT INDUSTRIES                   570                20
    NORTHERN TELECOM               4,496               193
    SCIENTIFIC-ATLANTA               230                 3
    TELLABS*                       1,430                79
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $  890
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 3.0%
    MICROSOFT*                    18,055             1,912
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,912
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.2%
    APPLE COMPUTER*                  670                25
    CERIDIAN*                        370                21
    CISCO SYSTEMS*                11,385               717
    COMPAQ COMPUTER               12,221               387
    DATA GENERAL*                    140                 2
    DELL COMPUTER*                 9,270               607
    EMC*                           3,525               227
    GATEWAY 2000*                  1,150                64
    HEWLETT PACKARD                7,570               456
    IBM                            6,810             1,011
    MINNESOTA MINING &
     MANUFACTURING                 2,885               231

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    SEAGATE TECHNOLOGY*            1,780            $   47
    SILICON GRAPHICS*                900                10
    SUN MICROSYSTEMS*              2,720               158
    UNISYS*                        1,870                50
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $4,013
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.2%
    BALL                              90                 4
    CROWN CORK & SEAL                620                20
    NEWELL                         1,170                51
    OWENS-ILLINOIS*                  925                28
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                    $  103
--------------------------------------------------------------------------------
    DRUGS -- 9.4%
    ABBOTT LABORATORIES           11,340               532
    ALLERGAN                         390                24
    ALZA*                            410                20
    AMERICAN HOME PRODUCTS         9,640               470
    AMGEN*                         1,835               144
    BRISTOL-MYERS SQUIBB           7,300               807
    ELI LILLY                      8,035               650
    MERCK                          8,685             1,175
    MILLIPORE                        130                 3
    PFIZER                         9,575             1,028
    PHARMACIA & UPJOHN             3,750               199
    SCHERING PLOUGH                5,385               554
    SIGMA ALDRICH                    485                15
    WARNER LAMBERT                 5,820               456
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $6,077
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 5.7%
    AES*                           1,300                53
    AMEREN                         1,010                40
    AMERICAN ELECTRIC POWER        1,415                69
    BALTIMORE GAS & ELECTRIC         705                22
    CAROLINA POWER & LIGHT         1,125                52
    CENTRAL & SOUTH WEST           1,570                44
    CINERGY                        1,160                40
    CONSOLIDATED EDISON            1,735                87
    DOMINION RESOURCES             1,145                53
    DTE ENERGY                     1,045                45
    DUKE ENERGY                    2,575               167
    EDISON INTERNATIONAL           2,245                59
    ENTERGY                        1,815                52
    FIRSTENERGY                    1,660                50
    FPL GROUP                      1,360                85
    GENERAL ELECTRIC              23,840             2,086
    GPU                              975                42
    HOUSTON INDUSTRIES             1,760                55
    NORTHERN STATES POWER            710                19
    PP&L RESOURCES                   790                21
    PACIFICORP                     2,165                41
    PG&E                           2,730                83
    PUBLIC SERVICE ENTERPRISE
      GROUP                        1,410               54
    SEMPRA ENERGY                  1,401                36
    SOUTHERN                       5,010               141

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    TEXAS UTILITIES                2,015            $   88
    UNICOM                         1,595                60
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                       $3,644
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.5%
    KING WORLD PRODUCTIONS*          220                 6
    MIRAGE RESORTS*                  855                14
    TIME WARNER                    4,420               410
    VIACOM, CL B*                  2,545               152
    WALT DISNEY                   15,180               409
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $  991
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 0.4%
    BROWNING-FERRIS INDUSTRIES       945                34
    LAIDLAW                        1,585                15
    WASTE MANAGEMENT               3,976               179
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  228
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 5.0%
    AMERICAN EXPRESS               3,285               290
    ASSOCIATES FIRST CAPITAL       2,460               173
    BEAR STEARNS                     685                24
    CAPITAL ONE FINANCIAL            380                39
    CHARLES SCHWAB                 1,965                94
    CITIGROUP                     16,424               773
    COUNTRYWIDE CREDIT INDUSTRIES    515                22
    EQUIFAX                          725                28
    FANNIE MAE                     7,615               539
    FREDDIE MAC                    4,785               275
    FRANKLIN RESOURCES             1,500                57
    HOUSEHOLD INTERNATIONAL        3,508               128
    J.P. MORGAN                    1,290               122
    LEHMAN BROTHERS HOLDINGS         605                23
    MBNA                           5,430               124
    MERRILL LYNCH                  2,460               146
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                      4,250               275
    SLM HOLDING                      985                39
    TEXTRON                          985                73
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $3,244
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 7.2%
    ADOLPH COORS, CL B               110                 6
    ANHEUSER BUSCH                 3,490               207
    ARCHER-DANIELS-MIDLAND         4,386                73
    BESTFOODS                      2,085               114
    BROWN-FORMAN, CL B               330                22
    CAMPBELL SOUP                  3,290               175
    COCA-COLA                     18,090             1,223
    COCA-COLA ENTERPRISES          3,000               108
    CONAGRA                        3,430               104
    FORTUNE BRANDS                   825                27
    GENERAL MILLS                    950                70
    H.J. HEINZ                     2,610               152

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    HERSHEY FOODS                  1,085            $   74
    KELLOGG                        2,975                98
    PEPSICO                       10,470               353
    PHILIP MORRIS                 17,555               898
    QUAKER OATS                    1,010                60
    RALSTON PURINA GROUP           2,325                78
    RJR NABISCO HOLDINGS           2,000                57
    SARA LEE                       3,335               199
    SEAGRAM                        2,480                82
    UNILEVER NV                    4,530               341
    UST                            1,365                46
    WM. WRIGLEY, JR.                 705                57
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $4,624
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 0.5%
    COLUMBIA GAS SYSTEMS             397                23
    CONSOLIDATED NATURAL GAS         460                24
    EASTERN ENTERPRISES               60                 2
    ENRON                          2,385               126
    NICOR                            140                 6
    ONEOK                             80                 3
    PEOPLES ENERGY                   100                 4
    SONAT                            530                16
    WILLIAMS                       3,075                84
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $  288
--------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.1%
    NIAGARA MOHAWK POWER*          1,130                17
    ORYX ENERGY*                     310                 4
    PECO ENERGY                    1,640                63
--------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                         $   84
--------------------------------------------------------------------------------
    GLASS PRODUCTS -- 0.1%
    CORNING                        1,365                50
--------------------------------------------------------------------------------
    TOTAL GLASS PRODUCTS                            $   50
--------------------------------------------------------------------------------
    HOME APPLIANCES -- 0.0%
    NATIONAL SERVICE INDUSTRIES      130                 5
    SHERWIN-WILLIAMS                 835                21
--------------------------------------------------------------------------------
    TOTAL HOME APPLIANCES                           $   26
--------------------------------------------------------------------------------
    HOME BUILDERS -- 0.0%
    PULTE                            120                 3
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                             $    3
--------------------------------------------------------------------------------
    HOTELS & LODGING -- 0.1%
    HARRAH'S ENTERTAINMENT*          300                 4
    HILTON HOTELS                  1,195                24
    MARRIOTT INTERNATIONAL, CL A*  1,855                50
--------------------------------------------------------------------------------
    TOTAL HOTELS & LODGING                          $   78
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.6%
    CLOROX                           620                68
    COLGATE-PALMOLIVE              2,090               185
    GILLETTE                       7,910               355
    ILLINOIS TOOL WORKS            1,780               114
    MAYTAG                           460                23
    PROCTER & GAMBLE               9,680               860

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] EQUITY INDEX PORTFOLIO (CONTINUED)

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    RAYCHEM                          415            $   13
    SNAP-ON TOOLS                    180                 6
    STANLEY WORKS                    425                13
    WHIRLPOOL                        360                18
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $1,655
--------------------------------------------------------------------------------
    INSURANCE -- 4.0%
    AETNA                          1,060                79
    ALLSTATE                       5,910               255
    AMERICAN GENERAL               1,815               124
    AMERICAN INTERNATIONAL GROUP   7,710               657
    AON                            1,220                76
    CHUBB                          1,205                74
    CIGNA                          1,600               117
    CINCINNATI FINANCIAL           1,095                41
    CONSECO                        2,260                78
    GENERAL RE                       575               126
    HARTFORD FINANCIAL SERVICES
     GROUP                         1,720                91
    HUMANA*                          790                15
    JEFFERSON-PILOT                  817                50
    LINCOLN NATIONAL                 640                49
    LOEWS                            850                80
    MARSH & MCLENNAN               1,857               103
    MBIA                             580                35
    MGIC INVESTMENT                  545                21
    PROGRESSIVE                      445                66
    PROVIDENT                      1,000                29
    SAFECO                         1,025                44
    ST. PAUL                       1,354                45
    SUNAMERICA                     1,405                99
    TORCHMARK                      1,025                45
    TRANSAMERICA                     405                42
    UNITED HEALTHCARE              1,425                62
    UNUM                           1,015                45
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,548
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.2%
    PITNEY BOWES                   1,970               108
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $  108
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.1%
    HASBRO                           605                21
    JOSTENS                          120                 3
    MATTEL                         1,790                64
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $   88
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.1%
    GEORGIA-PACIFIC                  445                23
    LOUISIANA-PACIFIC                320                 6
    WEYERHAEUSER                   1,180                55
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                    $   84
--------------------------------------------------------------------------------
    MACHINERY -- 1.6%
    AEROQUIP-VICKERS                  80                 3
    APPLIED MATERIALS*             2,610                91

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    BAKER HUGHES                   2,320            $   51
    BLACK & DECKER                   455                24
    BRIGGS & STRATTON                 80                 4
    BRUNSWICK                        480                 9
    CASE                             365                 8
    CATERPILLAR                    2,660               120
    CRANE                            210                 6
    CUMMINS ENGINE                   110                 4
    DEERE                          1,480                52
    DOVER                          1,610                51
    EMERSON ELECTRIC               3,110               205
    HARNISCHFEGER INDUSTRIES         150                 1
    INGERSOLL RAND                 1,200                61
    MILACRON                         120                 2
    NACCO INDUSTRIES, CL A            50                 5
    PALL                             380                10
    PARKER-HANNIFIN                  540                19
    TENNECO                        1,265                38
    TIMKEN                           190                 3
    TYCO INTERNATIONAL LIMITED     4,477               277
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $1,044
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.2%
    HONEYWELL                        760                61
    KLA-TENCOR*                      410                15
    MALLINCKRODT                     220                 6
    PERKIN ELMER                     235                20
    TEKTRONIX                        150                 3
    THERMO ELECTRON*                 730                15
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $  120
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.5%
    BAUSCH & LOMB                    160                 7
    BAXTER INTERNATIONAL           2,045               123
    BECTON DICKINSON               1,805                76
    BIOMET                           535                18
    BOSTON SCIENTIFIC*             1,405                76
    C.R. BARD                        170                 7
    COLUMBIA/HCA HEALTHCARE        4,610                97
    GUIDANT                        1,110                85
    HCR MANOR CARE*                  790                26
    HEALTHSOUTH REHABILITATION*    3,110                38
    JOHNSON & JOHNSON              9,720               792
    MEDTRONIC                      3,320               216
    ST. JUDE MEDICAL                 440                12
    TENET HEALTHCARE*              2,265                63
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $1,636
--------------------------------------------------------------------------------
    METALS & MINING -- 0.1%
    CYPRUS AMAX MINERALS             280                 3
    FREEPORT-MCMORAN COPPER
     & GOLD, CL B                    930                11
    PHELPS DODGE                     285                16
    REYNOLDS METALS                  355                21
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $   51
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                                                  MARKET
DESCRIPTION                         SHARES        VALUE (000)
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 1.9%
    ADOBE SYSTEMS                    350            $   13
    AUTODESK                         140                 4
    AUTOMATIC DATA PROCESSING      2,160               168
    BMC SOFTWARE*                  1,600                77
    CABLETRON SYSTEMS*               470                 5
    CENDANT*                       6,116                70
    COMPUTER ASSOCIATES
     INTERNATIONAL                 3,917               154
    COMPUTER SCIENCES*             1,170                62
    DELUXE                           240                 8
    ECOLAB                           620                19
    ELECTRONIC DATA SYSTEMS        3,525               143
    FIRST DATA                     3,295                87
    HBO                            3,140                82
    NOVELL*                        2,605                39
    ORACLE SYSTEMS*                6,965               206
    PARAMETRIC TECHNOLOGY*         1,520                25
    PEOPLESOFT*                    2,000                42
    SHARED MEDICAL SYSTEMS            70                 4
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $1,208
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES-- 0.1%
    H&R BLOCK                        500                22
    SERVICE INTERNATIONAL          1,880                67
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES           $   89
--------------------------------------------------------------------------------
    MISCELLANEOUS TRANSPORTATION-- 0.0%
    FLEETWOOD ENTERPRISES            110                 4
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS TRANSPORTATION              $    4
--------------------------------------------------------------------------------
    OFFICE PRODUCTS & SUPPLIES -- 0.1%
    IKON OFFICE SOLUTIONS            640                 6
    JOHNSON CONTROLS                 400                23
--------------------------------------------------------------------------------
    TOTAL OFFICE PRODUCTS & SUPPLIES                $   29
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.7%
    BEMIS                            160                 6
    BOISE CASCADE                    160                 4
    CHAMPION INTERNATIONAL           465                15
    FORT JAMES                     1,230                50
    INTERNATIONAL PAPER            2,245               104
    KIMBERLY-CLARK                 3,980               192
    MEAD                             505                16
    POTLATCH                          90                 3
    STONE CONTAINER                  290                 3
    TEMPLE-INLAND                    275                13
    UNION CAMP                       335                14
    WESTVACO                         490                12
    WILLAMETTE INDUSTRIES            535                17
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                    $  449
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.1%
    ANADARKO PETROLEUM               580                20
    APACHE                           460                13
    ATLANTIC RICHFIELD             2,295               158
    BURLINGTON RESOURCES           1,292                53

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    HELMERICH & PAYNE                140            $    3
    KERR-MCGEE                       230                 9
    OCCIDENTAL PETROLEUM           2,655                53
    PHILLIPS PETROLEUM             1,910                83
    ROWAN*                           260                 4
    SCHLUMBERGER                   3,940               207
    UNION PACIFIC RESOURCES GROUP  1,225                16
    USX-MARATHON GROUP             2,130                70
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $  689
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 5.7%
    AMERADA HESS                     445                25
    AMOCO                          7,030               395
    ASHLAND                          360                17
    CHEVRON                        4,790               390
    COASTAL                        1,560                55
    EXXON                         17,880             1,274
    MOBIL                          5,765               436
    PENNZOIL                         230                 8
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              15,665               772
    SUN                              345                12
    TEXACO                         3,820               227
    UNOCAL                         1,455                49
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $3,660
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 0.6%
    EASTMAN KODAK                  2,310               179
    POLAROID                         140                 4
    XEROX                          2,340               227
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES         $  410
--------------------------------------------------------------------------------
    PRECIOUS METALS -- 0.2%
    BARRICK GOLD                   2,780                59
    BATTLE MOUNTAIN GOLD             680                 4
    HOMESTAKE MINING               1,540                18
    NEWMONT MINING                   840                18
    PLACER DOME GROUP              1,155                18
--------------------------------------------------------------------------------
    TOTAL PRECIOUS METALS                           $  117
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 0.6%
    AMERICAN GREETINGS, CL A         355                14
    DOW JONES                        465                21
    GANNETT                        2,040               126
    KNIGHT-RIDDER                    405                21
    MCGRAW-HILL                      625                56
    MEREDITH                         160                 6
    MOORE                            260                 3
    NEW YORK TIMES, CL A           1,420                40
    R.R. DONNELLEY & SONS            705                30
    TIMES MIRROR, CL A               525                29
    TRIBUNE                          940                54
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                     $  400
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.4%
    DUN & BRADSTREET*                815                23
    EG & G                           140                 4

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] EQUITY INDEX PORTFOLIO (CONCLUDED)


                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    HALLIBURTON                    3,190            $  115
    IMS HEALTH*                    1,225                81
    PAYCHEX                        1,100                55
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                     $  278
--------------------------------------------------------------------------------
    RAILROADS -- 0.5%
    BURLINGTON NORTHERN SANTA FE   3,470               107
    CSX                            1,295                51
    NORFOLK SOUTHERN               2,775                91
    UNION PACIFIC                  1,820                87
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                 $  336
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUST-- 0.0%
    KAUFMAN & BROAD HOME             120                 3
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUST              $    3
--------------------------------------------------------------------------------
    REPAIR SERVICES -- 0.0%
    RYDER SYSTEM                     370                 9
--------------------------------------------------------------------------------
    TOTAL REPAIR SERVICES                           $    9
--------------------------------------------------------------------------------
    RETAIL -- 6.2%
    ALBERTSON'S                    1,810               101
    AMERICAN STORES                1,655                54
    AUTOZONE*                        720                19
    CIRCUIT CITY STORES              475                17
    CONSOLIDATED STORES*             540                 9
    COSTCO*                        1,565                89
    CVS                            2,760               126
    DARDEN RESTAURANTS               450                 7
    DAYTON HUDSON                  3,135               133
    DILLARD'S, CL A                  530                16
    DOLLAR GENERAL                 1,068                26
    FEDERATED DEPARTMENT STORES*   1,550                60
    FRED MEYER*                    1,000                53
    GAP                            2,787               168
    GREAT ATLANTIC & PACIFIC TEA     110                 3
    HARCOURT GENERAL                 340                17
    HOME DEPOT                    10,770               469
    J.C. PENNEY                    1,830                87
    KMART*                         2,880                41
    KOHL'S*                        1,175                56
    KROGER*                        1,870               104
    LIMITED                        1,300                33
    LONGS DRUG STORES                120                 5
    LOWE'S                         2,520                85
    MAY DEPARTMENT STORES          1,665               102
    MCDONALD'S                     4,855               325
    NORDSTROM                        750                20
    PEP BOYS - MANNY MOE & JACK      190                 3
    RITE AID                       1,890                75
    SEARS ROEBUCK                  2,805               126
    STAPLES*                       2,000                65
    TANDY                            650                32
    TJX                            2,320                44
    TOYS "R" US*                   1,365                27

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    TRICON GLOBAL RESTAURANTS*     1,132            $   49
    VENATOR GROUP*                   650                 5
    WAL-MART STORES               16,180             1,116
    WALGREEN                       3,575               174
    WENDY'S INTERNATIONAL            635                13
    WINN DIXIE STORES              1,120                38
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $3,992
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.6%
    COOPER TIRE & RUBBER             230                 4
    DOW CHEMICAL                   1,625               152
    GOODYEAR TIRE & RUBBER         1,145                62
    NIKE                           2,115                92
    REEBOK INTERNATIONAL             170                 3
    RUBBERMAID                       715                24
    SEALED AIR*                      632                22
    TUPPERWARE                       180                 3
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                          $  362
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 2.3%
    ADVANCED MICRO DEVICES*          750                17
    AMP                            1,300                53
    INTEL                         12,275             1,095
    LSI LOGIC*                       680                10
    MICRON TECHNOLOGY              1,570                60
    NATIONAL SEMICONDUCTOR*          585                 7
    ROCKWELL INTERNATIONAL         1,190                49
    TEXAS INSTRUMENTS              2,795               179
    THOMAS & BETTS                   265                12
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $1,482
--------------------------------------------------------------------------------
    SPECIALTY CONSTRUCTION -- 0.1%
    MASCO                          1,980                56
--------------------------------------------------------------------------------
    TOTAL SPECIALTY CONSTRUCTION                    $   56
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.0%
    COOPER INDUSTRIES                585                26
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                       $   26
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.3%
    ALCAN ALUMINUM                 1,095                28
    ALLEGHENY TELEDYNE               830                17
    ALUMINUM COMPANY OF AMERICA    1,375               109
    ARMCO*                           320                 2
    ASARCO                           120                 3
    BETHLEHEM STEEL*                 330                 3
    ENGELHARD                        430                 9
    INCO                             805                 9
    NUCOR                            420                19
    USX-U.S. STEEL GROUP             415                10
    WORTHINGTON INDUSTRIES           290                 4
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                       $  213
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 8.6%
    AIRTOUCH COMMUNICATIONS*       4,020               225
    ALLTEL                         1,985                93
    AMERITECH                      8,065               435

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                              SHARES/PRINCIPAL   MARKET
DESCRIPTION                   AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    AT&T                          13,080           $   814
    BELL ATLANTIC                 11,390               605
    BELLSOUTH                      7,285               581
    FRONTIER                         785                24
    LUCENT TECHNOLOGIES            9,630               772
    MCI WORLDCOM*                 12,982               717
    NEXTEL COMMUNICATIONS, CL A*   1,620                29
    SBC COMMUNICATIONS            14,250               660
    SPRINT                         3,035               233
    TELE-COMMUNICATIONS, CL A*     3,620               153
    US WEST                        3,532               203
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 5,544
--------------------------------------------------------------------------------
    WHOLESALE -- 1.1%
    CARDINAL HEALTH                  850                80
    GENERAL MOTORS                 4,720               298
    MOTOROLA                       4,215               219
    SUPERVALU                        580                14
    SYSCO                          2,440                66
    W.W. GRAINGER                    480                22
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $   699
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $57,030)                                 $62,240
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 2.7%
    S&P 500 DEPOSITORY RECEIPT        15             1,702
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $1,534)                                  $ 1,702
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $281,900 (collateralized by
     U.S. Treasury Bond:
     total market value
     $287,587)                      $282           $   282
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $282)                                    $   282
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
    (Cost $58,846)                                 $64,224
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.2%           $   139
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 5,394,606 outstanding shares
   of beneficial interest                          $56,357
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 188,200 outstanding shares
   of beneficial interest                            2,066
Undistributed net investment income                     42
Accumulated net realized gain on investments           520
Net unrealized appreciation on investments           5,378
================================================================================
TOTAL NET ASSETS-- 100.0%                          $64,363
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $11.53
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $11.51
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($11.51 / 95.25%) (A)            $12.08
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: BLUE CHIP EQUITY PORTFOLIO

[Pie Chart Omitted.]

Retail -- 4%
Repurchase Agreement -- 4%
Miscellaneous -- 5%
Consumer Non-Durables -- 9%
Oil-Energy -- 10%
Chemicals & Drugs -- 12%
Transportation -- 5%
Consumer Products -- 20%
Financial -- 16%
Technology -- 15%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.1%
    AEROSPACE & DEFENSE -- 2.9%
    LOCKHEED MARTIN               35,000           $ 3,898
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                      $ 3,898
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 2.9%
    FORD MOTOR                    70,000             3,797
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 3,797
--------------------------------------------------------------------------------
    BANKS -- 5.2%
    CHASE MANHATTAN               65,000             3,693
    NORWEST                       87,000             3,235
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 6,928
--------------------------------------------------------------------------------
    CHEMICALS -- 2.2%
    E.I. DU PONT DE NEMOURS       50,000             2,875
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $ 2,875
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 1.9%
    PHILIPS ELECTRONICS, ADR      45,000             2,469
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $ 2,469
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 1.4%
    MICROSOFT*                    17,000             1,800
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $ 1,800
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 2.2%
    COMPAQ COMPUTER               92,000             2,909
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $ 2,909
--------------------------------------------------------------------------------
    DRUGS -- 10.2%
    ABBOTT LABORATORIES           80,000             3,755
    AMGEN*                        50,000             3,928
    MERCK                         27,000             3,652
    PFIZER                        20,000             2,146
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $13,481
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 3.0%
    GENERAL ELECTRIC              45,000             3,937
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                     $ 3,937
--------------------------------------------------------------------------------
    ENERGY -- 2.0%
    HALLIBURTON                   75,000             2,695
--------------------------------------------------------------------------------
    TOTAL ENERGY                                   $ 2,695
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.0%
    WALT DISNEY                  100,000           $ 2,694

--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 2,694
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 7.9%
    ASSOCIATES FIRST CAPITAL      55,000             3,877
    CIT GROUP, CL A              120,000             3,277
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     50,000             3,238
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $10,392
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 12.4%
    BESTFOODS                     55,000             2,998
    COCA-COLA                     32,000             2,164
    PEPSICO                       95,000             3,206
    PHILIP MORRIS                 85,000             4,346
    RALSTON PURINA GROUP         110,000             3,671
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $16,385
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.7%
    PROCTER & GAMBLE              40,000             3,555
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 3,555
--------------------------------------------------------------------------------
    INSURANCE -- 2.6%
    AMERICAN INTERNATIONAL GROUP  40,000             3,410
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 3,410
--------------------------------------------------------------------------------
    MACHINERY -- 2.9%
    INGERSOLL RAND                77,000             3,889
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $ 3,889
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 2.8%
    JOHNSON & JOHNSON             46,000             3,749
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 3,749
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 7.5%
    CHEVRON                       40,000             3,260
    EXXON                         45,000             3,206
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              70,000             3,448
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $ 9,914
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.8%
    XEROX                         25,000             2,422
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES        $ 2,422
--------------------------------------------------------------------------------
    RAILROADS -- 2.1%
    NORFOLK SOUTHERN              85,000             2,800
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $ 2,800
--------------------------------------------------------------------------------
    RETAIL -- 4.1%
    DAYTON HUDSON                 50,000             2,119
    HOME DEPOT                    75,000             3,263
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 5,382
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 2.3%
    INTEL                         35,000             3,122
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 3,122
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                             SHARES/PRINCIPAL     MARKET
DESCRIPTION                  AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 2.7%
    ALUMINUM COMPANY
     OF AMERICA                   45,000          $  3,566
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                     $  3,566
--------------------------------------------------------------------------------
    TECHNOLOGY -- 2.3%
    CISCO SYSTEMS*                48,000             3,024
--------------------------------------------------------------------------------
    TOTAL TECHNOLOGY                              $  3,024
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 5.1%
    MCI WORLDCOM*                 48,000             2,652
    SBC COMMUNICATIONS            88,000             4,076
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $  6,728
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $99,736)                                $125,821
--------------------------------------------------------------------------------
CORPORATE OBLIGATION -- 0.8%
    CIT GROUP, MTN (A)
       5.050%, 07/21/99           $1,000               999
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATION
    (Cost $1,000)                                 $    999
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $5,200,009 (collateralized by
     U.S. Treasury Bonds:
     total market value
     $5,395,839)                   5,198             5,198
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $5,198)                                 $  5,198
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
    (Cost $105,934)                               $132,018
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.2%          $    231
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 5,166,959 outstanding shares
   of beneficial interest                         $ 67,602
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 2,657,855 outstanding shares
   of beneficial interest                           35,664
Portfolio Shares of Retail Class B
  (unlimited authorization -- no par value)
   based on 27,028 outstanding shares
   of beneficial interest                              426
Undistributed net investment income                     56
Accumulated net realized gain on investments         2,417
Net unrealized appreciation on investments          26,084
================================================================================
TOTAL NET ASSETS-- 100.0%                         $132,249
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $16.85
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $16.83
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($16.83 / 95.25%) (B)            $17.67
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B (C)            $16.82
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1998.
(B) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
(C) RETAIL CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE NOTES TO THE FINANCIALS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: CAPITAL GROWTH PORTFOLIO

[Pie Chart Omitted.]

Consumer Non-Durables -- 3%
Repurchase Agreement -- 4%
Miscellaneous -- 5%
Retail -- 11%
Consumer Products -- 11%
Chemicals & Drugs -- 16%
Transportation -- 1%
Technology -- 31%
Financial -- 18%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.1%
    AEROSPACE & DEFENSE -- 1.9%
    LOCKHEED MARTIN               13,000            $1,448
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                       $1,448
--------------------------------------------------------------------------------
    BANKS -- 7.7%
    BANK ONE                      20,000               977
    CHASE MANHATTAN               31,000             1,761
    NORWEST                       50,000             1,859
    STATE STREET                  20,000             1,247
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $5,844
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 3.2%
    CHANCELLOR MEDIA, CL A*       30,000             1,151
    YOUNG & RUBICAM*              50,000             1,306
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $2,457
--------------------------------------------------------------------------------
    CHEMICALS -- 1.1%
    MONSANTO                      20,000               812
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $  812
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 5.9%
    3COM*                         40,000             1,443
    ASCEND COMMUNICATIONS*        40,000             1,930
    NOKIA "A", ADR                12,000             1,117
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $4,490
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.8%
    MICROSOFT*                     8,000               847
    NETWORKS ASSOCIATES*          30,000             1,275
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $2,122
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 12.5%
    CISCO SYSTEMS*                40,000             2,520
    COMPAQ COMPUTER               70,000             2,214
    COMVERSE TECHNOLOGY*          30,000             1,380
    ELECTRONICS FOR IMAGING*      60,000             1,444
    EMC*                          30,000             1,931
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $9,489
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 14.9%
    AMGEN*                        40,000           $ 3,142
    BRISTOL-MYERS SQUIBB          20,000             2,211
    MERCK                         10,000             1,353
    SCHERING PLOUGH               10,000             1,029
    WARNER LAMBERT                28,000             2,195
    WATSON PHARMACEUTICALS*       25,000             1,391
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $11,321
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 1.8%
    GENERAL ELECTRIC              16,000             1,400
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                     $ 1,400
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.9%
    CARNIVAL, CL A                25,000               809
    MIRAGE RESORTS*               40,000               678
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 1,487
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 9.2%
    ASSOCIATES FIRST CAPITAL      10,000               705
    CITIGROUP                     21,000               988
    CIT GROUP, CL A               20,000               546
    FREDDIE MAC                   33,000             1,898
    MERRILL LYNCH                 15,000               889
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     15,000               971
    PAINE WEBBER GROUP            30,000             1,003
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 7,000
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.8%
    PEPSICO                       50,000             1,688
    PHILIP MORRIS                 24,000             1,227
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $ 2,915
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 3.7%
    CLOROX                        10,000             1,093
    COLGATE-PALMOLIVE              7,000               619
    DIAL                          40,000             1,102
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 2,814
--------------------------------------------------------------------------------
    INSURANCE -- 1.1%
    AMERICAN INTERNATIONAL GROUP  10,000               853
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $   853
--------------------------------------------------------------------------------
    MACHINERY -- 1.1%
    APPLIED MATERIALS*            25,000               867
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $   867
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 4.0%
    BECTON DICKINSON              10,000               421
    JOHNSON & JOHNSON             14,000             1,141
    SOFAMOR DANEK GROUP*          15,000             1,524
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 3,086
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                               SHARES/PRINCIPAL   MARKET
DESCRIPTION                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES-- 0.7%
    USWEB*                        35,000           $   503
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $   503
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 0.8%
    BURLINGTON RESOURCES          15,000               618
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $   618
--------------------------------------------------------------------------------
    RETAIL -- 11.4%
    BARNES & NOBLE*               50,000             1,631
    DAYTON HUDSON                 50,000             2,119
    HOME DEPOT                    25,000             1,088
    LINENS 'N THINGS*             35,000             1,083
    RITE AID                      70,000             2,778
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 8,699
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 4.7%
    INTEL                         30,000             2,676
    XILINX*                       20,000               893
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 3,569
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 2.9%
    BELL ATLANTIC                 15,000               797
    MCI WORLDCOM*                 25,000             1,381
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 2,178
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $56,455)                                 $73,972
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.1%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $3,126,709 (collateralized by
     U.S. Treasury Bond:
     total market value
     $3,196,323)                  $3,125             3,125
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $3,125)                                  $ 3,125
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.2%
    (Cost $59,580)                                 $77,097
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (1.2%)        $  (908)
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 4,070,055 outstanding shares
   of beneficial interest                          $44,416
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 1,066,349 outstanding shares
   of beneficial interest                           13,715
Portfolio Shares of Retail Class B
  (unlimited authorization -- no par value)
    based on 10,418 outstanding shares
    of beneficial interest                             141
Distributions in excess of net investment income        (7)
Accumulated net realized gain on investments           407
Net unrealized appreciation on investments          17,517
================================================================================
TOTAL NET ASSETS -- 100.0%                         $76,189
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.82
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $14.73
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($14.73 / 95.25%) (A)            $15.46
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B (B)            $14.80
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
(B) RETAIL CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE NOTES TO THE FINANCIALS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: MID-CAP EQUITY PORTFOLIO

[Pie Chart Omitted.]

Transportation -- 4%
Oil-Energy -- 5%
Utilities -- 8%
Consumer Products-- 8%
Chemicals & Drugs -- 9%
Retail -- 10%
Building & Construction -- 2%
Technology -- 22%
Financial -- 16%
Miscellaneous -- 16%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%
    AEROSPACE & DEFENSE -- 0.6%
    CORDANT TECHNOLOGIES           2,800              $114
    GENCORP                        2,400                53
    HUBBELL, CL B                  3,816               152
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                         $319
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.3%
    AIRBORNE FREIGHT               2,900                68
    ALASKA AIRGROUP*               1,000                36
    ASA HOLDINGS                   1,300                47
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                          $151
--------------------------------------------------------------------------------
    AIRCRAFT -- 0.3%
    SUNDSTRAND                     3,780               177
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                    $177
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.8%
    ALBANY INTERNATIONAL           1,160                21
    BURLINGTON INDUSTRIES*         2,600                24
    JONES APPAREL GROUP*           5,400                93
    SHAW INDUSTRIES                7,100               123
    UNIFI                          3,100                52
    WESTPOINT STEVENS*             3,200                91
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                            $404
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 1.0%
    BORG-WARNER AUTOMOTIVE           600                28
    FEDERAL MOGUL                  2,350               127
    FEDERAL SIGNAL                 2,882                69
    KAYDON                         2,200                77
    MERITOR AUTOMOTIVE             3,600                67
    MODINE MANUFACTURING           1,250                41
    SUPERIOR INDUSTRIES
     INTERNATIONAL                 1,155                30
    TELEFLEX                       1,700                66
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                  $505
--------------------------------------------------------------------------------
    BANKS -- 9.6%
    ASSOCIATED BANC                3,375               119
    CCB FINANCIAL                  2,200               116
    CHARTER ONE FINANCIAL          7,350               202
    CITY NATIONAL                  2,700                92

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    CRESTAR FINANCIAL              6,450            $  425
    DIME BANCORP                   6,500               155
    FIRST SECURITY                 9,693               198
    FIRST TENNESSEE NATIONAL       7,700               244
    FIRST VIRGINIA BANKS           2,950               135
    FIRSTAR                        8,400               477
    HIBERNIA, CL A                 8,300               139
    MARSHALL & ILSLEY              6,700               327
    MERCANTILE BANCORP             7,650               350
    MERCANTILE BANKSHARES          3,675               120
    NORTH FORK BANCORPORATION      8,500               169
    OLD KENT FINANCIAL             5,670               238
    PACIFIC CENTURY FINANCIAL      4,000                81
    PROVIDENT FINANCIAL GROUP      2,000                77
    REGIONS FINANCIAL CORPORATION 10,300               381
    SOUTHTRUST                     9,275               339
    SOVEREIGN BANCORP              7,600               100
    TCF FINANCIAL                  5,000               118
    WILMINGTON TRUST               1,900               105
    ZIONS BANCORP                  4,200               223
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,930
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS
    & ADVERTISING -- 0.3%
    CHRIS-CRAFT INDUSTRIES*        1,346                60
    TCA CABLE TV                   2,500                69
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $  129
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.3%
    JACOBS ENGINEERING GROUP*      1,175                38
    MARTIN MARIETTA MATERIALS      1,800                88
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $  126
--------------------------------------------------------------------------------
    CHEMICALS -- 1.9%
    A. SCHULMAN                    1,600                32
    AIRGAS*                        3,000                34
    CABOT                          3,000                84
    CROMPTON & KNOWLES             4,200                67
    CYTEC INDUSTRIES*              2,300                55
    DEXTER                         1,000                29
    ETHYL                          4,850                27
    FULLER (H.B.)                    590                24
    GEORGIA GULF                   1,400                24
    IMC GLOBAL                     6,000               156
    LAWTER INTERNATIONAL           1,800                14
    LUBRIZOL                       2,900                81
    OLIN                           2,550                71
    RPM                            3,890                65
    SOLUTIA                        6,500               143
    WELLMAN                        1,500                19
    WITCO CHEMICAL                 2,875                54
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $  979
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 4.1%
    3COM*                         15,000               541
    ADC TELECOMMUNICATIONS*        7,400               170

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    ASCEND COMMUNICATIONS*        15,000            $  724
    FORE SYSTEMS*                  5,000                78
    MOLEX                          9,452               337
    QUALCOMM*                      4,200               234
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $2,084
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.8%
    BMC SOFTWARE*                  8,296               399
    CITRIX SYSTEMS*                2,500               177
    COMPUWARE*                    10,200               553
    INFORMIX*                      8,000                41
    SIEBEL SYSTEMS*                3,000                61
    STERLING SOFTWARE*             5,200               136
    SYMANTEC*                      3,640                58
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $1,425
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.2%
    AVNET                          3,675               183
    COMVERSE TECHNOLOGY*          12,000               552
    DIEBOLD                        3,854               120
    KEANE*                         4,800               160
    LEXMARK INTERNATIONAL
     GROUP, CL A*                  3,500               245
    NETWORKS ASSOCIATES*           8,500               361
    QUANTUM*                       9,400               164
    SCI SYSTEMS*                   3,200               126
    SOLECTRON*                     7,100               406
    STERLING COMMERCE*             5,000               176
    STORAGE TECHNOLOGY*            9,522               318
    SUNGARD DATA SYSTEMS*          6,600               223
    SYMBOL TECHNOLOGIES            3,318               148
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $3,182
--------------------------------------------------------------------------------
    CONCRETE & MINERAL PRODUCTS-- 0.1%
    FERRO                          1,575                40
--------------------------------------------------------------------------------
    TOTAL CONCRETE & MINERAL PRODUCTS               $   40
--------------------------------------------------------------------------------
    CONSUMER PRODUCTS -- 0.2%
    FIRST BRANDS                   2,200                83
--------------------------------------------------------------------------------
    TOTAL CONSUMER PRODUCTS                         $   83
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.1%
    LONGVIEW FIBRE                 2,200                26
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                    $   26
--------------------------------------------------------------------------------
    DRUGS -- 7.2%
    AGOURON PHARMACEUTICAL*        2,000                77
    ALLEGIANCE                     6,400               238
    AMGEN*                        18,500             1,453
    BIOGEN*                        5,300               368
    CARTER-WALLACE                 2,400                43
    CENTOCOR*                      3,800               169
    CHIRON*                        9,564               215
    FOREST LABORATORIES*           4,368               183
    GENZYME*                       6,024               253
    ICN PHARMACEUTICALS            4,000                93
    MYLAN LABORATORIES             7,087               244
    PERRIGO*                       3,050                24
    WATSON PHARMACEUTICALS*        6,300               350
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $3,710
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 7.9%
    ALLEGHENY ENERGY               6,729            $  207
    AMETEK                         1,350                29
    CMS ENERGY                     5,800               256
    CONECTIV                       6,687               153
    ENERGY EAST                    3,650               178
    FLORIDA PROGRESS               6,100               256
    HAWAIIAN ELECTRIC INDUSTRIES   1,475                58
    IDACORP                        1,650                52
    ILLINOVA                       3,100                78
    IPALCO ENTERPRISES             2,371               109
    KANSAS CITY POWER & LIGHT      3,250                94
    LG&E                           7,150               189
    MIDAMERICAN ENERGY HOLDINGS    4,964               129
    MINNESOTA POWER & LIGHT        1,825                77
    MONTANA POWER                  3,650               158
    NEVADA POWER                   2,000                50
    NEW CENTURY ENERGIES           6,486               313
    NEW ENGLAND ELECTRIC SYSTEM    3,300               134
    NIPSCO INDUSTRIES              7,500               225
    NORTHEAST UTILITIES            6,200                97
    OGE ENERGY                     4,106               109
    PG&E                             997                30
    PINNACLE WEST CAPITAL          5,000               219
    POTOMAC ELECTRIC POWER         6,150               161
    PUBLIC SERVICE COMPANY OF
     NEW MEXICO                    1,200                26
    PUGET SOUND ENERGY             4,200               113
    SCANA                          5,550               188
    TECO ENERGY                    7,372               204
    WISCONSIN ENERGY               6,500               199
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                       $4,091
--------------------------------------------------------------------------------
    ENERGY & POWER -- 0.2%
    CALENERGY*                     4,350               119
--------------------------------------------------------------------------------
    TOTAL ENERGY & POWER                            $  119
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 0.3%
    INTERNATIONAL GAME TECHNOLOGY  6,600               149
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $  149
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 0.3%
    ALLIED WASTE INDUSTRIES*       7,500               162
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  162
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 2.4%
    A.G. EDWARDS & SONS            5,318               184
    BEAR STEARNS                   5,089               182
    FINOVA GROUP                   2,750               134
    GREENPOINT FINANCIAL           4,000               131
    PAINE WEBBER GROUP            10,450               349
    T. ROWE PRICE                  7,400               263
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $1,243
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 4.6%
    COCA-COLA                     23,150               835
    DEAN FOODS                     2,075                97
    DOLE FOOD                      3,550               107

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] MID-CAP EQUITY PORTFOLIO (CONTINUED)

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    DREYER'S GRAND ICE CREAM       1,300            $   17
    FLOWERS INDUSTRIES             5,656               116
    HORMEL FOODS                   3,800               124
    IBP                            4,650               126
    INTERSTATE BAKERIES            3,700                93
    LANCASTER COLONY               1,848                55
    LANCE                          1,250                24
    MCCORMICK                      4,250               132
    TYSON FOODS                   13,010               299
    UNIVERSAL FOODS                2,400                52
    US FOODSERVICE*                2,750               131
    VLASIC FOODS INTERNATIONAL*    2,500                47
    WHITMAN                        5,300               114
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $2,369
--------------------------------------------------------------------------------
    FORESTRY -- 0.1%
    RAYONIER                       1,100                43
--------------------------------------------------------------------------------
    TOTAL FORESTRY                                  $   43
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.8%
    AGL RESOURCES                  2,150                45
    EL PASO ENERGY                 6,518               231
    INDIANA ENERGY                 2,000                45
    KEYSPAN ENERGY                 8,000               239
    MCN                            4,100                79
    NATIONAL FUEL & GAS            1,425                67
    QUESTAR                        4,300                85
    UTILICORP UNITED               2,950               106
    WASHINGTON GAS LIGHT           2,000                53
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $  950
--------------------------------------------------------------------------------
    HOME BUILDERS -- 0.2%
    CLAYTON HOMES                  6,961               107
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                             $  107
--------------------------------------------------------------------------------
    HOUSEHOLD FURNITURE & FIXTURES -- 0.5%
    LEGGETT & PLATT               11,700               273
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD FURNITURE & FIXTURES            $  273
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 1.1%
    DANAHER                        7,500               300
    DIAL                          10,200               281
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $  581
--------------------------------------------------------------------------------
    INSURANCE -- 4.0%
    AFLAC                         15,760               601
    AMBAC                          3,950               230
    AMERICAN FINANCIAL GROUP       3,000               105
    FIRST HEALTH GROUP, CL A*      2,800                65
    HSB GROUP                      1,350                55
    OLD REPUBLIC INTERNATIONAL     7,350               140
    PACIFICARE HEALTH SYSTEMS,
      CL B*                        2,153               170
    PMI GROUP                      1,700                86
    POLICY MANAGEMENT SYSTEMS*     1,700                77
    PROVIDENT                      7,300               212
    RELIASTAR FINANCIAL            5,000               219
    TOTAL RENAL CARE HOLDINGS*     4,500               110
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,070
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    INTERNET SERVICE PROVIDERS -- 3.2%
    AMERICA ONLINE*               12,850            $1,633
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICE PROVIDERS                $1,633
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.2%
    COMDISCO                       7,500               116
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $  116
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.3%
    ELECTRONIC ARTS*               3,750               154
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  154
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.2%
    TIMBER GROUP                   5,000               111
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                    $  111
--------------------------------------------------------------------------------
    MACHINERY -- 1.1%
    DONALDSON                      2,200                40
    FLOWSERVE                      2,137                38
    KENNAMETAL                     1,600                33
    MARK IV INDUSTRIES             2,615                40
    PENTAIR                        1,574                59
    SMITH INTERNATIONAL*           6,350               228
    SPX                            1,500                82
    STEWART & STEVENSON SERVICES   1,400                19
    VARCO INTERNATIONAL*           2,650                29
    WATTS INDUSTRIES, CL A         1,350                25
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $  593
--------------------------------------------------------------------------------
    MANUFACTURING -- 0.1%
    TRINITY INDUSTRIES             2,000                74
--------------------------------------------------------------------------------
    TOTAL MANUFACTURING                             $   74
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 0.1%
    ALEXANDER & BALDWIN            1,900                39
    OVERSEAS SHIPHOLDING GROUP     1,575                28
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                     $   67
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.1%
    BECKMAN COULTER                1,250                59
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $   59
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 4.2%
    BERGEN BRUNSWIG, CL A          2,556               125
    COVANCE*                       2,950                82
    DENTSPLY INTERNATIONAL         3,900               100
    HEALTH MANAGEMENT
     ASSOCIATES, CL A*            16,125               287
    LINCARE HOLDINGS*              3,200               128
    MCKESSON                       6,500               501
    NOVACARE*                      2,000                 8
    OMNICARE                       5,000               173
    PSS WORLD MEDICAL*             2,500                55
    QUORUM HEALTH GROUP*           3,200                46
    STERIS*                        3,800                87
    STRYKER                        6,200               260
    TRIGON HEALTHCARE*             1,500                56
    SYBRON INTERNATIONAL*          7,800               193
    VARIAN ASSOCIATES              1,300                51
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $2,152
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------

    METALS & MINING -- 0.5%
    MINERALS TECHNOLOGIES            900            $   41
    VULCAN MATERIALS               1,975               234
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $  275
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 3.8%
    AC NIELSEN*                    3,000                80
    CAMBRIDGE TECHNOLOGY
     PARTNERS*                     3,000                66
    CINTAS                         6,300               337
    FISERV*                        5,012               233
    KELLY SERVICES, CL A           2,000                63
    OGDEN                          2,000                54
    PAYCHEX                       10,099               502
    REYNOLDS & REYNOLDS, CL A      4,100                74
    ROBERT HALF INTERNATIONAL*     5,100               205
    SOTHEBY'S HOLDINGS, CL A       3,300                71
    STEWART ENTERPRISES, CL A      5,000               115
    VIAD                           4,900               134
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $1,934
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING-- 0.5%
    GTECH*                         1,000                24
    HILLENBRAND INDUSTRIES         3,850               228
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING               $  252
--------------------------------------------------------------------------------
    MISCELLANEOUS TRANSPORTATION-- 0.2%
    HARSCO                         2,500                82
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS TRANSPORTATION              $   82
--------------------------------------------------------------------------------
    MOTORCYCLES, BICYCLES & PARTS -- 0.7%
    HARLEY-DAVIDSON                9,360               363
--------------------------------------------------------------------------------
    TOTAL MOTORCYCLES, BICYCLES & PARTS             $  363
--------------------------------------------------------------------------------
    OFFICE FURNITURE & FIXTURES-- 0.6%
    HERMAN MILLER                  5,900               130
    HON INDUSTRIES                 2,400                51
    LEAR*                          4,100               132
--------------------------------------------------------------------------------
    TOTAL OFFICE FURNITURE & FIXTURES               $  313
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.6%
    BOWATER                        2,650               108
    CHESAPEAKE                     1,050                37
    CONSOLIDATED PAPERS            4,500               108
    PH GLATFELTER                  1,800                22
    UNISOURCE WORLDWIDE            3,000                28
    WAUSAU-MOSINEE PAPER           1,520                27
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                    $  330
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 2.1%
    BJ SERVICES*                   5,200               106
    ENSCO INTERNATIONAL            2,000                27
    GLOBAL MARINE*                 9,575               118
    KN ENERGY                      2,300               114
    NABORS INDUSTRIES*             5,350                99
    NOBLE AFFILIATES               2,900                95
    OCEAN ENERGY*                  6,300                79
    PARKER DRILLING*               2,800                14
    SEAGULL ENERGY*                3,200                38

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    TIDEWATER                      3,355            $   95
    TRANSOCEAN OFFSHORE            5,600               207
    VALERO ENERGY                  3,300                83
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $1,075
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 1.1%
    LYONDELL PETROCHEMICAL         4,000                68
    MURPHY OIL                     2,400                99
    TOSCO                          9,300               261
    ULTRAMAR DIAMOND SHAMROCK      4,800               129
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $  557
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 1.4%
    A.H. BELO, CL A                7,200               131
    BANTA                          1,200                30
    HOUGHTON MIFFLIN               1,380                54
    LEE ENTERPRISES                1,850                50
    MEDIA GENERAL                  1,100                49
    SCHOLASTIC*                      600                24
    STANDARD REGISTER              1,200                34
    WALLACE COMPUTER SERVICES      1,900                42
    WASHINGTON POST, CL B            550               292
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                     $  706
--------------------------------------------------------------------------------
    RAILROADS -- 0.6%
    KANSAS CITY SOUTHERN INDUSTRIES 6,600              255
    WISCONSIN CENTRAL
     TRANSPORTATION*               2,700                41
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                 $  296
--------------------------------------------------------------------------------
    RETAIL -- 10.3%
    ABERCROMBIE & FITCH, CL A*     3,400               135
    BARNES & NOBLE*                6,800               222
    BED BATH & BEYOND*             7,000               193
    BEST BUY*                      5,800               278
    BJ'S WHOLESALE CLUB*           2,000                72
    BRINKER INTERNATIONAL*         3,649                88
    CLAIRE'S STORES                2,487                42
    COMPUSA*                       4,825                67
    CRACKER BARREL OLD
     COUNTRY STORES                3,500                91
    DOLLAR TREE STORES*            3,500               135
    FAMILY DOLLAR STORES           8,900               161
    FASTENAL                       1,650                60
    HANNAFORD BROTHERS             2,450               107
    HEILIG-MEYERS                  2,050                16
    KOHL'S*                        9,200               440
    LANDS' END*                    1,350                23
    LINENS 'N THINGS*              5,000               155
    LONE STAR STEAKHOUSE & SALOON* 2,650                21
    MICRO WAREHOUSE*               1,400                31
    OFFICE DEPOT*                 13,923               348
    OFFICEMAX*                     7,000                64
    OUTBACK STEAKHOUSE*            2,800                97
    PREMARK INTERNATIONAL          3,000                95
    RITE AID                      25,000               992
    ROSS STORES                    2,550                83
    SAKS*                          8,280               188

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] MID-CAP EQUITY PORTFOLIO (CONCLUDED)

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    SBARRO                           850            $   20
    STAPLES*                      18,000               587
    STARBUCKS*                     5,500               239
    TECH DATA*                     2,700               106
    TIFFANY & COMPANY              1,850                60
    WARNACO GROUP                  3,350                86
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $5,302
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.8%
    CARLISLE                       1,200                46
    HANNA                          2,124                31
    SONOCO PRODUCTS                6,050               172
    WEATHERFORD INTERNATIONAL*     5,596               152
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                          $  401
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 4.3%
    ALTERA*                        5,500               229
    AMERICAN POWER CONVERSION*     5,550               236
    ANALOG DEVICES*               10,000               199
    CADENCE DESIGN SYSTEMS*       12,000               257
    CYPRESS SEMICONDUCTOR*         6,250                70
    LINEAR TECHNOLOGY              5,200               310
    MAXIM INTEGRATED PRODUCTS*     7,000               250
    SYNOPSYS*                      6,000               272
    TERADYNE*                      5,250               171
    XILINX*                        4,725               211
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $2,205
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.2%
    TECUMSEH PRODUCTS, CL A          950                49
    YORK INTERNATIONAL             2,100                79
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                       $  128
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.3%
    AK STEEL HOLDING               3,500                61
    CARPENTER TECHNOLOGY           1,100                39
    OREGON STEEL MILLS             1,600                20
    PRECISION CASTPARTS            1,050                46
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                       $  166
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 1.7%
    ALIANT COMMUNICATIONS          1,450                41
    CENTURY TELEPHONE ENTERPRISES  7,575               430
    CINCINNATI BELL                7,200               187
    COMSAT                         2,050                81
    TELEPHONE & DATA SYSTEMS       3,100               124
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS           $  863
--------------------------------------------------------------------------------
    TESTING LABORATORIES -- 0.4%
    QUINTILES TRANSNATIONAL*       4,800               217
--------------------------------------------------------------------------------
    TOTAL TESTING LABORATORIES                      $  217
--------------------------------------------------------------------------------
    TRANSPORTATION SERVICES -- 0.2%
    GATX                           2,550                88

--------------------------------------------------------------------------------
    TOTAL TRANSPORTATION SERVICES                   $   88
--------------------------------------------------------------------------------

                                SHARES/PRINCIPAL  MARKET
DESCRIPTION                     AMOUNT(000)       VALUE (000)
--------------------------------------------------------------------------------
    TRUCKING -- 0.3%
    CNF TRANSPORTATION             2,400           $    73
    JB HUNT TRANSPORT SERVICES     2,100                35
    PITTSTON SERVICES              1,600                48
--------------------------------------------------------------------------------
    TOTAL TRUCKING                                 $   156
--------------------------------------------------------------------------------
    WATER UTILITIES -- 0.3%
    AMERICAN WATER WORKS           5,600               179
--------------------------------------------------------------------------------
    TOTAL WATER UTILITIES                          $   179
--------------------------------------------------------------------------------
    WHOLESALE -- 0.0%
    ENESCO GROUP                   1,000                25
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $    25
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $38,951)                                 $51,299
--------------------------------------------------------------------------------
RIGHTS -- 0.3%
    TALBERT MEDICAL MANAGEMENT*    2,350               153
--------------------------------------------------------------------------------
TOTAL RIGHTS
    (Cost $93)                                     $   153
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $393,170 (collateralized by
     U.S. Treasury Bond:
     total market value
     $401,885)                      $393               393
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $393)                                    $   393
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.7%
    (Cost $39,437)                                 $51,845
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (0.7%)         $ (352)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 4,067,416 outstanding shares
   of beneficial interest                           38,074
Undistributed net investment income                     11
Accumulated net realized gain on investments         1,000
Net unrealized appreciation on investments          12,408
================================================================================
TOTAL NET ASSETS-- 100.0%                          $51,493
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $12.66
================================================================================
* NON-INCOME PRODUCING SECURITY
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: SMALL-CAP EQUITY PORTFOLIO

[Pie Chart Omitted.]

Transportation -- 3%
Repurchase Agreement -- 3%
Retail -- 4%
Computers & Services -- 7%
Consumer Cyclicals -- 8%
Chemicals & Drugs -- 8%
Financial -- 17%
Technology -- 2%
Miscellaneous Business -- 29%
Miscellaneous -- 19%
% of Total Portfolio Investments

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.2%
    AIR TRANSPORTATION -- 2.8%
    ALASKA AIRGROUP*              11,000            $  395
    RYANAIR HOLDINGS, ADR*        10,000               294
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                        $  689
--------------------------------------------------------------------------------
    BANKS -- 9.1%
    COMPASS BANCSHARES            10,000               368
    PEOPLES HERITAGE FINANCIAL
     GROUP                        32,000               576
    SOVEREIGN BANCORP             50,600               664
    STERLING BANCORP              30,000               645
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $2,253
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 8.3%
    BROADCAST.COM*                10,000               499
    CHANCELLOR MEDIA, CL A*       25,000               959
    NTL*                          10,000               479
    TMP WORLDWIDE *                4,000               120
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $2,057
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 1.5%
    STOLT COMEX SEAWAY S.A.*      30,000               382
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $  382
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.9%
    AT HOME, CL A*                 6,000               266
    BEA SYSTEMS*                  15,000               294
    COMVERSE TECHNOLOGY*          10,000               460
    DOCUMENTUM*                    8,000               272
    NETWORKS ASSOCIATES*          10,000               425
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $1,717
--------------------------------------------------------------------------------
    CONSUMER PRODUCTS -- 1.3%
    STRIDE RITE                   35,000               319
--------------------------------------------------------------------------------
    TOTAL CONSUMER PRODUCTS                         $  319
--------------------------------------------------------------------------------
    DRUGS -- 7.9%
    DURA PHARMACEUTICALS*         40,000               482
    ELAN, ADR*                     6,000               420
    MEDAREX*                      29,000               116
    TEVA PHARMACEUTICALS, ADR     10,000               394
    WATSON PHARMACEUTICALS*       10,000               556
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $1,968
--------------------------------------------------------------------------------

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 2.9%
    ALLIED WASTE INDUSTRIES*      20,000            $  432
    EASTERN ENVIRONMENTAL
     SERVICES*                    10,000               277
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  709
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 7.7%
    CONNING*                      23,000               339
    LEHMAN BROTHERS HOLDINGS      15,000               569
    PAINE WEBBER GROUP            30,000             1,003
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $1,911
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.8%
    AMERICAN ITALIAN PASTA*       30,000               690
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $  690
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS & APPLIANCES -- 2.2%
    WINDMERE-DURABLE HOLDINGS     70,000               538
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS & APPLIANCES           $  538
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 1.6%
    TIFFANY & COMPANY             12,000               388
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  388
--------------------------------------------------------------------------------
    MACHINERY -- 3.2%
    SECOM GENERAL*               108,800                85
    SMITH INTERNATIONAL*          20,000               719
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $  804
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.6%
    UNIPHASE*                      3,000               149
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $  149
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 4.7%
    ARTERIAL VASCULAR*             5,000               154
    COVANCE*                      20,000               558
    ECLIPSYS*                     20,300               458
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $1,170
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES-- 16.8%
    CONVERGYS*                    30,100               420
    EQUANT*                        3,000               131
    FORE SYSTEMS*                 10,000               156
    HBO                           17,000               446
    IDT*                           5,000                83
    INFOSEEK*                     14,300               424
    INTERNATIONAL INTERGRATION *   5,500                83
    LEGATO SYSTEMS*                7,000               274
    NIELSON MEDIA RESEARCH*       58,533               830
    SAPIENT*                       3,000               135
    TERADYNE*                     10,000               325
    USWEB*                        35,000               503
    VERISIGN*                     12,000               368
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $4,178
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 0.5%
    ANALYTICAL SURVEYS*            5,000               124
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                     $  124
--------------------------------------------------------------------------------

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: SMALL-CAP EQUITY PORTFOLIO
        (CONCLUDED)

                                                  MARKET
DESCRIPTION                      SHARES           VALUE (000)
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 3.4%
    MEDAPHIS*                     50,000           $   163
    PROFESSIONAL DETAILING *      12,500               292
    SYLVAN LEARNING SYSTEMS*      12,500               386
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $   841
--------------------------------------------------------------------------------
    RETAIL -- 4.3%
    BARNES & NOBLE*               12,500               408
    DOLLAR GENERAL                12,000               287
    GENERAL NUTRITION*            15,000               218
    LINENS 'N THINGS*              5,000               155
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 1,068
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 1.6%
    WEATHERFORD INTERNATIONAL*    15,000               408
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                         $   408
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 0.0%
    PHOTRONICS LABS*                 500                11
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $    11
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 1.2%
    CLEARNET, CL A*               15,000               110
    DYCOM INDUSTRY*                2,000                70
    ESAT TELECOM GROUP, ADR*       3,000                91
    TELIGENT*                      1,000                31
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $   302
--------------------------------------------------------------------------------
    TESTING LABORATORIES -- 2.3%
    CHIRON*                       25,000               563
--------------------------------------------------------------------------------
    TOTAL TESTING LABORATORIES                     $   563
--------------------------------------------------------------------------------
    WHOLESALE -- 3.6%
    OWENS & MINOR HOLDING         30,000               476
    PSS WORLD MEDICAL*            18,800               416
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $   892
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $23,737)                                 $24,131
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 0.0%
    SPARTA PHARMACEUTICALS (A)*   10,000                 9
--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
    (Cost $95)                                     $     9
--------------------------------------------------------------------------------

                               PRINCIPAL          MARKET
DESCRIPTION                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $697,255 (collateralized by
     U.S. Treasury Bond:
     total market value
     $715,281)                      $697           $   697
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $697)                                    $   697
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $24,529)                                 $24,837
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.0%           $   (10)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 2,227,193 outstanding shares
   of beneficial interest                           22,433
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 173,311 outstanding shares
   of beneficial interest                            2,145
Distributions in excess of net investment income       (40)
Accumulated net realized loss on investments           (19)
Net unrealized appreciation on investments             308
================================================================================
TOTAL NET ASSETS-- 100.0%                          $24,827
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.35
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $10.30
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($10.30 / 95.25%) (B)            $10.81
================================================================================
* NON-INCOME PRODUCING SECURITY
(A) SECURITY VALUED IN GOOD FAITH BASED ON GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
(B) EFFECTIVE OCTOBER 1, 1997, A 3% DISCOUNTED SALES LOAD IS CHARGED ON INVESTMENTS INTO THE RETAIL CLASS A. THIS DISCOUNT MAY BE DISCONTINUED AT ANY TIME. THE MAXIMUM SALES LOAD IS 4.75%.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL --- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      STATEMENTS OF NET ASSETS (UNAUDITED)
                                October 31, 1998

[ARROW] ARK FUNDS: INTERNATIONAL EQUITY SELECTION PORTFOLIO

[Pie Chart Omitted.]

Repurchase Agreement -- 5%
Mutual Funds -- 95%
% of Total Portfolio Investments

                              SHARES/PRINCIPAL    MARKET
DESCRIPTION                   AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 95.3%
    AMERICAN AADVANTAGE
     INTERNATIONAL EQUITY FUND   311,364           $ 5,271
    AMERICAN CENTURY 20TH
     INTERNATIONAL GROWTH FUND    58,685               516
    AMERICAN FUNDS
     EUROPACIFIC GROWTH FUND     183,821             5,002
    BT INSTITUTIONAL
     INTERNATIONAL EQUITY FUND   400,625             5,072
    FIDELITY DIVERSIFIED
     INTERNATIONAL FUND          289,470             4,979
    GAM INTERNATIONAL FUND            62             1,772
    HARBOR INTERNATIONAL FUND    128,680             4,757
    HOTCHKIS & WILEY
     INTERNATIONAL FUND          174,661             3,949
    PUTNAM INTERNATIONAL
     GROWTH FUND                 102,511             1,842
    TEMPLETON FOREIGN FUND,
     CLASS I                      99,106               821
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
    (Cost $34,334)                                 $33,981
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
    FIRST BOSTON
     5.400%, dated 10/30/98, matures
     11/02/98, repurchase price
     $1,678,451 (collateralized by
     U.S. Treasury Bond:
     total market value
     $9,110,146)                  $1,678           $ 1,678
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,678)                                  $ 1,678
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $36,012)                                 $35,659
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.0%           $    (6)
================================================================================

                                                  MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par
   value) based on 3,379,484 outstanding shares
   of beneficial interest                          $34,428
Portfolio Shares of Retail Class A
  (unlimited authorization -- no par value)
   based on 115,000 outstanding shares
   of beneficial interest                            1,312
Undistributed net investment income                     74
Accumulated net realized gain on investments           192
Net unrealized depreciation on investments            (353)
================================================================================
TOTAL NET ASSETS-- 100.0%                          $35,653
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE ---INSTITUTIONAL CLASS          $10.20
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $10.20
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($10.20 / 98.50%)                $10.36
================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   STATEMENTS OF OPERATIONS (000) (UNAUDITED)
                      For the Period Ended October 31, 1998

                                                         TAX-FREE         U.S. GOVERNMENT       U.S. TREASURY        SHORT-TERM
                                    MONEY MARKET       MONEY MARKET        MONEY MARKET         MONEY MARKET          TREASURY
                                      PORTFOLIO          PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO
                                    ------------       ------------       ---------------       -------------        ----------
INVESTMENT INCOME:
   Dividends                          $    --             $   --              $    --              $    --             $   --
   Interest                            19,984              2,687               40,993               10,517              1,175
                                      -------             ------              -------              -------             ------
     Total Investment Income           19,984              2,687               40,993               10,517              1,175
                                      -------             ------              -------              -------             ------

EXPENSES:
   Administrator Fees                     461                 99                  963                  265                 27
   Less: Waiver of Administrator Fees      --                 --                   --                   --
   Investment Advisory Fees               887                191                1,852                  509                 74
   Less: Waiver of Investment
     Advisory Fees                       (496)              (122)                (815)                (122)                --
   Custodian Fees                          43                 19                  110                   36                  3
   Transfer Agency Fees                    35                  8                   74                   20                  2
   Professional Fees                       34                  7                   81                   17                  1
   Registration Fees                       70                 17                   59                    8                  6
   Distribution Fees--Retail Class A      262                 30                  102                   43                 29
   Less: Waiver of Distribution Fees-
     Retail Class A                        --                 --                   --                   --                (11)
   Distribution Fees--Retail Class B       --                 --                   --                   --                 --
   Distribution Fees--
     Institutional II Class                80                 22                   53                   48                 --
   Printing Fees                           44                  9                  100                   26                  1
   Trustee Fees                             3                  1                    8                    2                 --
   Amortization of Deferred
     Organization Costs                     1                  1                    1                    1                  2
   Miscellaneous Fees                      15                  4                   55                    7                  1
   Shareholder Servicing Fees--
     Institutional Class                  255                 63                  971                  207                 21
   Less: Waiver of Shareholder
     Servicing Fees--
     Institutional Class                 (153)               (38)                (582)                (124)               (12)
   Shareholder Servicing Fees--
     Retail Class A                       157                 18                   61                   26                 11
   Less: Waiver of Shareholder
     Servicing Fees--Retail Class A       (94)               (11)                 (37)                 (16)               (11)
   Shareholder Servicing Fees--
     Retail Class B                        --                 --                   --                   --                 --
                                      -------             ------              -------              -------             ------
Total Expenses                          1,604                318                3,056                  953                144
                                      -------             ------              -------              -------             ------
    Net Investment Income              18,380              2,369               37,937                9,564              1,031
                                      -------             ------              -------              -------             ------
   Net Realized Gain on Investments         2                 --                    1                   51                183
   Net Change in Unrealized
     Appreciation on Investments           --                 --                   --                   --                591
                                      -------             ------              -------              -------             ------
   Net Realized and Unrealized
     Gain on Investments                    2                 --                    1                   51                774
                                      -------             ------              -------              -------             ------
   Net Increase in Net Assets
     Resulting from Operations        $18,382             $2,369              $37,938              $ 9,615             $1,805
                                      =======             ======              =======              =======             ======

[dagger] Includes income from securities lending program. See Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

                   STATEMENTS OF OPERATIONS (000) (UNAUDITED)
                      For the Period Ended October 31, 1998

                                     SHORT-TERM     MARYLAND      PENNSYLVANIA                  INTERMEDIATE     U.S. GOVERNMENT
                                        BOND        TAX-FREE        TAX-FREE       INCOME       FIXED INCOME           BOND
                                      PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO          PORTFOLIO
                                     ----------     ---------     ------------    ---------     ------------     ---------------
INVESTMENT INCOME:
   Dividends                           $   --         $   --         $   --        $   177         $   39            $   168
   Interest                             4,272[dagger]  2,921          5,461         11,366[dagger]  2,880[dagger]      8,666[dagger]
                                       ------         ------         ------        -------         ------            -------
     Total Investment Income            4,272          2,921          5,461         11,543          2,919              8,834
                                       ------         ------         ------        -------         ------            -------

EXPENSES:
   Administrator Fees                      88             74            145            223             59                175
   Less: Waiver of
     Administrator Fees                    --             --             --             --             --                 --
   Investment Advisory Fees               506            368            724          1,031            272              1,010
   Less: Waiver of Investment
     Advisory Fees                        (34)           (91)            --           (155)           (50)              (121)
   Custodian Fees                          14              7             11             29              9                 25
   Transfer Agency Fees                     7              6             11             17              5                 13
   Professional Fees                        6              3              8             18              3                 12
   Registration Fees                        8              3              3             19              7                  7
   Distribution Fees--Retail
     Class A                               --             41              4             11             --                 --
   Less: Waiver of
     Distribution Fees--
     Retail Class A                        --             (7)            (1)            (2)            --                 --
   Distribution Fees--Retail Class B       --             --             --             --             --                 --
   Distribution Fees--
     Institutional II Class                               --             --             --             --                 --
   Printing Fees                            7              8              6             21              5                 14
   Trustee Fees                             1              1              1              2              1                  1
   Amortization of Deferred
     Organization Costs                     3              1              4              1              1                  4
   Miscellaneous Fees                       2              3              4              8              3                  3
   Shareholder Servicing Fees--
     Institutional Class                  101             65            165            252             68                202
   Less: Waiver of
     Shareholder Servicing
     Fees--Institutional Class            (61)           (39)           (99)          (151)           (41)              (121)
   Shareholder Servicing Fees--
     Retail Class A                        --             20              2              6             --                 --
   Less: Waiver of Shareholder
     Servicing
     Fees--Retail Class A                  --            (20)            (2)            (6)            --                 --
   Shareholder Servicing Fees--
     Retail Class B                    ------         ------         ------        -------         ------            -------

     Total Expenses                       648            443            986          1,324            342              1,224
                                       ------         ------         ------        -------         ------            -------

     Net Investment Income              3,624          2,478          4,475         10,219          2,577              7,610
                                       ------         ------         ------        -------         ------            -------
   Net Realized Gain on Investments       305            359            965            808            249                114
   Net Change in Unrealized
     Appreciation on Investments        1,108          2,137          4,379            569          1,831              4,139
                                       ------         ------         ------        -------         ------            -------
   Net Realized and Unrealized
     Gain on Investments                1,413          2,496          5,344          1,377          2,080              4,253
                                       ------         ------         ------        -------         ------            -------
   Net Increase in Net Assets
     Resulting from Operations         $5,037         $4,974         $9,819        $11,596         $4,657            $11,863
                                       ======         ======         ======        =======         ======            =======

                   STATEMENTS OF OPERATIONS (000) (UNAUDITED)
                      For the Period Ended October 31, 1998

                                                            EQUITY        VALUE         EQUITY      BLUE CHIP
                                            BALANCED        INCOME       EQUITY         INDEX        EQUITY
                                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME:
   Dividends                                 $  362        $ 1,503      $  4,944        $405         $  830
   Interest                                   1,517            133           686          28            189
                                             ------        -------      --------        ----         ------
     Total Investment Income                  1,879          1,636         5,630         433          1,019
                                             ------        -------      --------        ----         ------

EXPENSES:
   Administrator Fees                            76             68           391          36             79
   Less: Waiver of Administrator Fees            --             --            --         (30)            --
   Investment Advisory Fees                     379            364         3,004          55            427
   Less: Waiver of Investment
     Advisory Fees                              (52)           (31)         (391)        (39)           (61)
   Custodian Fees                                17              7            57          13              8
   Transfer Agency Fees                           6              5            30           3              6
   Professional Fees                              5              6            27           2              5
   Registration Fees                              6              5             4          12             16
   Distribution Fees--Retail Class A             34              7             3           4            121
   Less: Waiver of Distribution Fees--
     Retail Class A                             (13)            (3)           (1)         (1)           (66)
   Distribution Fees--Retail Class B             --             --            --          --             --
   Distribution Fees--
     Institutional II Class                      --             --            --          --             --
   Printing Fees                                  7              7            32           2              6
   Trustee Fees                                  --              1             3          --              1
   Amortization of Deferred
     Organization Costs                           2              1             4           1              2
   Miscellaneous Fees                             4              2            10           2              2
   Shareholder Servicing Fees--
     Institutional Class                         75             76           449          40             58
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class                  (45)           (45)         (270)        (40)           (35)
   Shareholder Servicing Fees--
     Retail Class A                              13              3             1           1             33
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class A                       (13)            (3)           (1)         (1)           (33)
   Shareholder Servicing Fees--
     Retail Class B                              --             --            --          --             --
                                             ------        -------      --------        ----         ------
     Total Expenses                             501            470         3,352          60            569
                                             ------        -------      --------        ----         ------
   Net Investment Income (Loss)               1,378          1,166         2,278         373            450
                                             ------        -------      --------        ----         ------
   Net Realized Gain (Loss)
     on Investments                             355           (504)       (3,455)        100           (781)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments           (1,335)        (4,732)       23,825)        (27)          (268)
                                             ------        -------      --------        ----         ------
   Net Realized and Unrealized
     Gain (Loss) on Investments                (980)        (5,236)      (27,280)         73         (1,049)
                                             ------        -------      --------        ----         ------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations               $  398        $(4,070)     $(25,002)       $446           (599)
                                             ======        =======      ========        ====         ======

[dagger] Includes income from securities lending program. See Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

                   STATEMENTS OF OPERATIONS (000) (UNAUDITED)
                      For the Period Ended October 31, 1998

                                           BLUE CHIP      CAPITAL       MID-CAP      SMALL-CAP      INTERNATIONAL
                                            EQUITY         GROWTH        EQUITY       EQUITY       EQUITY SELECTION
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
                                           ---------     ---------     ---------     ---------     ----------------
INVESTMENT INCOME:
   Dividends                                $  830        $   251       $   286       $    26          $   199
   Interest                                    189             69            15            84               46
                                            ------        -------       -------       -------          -------
     Total Investment Income                 1,019            320           301           110              245
                                            ------        -------       -------       -------          -------

EXPENSES:
   Administrator Fees                           79             47            34            17               26
   Less: Waiver of Administrator Fees           --             --            --            --               --
   Investment Advisory Fees                    427            251           211           107              132
   Less: Waiver of Investment
     Advisory Fees                             (61)           (18)          (16)           (1)             (20)
   Custodian Fees                                8             (1)           13             9                5
   Transfer Agency Fees                          6              4             3             1                2
   Professional Fees                             5              3             3             1                2
   Registration Fees                            16              4             6             3                8
   Distribution Fees--Retail Class A           121             30            --             3                2
   Less: Waiver of Distribution Fees--
     Retail Class A                            (66)           (11)           --            (1)              (1)
   Distribution Fees--Retail Class B            --             --            --            --               --
   Distribution Fees--
     Institutional II Class                     --             --            --            --               --
   Printing Fees                                 6              4             4             2                2
   Trustee Fees                                  1             --            --            --               --
   Amortization of Deferred
     Organization Costs                          2              2             1            --                1
   Miscellaneous Fees                            2              1             3             1               --
   Shareholder Servicing Fees--
     Institutional Class                        58             42            40            19               30
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class                 (35)           (25)          (24)          (11)             (18)
   Shareholder Servicing Fees--
     Retail Class A                             33             11            --             1                1
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class A                      (33)           (11)           --            (1)              (1)
   Shareholder Servicing Fees--
     Retail Class B                             --             --            --            --               --
                                            ------        -------       -------       -------          -------
     Total Expenses                            569            333           278           150              171
                                            ------        -------       -------       -------          -------
   Net Investment Income (Loss)                450            (13)           23           (40)              74
                                            ------        -------       -------       -------          -------
   Net Realized Gain (Loss)
     on Investments                           (781)        (2,239)       (1,263)         (732)             (92)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments            (268)         1,950        (4,895)       (3,146)          (5,232)
                                            ------        -------       -------       -------          -------
   Net Realized and Unrealized
     Gain (Loss) on Investments             (1,049)          (289)       (6,158)       (3,878)          (5,324)
                                            ------        -------       -------       -------          -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                (599)       $  (302)      $(6,135)      $(3,918)         $(5,250)
                                            ======        =======       =======       =======          =======

              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                            For the Period Indicated

                                                 MONEY MARKET       TAX-FREE MONEY     U.S. GOVERNMENT MONEY   U.S. TREASURY MONEY
                                                   PORTFOLIO       MARKET PORTFOLIO       MARKET PORTFOLIO       MARKET PORTFOLIO
                                             -------------------  -------------------  ----------------------  -------------------
                                               5/1/98    5/1/97    5/1/98     5/1/97     5/1/98      5/1/97      5/1/98    5/1/97
                                                 to        to        to         to         to         to          to         to
                                             10/31/98   4/30/98   10/31/98   4/30/98    10/31/98     4/30/98   10/31/98   4/30/98
                                             -------------------  -------------------  ----------------------  -------------------
OPERATIONS:
   Net Investment Income                     $ 18,380   $ 28,442  $  2,369   $  4,841  $   37,937  $   72,156   $ 9,564   $ 18,700
   Net Realized Gain (Loss) on Investments          2        (12)       --         --           1          (2)       51        (45)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                 --         --        --         --          --          --        --         --
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Net Increase (Decrease)
     in Net Assets from Operations             18,382     28,430     2,369      4,841      37,938      72,154     9,615     18,655
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                       (8,922)   (14,677)   (1,337)    (3,344)    (33,240)    (66,224)   (6,515)   (13,110)
     Retail Class A                            (5,259)    (9,312)     (351)      (808)     (2,000)     (1,590)     (783)    (1,281)
     Retail Class B                                --         --        --         --          --          --        --         --
     Institutional II Class                    (4,200)    (4,453)     (681)      (688)     (2,687)     (4,316)   (2,266)    (4,309)
   Net Capital Gains
     Institutional Class                           --         --        --         --          --          --        --         --
     Retail Class A                                --         --        --         --          --          --        --         --
     Retail Class B                                --         --        --         --          --          --        --         --
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Distributions                        (18,381)   (28,442)   (2,369)    (4,840)    (37,927)    (72,130)   (9,564)   (18,700)
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                            481,624    678,729    47,890    129,030     877,477  $2,467,089   184,822    483,164
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                          --         --        --         --          --          --        --         --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --           5          21         3          6
     Shares Redeemed                         (287,986)  (771,203)  (57,648)  (107,675)   (780,158) (2,432,072) (154,243)  (446,375)
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Institutional Class Share
       Transactions                           193,638    (92,474)   (9,758)    21,355      97,324      35,038    30,582     36,795
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Retail Class A:
     Shares Issued                             87,121    436,117    34,496     84,889     180,586     160,166    20,531     69,512
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                          --         --        --         --          --          --        --         --
     Shares Issued in Lieu of Cash
       Distributions                            5,200      8,342       348        806          --          --       480        852
     Shares Redeemed                          (50,161)  (385,100)  (37,014)   (77,046)   (175,561)    (81,900)  (35,014)   (48,733)
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Retail Class A Share Transactions     42,160     59,359    (2,170)     8,649       5,025      78,266   (14,003)    21,631
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Retail Class B:
     Shares Issued                                 --         --        --         --          --          --        --         --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --          --        --         --
     Shares Redeemed                               --         --        --         --          --          --        --         --
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Retail Class B Share Transactions         --         --        --         --          --          --        --         --
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Institutional II Class:
     Shares Issued                            276,699    248,051    99,117     80,395     341,064     470,456   115,646    247,477
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --          --        --         --
     Shares Redeemed                         (165,891)  (228,716)   86,918)   (67,649)   (202,651)   (416,112) (108,541)  (216,118)
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Institutional II Class
       Share Transactions                     110,808     19,335    12,199     12,746     138,413      54,344     7,105     31,359
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                 346,606    (13,780)      271     42,750     240,762     167,648    23,684     89,785
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS      346,607    (13,792)      271     42,751     240,773     167,672    23,735     89,740
NET ASSETS:
   Beginning of period                        496,780    510,572   145,064    102,313   1,455,734   1,288,062   392,833    303,093
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   End of period                             $843,387   $496,780  $145,335   $145,064  $1,696,507  $1,455,734  $416,568   $392,833
                                             ========   ========  ========   ========  ==========  ==========  ========   ========

SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                            481,624    678,729    47,890    129,030     877,477   2,467,089   184,822    483,164
     Shares Issued in Conjunction
       with Acquisition of the
       ARK Pennsylvania Tax-Free Portfolio         --         --        --         --          --          --        --         --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --           5          21         3          6
     Shares Redeemed                         (287,986)  (771,203)  (57,648)  (107,675)   (780,158) (2,432,072) (154,243)  (446,375)
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Institutional Class Share
       Transactions                           193,638    (92,474)   (9,758)    21,355      97,324      35,038    30,582     36,795
                                             --------   --------  --------   --------  ----------  ----------  --------   ---------
   Retail Class A:
     Shares Issued                             87,121    436,117    34,496     84,889     180,586     160,166    20,531     69,512
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                          --         --        --         --          --          --        --         --
     Shares Issued in Lieu of Cash
       Distributions                            5,200      8,342       348        806          --          --       480        852
     Shares Redeemed                          (50,161)  (385,100)  (37,014)   (77,046)   (175,561)    (81,900)  (35,014)   (48,733)
                                             --------   --------  --------   --------  ----------  ----------  --------   ---------
   Total Retail Class A Share Transactions     42,160     59,359    (2,170)     8,649       5,025      78,266   (14,003)    21,631
                                             --------   --------  --------   -------- -----------  ----------  --------   ---------
   Retail Class B:
     Shares Issued                                 --         --        --         --          --          --        --         --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --          --        --         --
     Shares Redeemed                               --         --        --         --          --          --        --         --
                                             --------   --------  --------   --------  ----------  ----------  --------   --------
   Total Retail Class B Share Transactions         --         --        --         --          --          --        --         --
                                             --------   --------  --------   --------  ----------  ----------  --------   ---------
   Institutional II Class:
     Shares Issued                            276,699    248,051    99,117     80,395     341,064     470,456   115,646    247,477
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --          --        --         --
     Shares Redeemed                         (165,891)  (228,716)  (86,918)   (67,649)   (202,651)   (416,112) (108,541)  (216,118)
                                             --------   --------  --------   --------  ----------  ----------  --------   ---------
   Total Institutional II Class Share
       Transactions                           110,808     19,335    12,199     12,746     138,413      54,344     7,105     31,359
                                             --------   --------  --------   --------  ----------  ----------  --------   ---------
   Net Increase (Decrease) in Share
       Transactions                           346,606    (13,780)      271     42,750     240,762     167,648    23,684     89,785
                                             ========   ========  ========   ========  ==========  ==========  ========   ========

The accompanying notes are an integral part of the financial statements.

              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                            For the Period Indicated

                                                 SHORT-TERM                  SHORT-TERM                   MARYLAND
                                             TREASURY PORTFOLIO            BOND PORTFOLIO            TAX-FREE PORTFOLIO
                                             -------------------  -------------------------------  ---------------------
                                               5/1/98    5/1/97    5/1/98     3/1/98     3/1/97      5/1/98      5/1/97
                                                 to        to        to         to         to          to          to
                                             10/31/98   4/30/98   10/31/98    4/30/98   2/28/98     10/31/98    4/30/98
                                             -------------------  -------------------------------  ----------------------
OPERATIONS:
   Net Investment Income                     $  1,031   $  2,103  $  3,624   $  1,200  $    8,182   $  2,478    $  4,673
   Net Realized Gain (Loss) on Investments        183         62       305          1        (317)       359         541
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                591        357     1,108       (172)        584      2,137       2,461
                                             --------   --------  --------   --------  ----------   --------    --------
   Net Increase (Decrease)
     in Net Assets from Operations              1,805      2,522     5,037      1,029       8,449      4,974       7,675
                                             --------   --------  --------   --------  ----------   --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                         (687)    (1,221)   (3,611)    (1,203)     (8,140)    (1,904)     (3,834)
     Retail Class A                              (344)      (882)       --         --          --       (574)       (838)
     Retail Class B                                --         --        --         --          --         --          --
     Institutional II Class                        --         --        --         --          --         --          --
   Net Capital Gains
     Institutional Class                           --        (25)       --         --          --         --        (466)
     Retail Class A                                --        (18)       --         --          --         --        (121)
     Retail Class B                                --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Distributions                         (1,031)    (2,146)   (3,611)    (1,203)     (8,140)    (2,478)     (5,259)
                                             --------   --------  --------   --------  ----------   --------    --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                              5,213      4,390    15,711      3,424      25,180      9,303      11,869
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                          --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                               61         30     2,095        690       4,387         18         502
     Shares Redeemed                             (977)    (1,242)  (15,760)    (5,815)    (42,510)    (5,628)    (10,974)
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Institutional Class Share
       Transactions                             4,297      3,178     2,046     (1,701)    (12,943)     3,693       1,397
                                             --------   --------  --------   --------  ----------   --------    --------
   Retail Class A:
     Shares Issued                              1,422      2,600        --         --          --      5,653      22,144
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                          --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                              344        900        --         --          --        574         959
     Shares Redeemed                           (1,975)   (12,215)       --         --          --     (4,071)     (6,023)
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Retail Class A Share Transactions       (209)     8,715        --         --          --      2,156      17,080
                                             --------   --------  --------   --------  ----------   --------    --------
   Retail Class B:
     Shares Issued                                 --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --         --          --
     Shares Redeemed                               --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Retail Class B Share Transactions         --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Institutional II Class:
     Shares Issued                                 --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --         --          --
     Shares Redeemed                               --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Institutional II Class
       Share Transactions                          --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                   4,088     (5,537)    2,046     (1,701)    (12,943)     5,849      18,477
                                             --------   --------  --------   --------  ----------   --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS        4,862     (5,161)    3,472     (1,875)    (12,634)     8,345      20,893
NET ASSETS:
   Beginning of period                         39,339     44,500   131,669    133,544     146,178    108,498      87,605
                                             --------   --------  --------   --------  ----------   --------    --------
   End of period                             $ 44,201   $ 39,339  $135,141   $131,669  $  133,544   $116,843    $108,498
                                             ========   ========  ========   ========  ==========   ========    ========

SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                516        436     1,574        349       2,528        905       1,168
     Shares Issued in Conjunction
       with Acquisition of the
       ARK Pennsylvania Tax-Free Portfolio         --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                                6          3       209         69         441          2          49
     Shares Redeemed                              (96)      (123)   (1,577)      (594)     (4,263)      (551)     (1,081)
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Institutional Class Share
       Transactions                               426        316       206       (176)     (1,294)       356         136
                                             --------   --------  --------   --------  ----------   --------    --------
   Retail Class A:
     Shares Issued                                140        259        --         --          --        550       2,179
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                          --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                               34         90        --         --          --         56          94
     Shares Redeemed                             (195)    (1,217)       --         --          --       (396)       (591)
                                             --------   --------  --------   --------  ----------   --------   ---------
   Total Retail Class A Share Transactions        (21)      (868)       --         --          --        210       1,682
                                             --------   --------  --------   -------- -----------   --------    --------
   Retail Class B:
     Shares Issued                                 --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --         --          --
     Shares Redeemed                               --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Retail Class B Share Transactions         --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Institutional II Class:
     Shares Issued                                 --         --        --         --          --         --          --
     Shares Issued in Lieu of Cash
       Distributions                               --         --        --         --          --         --          --
     Shares Redeemed                               --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Total Institutional II Class Share
       Transactions                                --         --        --         --          --         --          --
                                             --------   --------  --------   --------  ----------   --------    --------
   Net Increase (Decrease) in Share
       Transactions                               405       (552)      206       (176)     (1,294)       566       1,818
                                             ========   ========  ========   ========  ==========   ========    ========



                                                       PENNSYLVANIA                   INCOME         INTERMEDIATE FIXED
                                                     TAX-FREE PORTFOLIO              PORTFOLIO        INCOME PORTFOLIO
                                              -------------------------------  ------------------- ---------------------
                                               5/1/98     3/1/98     3/1/97      5/1/98    5/1/97    5/1/98      5/1/97
                                                 to         to         to          to        to        to          to
                                              10/31/98    4/30/98   2/28/98    10/31/98   4/30/98   10/31/98    4/30/98
                                              -------------------------------  ------------------- ----------------------
OPERATIONS:
   Net Investment Income                      $  4,475   $  1,346  $    9,075  $ 10,219   $ 16,979  $  2,577    $  4,721
   Net Realized Gain (Loss) on Investments         965        384       1,985       808      3,238       249         356
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments               4,379     (3,114)      2,425       569      7,153     1,831       1,393
                                              --------   --------  ----------  --------   --------  --------    --------
   Net Increase (Decrease)
     in Net Assets from Operations               9,819     (1,384)     13,485    11,596     27,370     4,657       6,470
                                              --------   --------  ----------  --------   --------  --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                        (4,395)    (1,421)     (9,058)   (9,926)   (16,640)   (2,569)     (4,723)
     Retail Class A                                (56)       (11)       (530)     (210)      (324)       --          --
     Retail Class B                                 --         --          --        --         --        --          --
     Institutional II Class                         --         --          --        --         --        --          --
   Net Capital Gains
     Institutional Class                            --        (85)         --        --         --        --        (206)
     Retail Class A                                 --         --          --        --         --        --          --
     Retail Class B                                 --         --          --        --         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Distributions                          (4,451)    (1,517)     (9,588)  (10,136)   (16,964)   (2,569)     (4,929)
                                              --------   --------  ----------  --------   --------  --------    --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                               8,564      1,992      23,203    30,935     95,431    13,150      17,828
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                           --     24,789          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                35          5          17     6,723     10,893       185         303
     Shares Redeemed                            (9,189)    (4,056)    (53,188)  (26,434)   (37,186)   (5,442)    (11,670)
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Institutional Class Share
       Transactions                               (590)   (22,730)    (29,968)   11,224     69,138     7,893       6,461
                                              --------   --------  ----------  --------   --------  --------    --------
   Retail Class A:
     Shares Issued                                 681        216          --     1,622      3,976        --          --
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                           --      2,600          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                53         10          --       193        324        --          --
     Shares Redeemed                              (398)      (218)         --      (587)    (1,719)       --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Retail Class A Share Transactions         336      2,608          --     1,228      2,581        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Retail Class B:                                                                   66
     Shares Issued                                  --         --          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                --         --          --        --         --        --          --
     Shares Redeemed                                --         --          --       (11)        --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Retail Class B Share Transactions          --         --          --        55         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Institutional II Class:
     Shares Issued                                  --         --          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                --         --          --        --         --        --          --
     Shares Redeemed                                --         --          --        --         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Institutional II Class
       Share Transactions                           --         --          --        --         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                     (254)    25,338     (29,968)   12,507     71,719     7,893       6,461
                                              --------   --------  ----------  --------   --------  --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS         5,114     22,437     (26,071)   13,967     82,125     9,981       8,002
NET ASSETS:
   Beginning of period                         217,759    195,332     221,393   329,193    247,068    84,328      76,326
                                              --------   --------  ----------  --------   --------  --------    --------
   End of period                              $222,873   $217,759  $  195,322  $343,160   $329,193  $ 94,309    $ 84,328
                                              ========   ========  ==========  ========   ========  ========    ========

SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                 831        207       2,308     2,996      9,322     1,303       1,782
     Shares Issued in Conjunction
       with Acquisition of the
       ARK Pennsylvania Tax-Free Portfolio          --      2,427          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                 3          1           2       650      1,072        18          30
     Shares Redeemed                              (890)      (409)     (5,265)   (2,542)    (3,679)     (539)     (1,168)
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Institutional Class Share
       Transactions                                (56)     2,226      (2,955)    1,104      6,715       782         644
                                              --------   --------  ----------  --------   --------  --------    --------
   Retail Class A:
     Shares Issued                                  66         21          --       155        387        --          --
     Shares Issued in Conjunction with
       Acquisition of the ARK Pennsylvania
       Tax-Free Portfolio                           --        253          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                 5          1          --        18         32        --          --
     Shares Redeemed                               (39)       (21)         --       (56)      (167)       --          --
                                              --------   --------  ----------  --------   --------  --------   ---------
   Total Retail Class A Share Transactions          32        254          --      (117)      (252)       --          --
                                              --------   -------- -----------  --------   --------  --------    --------
   Retail Class B:
     Shares Issued                                  --         --          --         6         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                --         --          --        --         --        --          --
     Shares Redeemed                                --         --          --        (1)        --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Retail Class B Share Transactions          --         --          --         5         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Institutional II Class:
     Shares Issued                                  --         --          --        --         --        --          --
     Shares Issued in Lieu of Cash
       Distributions                                --         --          --        --         --        --          --
     Shares Redeemed                                --         --          --        --         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Total Institutional II Class Share
       Transactions                                 --         --          --        --         --        --          --
                                              --------   --------  ----------  --------   --------  --------    --------
   Net Increase (Decrease) in Share
       Transactions                                (24)     2,480      (2,955)    1,226     (6,967)      782         644
                                              ========   ========  ==========  ========   ========  ========    ========

              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                            For the Period Indicated

                                                                                                                     EQUITY
                                                        U.S. GOVERNMENT                  BALANCED                    INCOME
                                                        BOND PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                            -----------------------------------   -----------------------   ------------------------
                                               5/1/98      3/1/98      3/1/97        5/1/98      5/1/97        5/1/98       5/1/97
                                            to 10/31/98  to 4/30/98  to 2/28/98   to 10/31/98  to 4/30/98   to 10/31/98   to 4/30/98
                                            -----------  ----------  ----------   -----------  ----------   -----------   ----------
OPERATIONS:
   Net Investment Income (Loss)               $  7,610    $  2,684    $ 18,555      $  1,378    $  2,314      $  1,166     $  2,547
   Net Realized Gain (Loss)
       on Investments                              114          86        (923)          355      10,217          (504)       9,065
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments              4,139        (325)      2,239        (1,335)     13,045        (4,732)      15,858
                                              --------    --------    --------      --------    --------      --------     --------
   Net Increase (Decrease) in Net Assets
     from Operations                            11,863       2,445      19,871           398      25,576        (4,070)      27,470
                                              --------    --------    --------      --------    --------      --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                        (7,491)     (2,684)    (18,542)       (1,136)     (2,071)       (1,131)      (2,505)
     Retail Class A                                 (6)         --          --          (179)       (233)          (36)         (43)
     Retail Class B                                 --          --          --            --          --            --           --
     Institutional II Class                         --          --          --            --          --            --           --
   Net Capital Gains
     Institutional Class                            --          --          --            --      (8,182)           --       (9,335)
     Retail Class A                                 --          --          --            --      (1,083)           --         (225)
     Retail Class B                                 --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
   Total Distributions                          (7,497)     (2,684)    (18,542)       (1,315)    (11,569)       (1,167)     (12,108)
                                              --------    --------    --------      --------    --------      --------     --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                              10,895       6,075      69,240        17,270      15,826         2,896        9,302
     Shares Issued in Conjunction with
       Acquisition of the ARK
       Stock Portfolio                              --          --          --            --          --            --           --
     Shares Issued in Lieu of
     Cash Distributions                          2,166         758       5,185         1,115      10,175            25        9,363
       240
     Shares Redeemed                           (16,577)     (5,543)    (70,231)      (10,458)    (18,845)       (5,248)     (11,250)
                                              --------    --------    --------      --------    --------      --------     --------
   Total Institutional Class
   Share Transactions                           (3,516)      1,290       4,194         7,927       7,156        (2,327)       7,415
                                               --------    --------    --------      --------    --------      --------     --------
   Retail Class A:
     Shares Issued                                 653          30          --         5,313       9,134           511        3,410
     Shares Issued in Lieu of
     Cash Distributions                              4          --          --           176       1,316            36          267
       Shares Redeemed                            (126)         --          --        (2,084)     (2,832)         (347)        (330)
                                              --------    --------    --------      --------    --------      --------     --------
   Total Retail Class A
   Share Transactions                              531          30          --         3,405       7,618           200        3,347
                                              --------    --------    --------      --------    --------      --------     --------
   Retail Class B:
     Shares Issued                                  --          --          --           181          --            --           --
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --             1          --            --           --
       Shares Redeemed                              --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
   Total Retail Class B Share Transactions          --          --          --           182          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
   Institutional II Class:
     Shares Issued                                  --          --          --            --          --            --           --
     Shares Issued in Lieu of |
     Cash Distributions                             --          --          --            --          --            --           --
      Shares Redeemed                               --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
   Total Institutional II Class
   Share Transactions                               --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
   Increase (Decrease) in Net Assets
     from Shareholder Transactions              (2,985)      1,320       4,194        11,514      14,774        (2,127)      10,762
                                              --------    --------    --------      --------    --------      --------     --------
   NET INCREASE (DECREASE) IN NET ASSETS         1,381       1,081       5,523        10,597      28,781        (7,364)      26,124
NET ASSETS:
   Beginning of period                         265,646     264,565     259,042       111,932      83,151       110,071       83,947
                                              --------    --------    --------      --------    --------      --------     --------
   End of period                              $267,027    $265,646    $264,565      $122,529    $111,932      $102,707     $110,071
                                              ========    ========    ========      ========    ========      ========     ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                               1,097         618       7,072         1,322       1,229           243          767
     Shares Issued in Conjunction with
       Acquisition of the ARK
       Stock Portfolio                              --          --          --            --          --            --           --
       Shares Issued in Lieu of
     Cash Distributions                            217          77         529            86         848             2          810
       Shares Redeemed                          (1,666)       (564)     (7,146)         (776)     (1,497)         (444)        (930)
                                              --------    --------    --------      --------    --------      --------     --------
     Total Institutional Class
     Share Transactions                           (352)        131         455           632         580          (199)         647
                                              --------    --------    --------      --------    --------      --------     --------
   Retail Class A:
     Shares Issued                                  65           3          --           405         716            43          278
     Shares Issued in Lieu of
     Cash Distributions                              1          --          --            14         110             3           23
       Shares Redeemed                             (13)         --          --          (162)       (224)          (30)         (27)
                                              --------    --------    --------      --------    --------      --------     --------
     Total Retail Class A
     Share Transactions                             53           3          --           257         602            16          274
                                              --------    --------    --------      --------    --------      --------     --------
   Retail Class B:
     Shares Issued                                  --          --          --            15          --            --           --
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --            --          --            --           --
         Shares Redeemed                            --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
     Total Retail Class B
     Share Transactions                             --          --          --            15          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
   Institutional II Class:
     Shares Issued                                  --          --          --            --          --            --           --
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --            --          --            --           --
        Shares Redeemed                             --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
     Total Institutional II Class
     Share Transactions                             --          --          --            --          --            --           --
                                              --------    --------    --------      --------    --------      --------     --------
     Net Increase (Decrease) in
     Share Transactions                           (299)        134         455           904       1,182          (183)         921
                                              ========    ========    ========      ========    ========      ========     ========

                                                          VALUE                           EQUITY
                                                         EQUITY                           INDEX
                                                        PORTFOLIO                       PORTFOLIO
                                            -----------------------------------   -----------------------
                                               5/1/98      3/1/98      3/1/97        5/1/98      5/1/97
                                            to 10/31/98  to 4/30/98  to 2/28/98   to 10/31/98  to 4/30/98
                                            -----------  ----------  ----------   -----------  ----------
OPERATIONS:
   Net Investment Income (Loss)               $  2,278    $    652    $  6,834      $    373    $    283
    Net Realized Gain (Loss)
       on Investments                           (3,455)      5,752      80,123           100         420
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments            (23,825)     19,421      71,490           (27)      5,405
                                              --------    --------    --------      --------    --------
   Net Increase (Decrease) in Net Assets
     from Operations                           (25,002)     25,825     158,447           446       6,108
                                              --------    --------    --------      --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                        (2,313)       (512)     (6,768)         (359)       (242)
     Retail Class A                                 (7)         --          --           (10)         (3)
     Retail Class B                                 --          --          --            --          --
     Institutional II Class                         --          --          --            --          --
   Net Capital Gains
     Institutional Class                            --      (1,196)    (59,362)           --          --
     Retail Class A                                 --          --          --            --          --
     Retail Class B                                 --          --          --            --          --
                                              --------    --------    --------      --------    --------
   Total Distributions                          (2,320)     (1,708)    (66,130)         (369)       (245)
                                              --------    --------    --------      --------    --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                              10,436       6,964      81,207        18,591      40,712
     Shares Issued in Conjunction with
       Acquisition of the ARK
       Stock Portfolio                              --      44,621          --            --          --
         Shares Issued in Lieu of
     Cash Distributions                            961         765      32,139           320         240
         Shares Redeemed                       (51,915)     (8,420)   (169,398)       (2,322)     (1,184)
                                              --------    --------    --------      --------    --------
   Total Institutional Class
   Share Transactions                          (40,518)     43,930     (56,052)       16,589      39,768
                                              --------    --------    --------      --------    --------
   Retail Class A:
     Shares Issued                               2,413         228          --           833       1,420
     Shares Issued in Lieu of
     Cash Distributions                              3          --          --            10           4
         Shares Redeemed                          (715)         --          --           (94)       (107)
                                              --------    --------    --------      --------    --------
   Total Retail Class A
   Share Transactions                            1,701         228          --           749       1,317
                                              --------    --------    --------      --------    --------
   Retail Class B:
     Shares Issued                                   8          --          --            --          --
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --            --          --
       Shares Redeemed                              --          --          --            --          --
                                              --------    --------    --------      --------    --------
   Total Retail Class B Share Transactions           8          --          --            --          --
                                              --------    --------    --------      --------    --------
   Institutional II Class:
     Shares Issued                                  --          --          --            --          --
     Shares Issued in Lieu of |
     Cash Distributions                             --          --          --            --          --
      Shares Redeemed                               --          --          --            --          --
                                              --------    --------    --------      --------    --------
   Total Institutional II Class
   Share Transactions                               --          --          --            --          --
                                              --------    --------    --------      --------    --------
   Increase (Decrease) in Net Assets
     from Shareholder Transactions             (38,809)     44,158     (56,052)       17,338      41,085
                                              --------    --------    --------      --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS       (66,131)     68,275      36,265        17,415      46,948
NET ASSETS:
   Beginning of period                         645,429     577,154     540,889        46,948          --
                                              --------    --------    --------      --------    --------
   End of period                              $579,298    $645,429    $577,154      $ 64,363    $ 46,948
                                              ========    ========    ========      ========    ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                 744         470       6,184         1,639       4,019
     Shares Issued in Conjunction with
       Acquisition of the ARK
       Stock Portfolio                              --       3,061          --            --          --
        Shares Issued in Lieu of
     Cash Distributions                             70          53       2,486            28          22
       Shares Redeemed                          (3,775)       (586)    (12,877)         (202)       (111)
                                              --------    --------    --------      --------    --------
     Total Institutional Class
     Share Transactions                         (2,961)      2,998      (4,207)        1,465       3,930
                                              --------    --------    --------      --------    --------
   Retail Class A:
     Shares Issued                                 169          16          --            73         132
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --             1          --
         Shares Redeemed                           (52)         --          --            (8)        (10)
                                              --------    --------    --------      --------    --------
     Total Retail Class A
     Share Transactions                            117          16          --            66         122
                                              --------    --------    --------      --------    --------
   Retail Class B:
     Shares Issued                                   1          --          --            --          --
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --            --          --
        Shares Redeemed                             --          --          --            --          --
                                              --------    --------    --------      --------    --------
     Total Retail Class B
     Share Transactions                              1          --          --            --          --
                                              --------    --------    --------      --------    --------
   Institutional II Class:
     Shares Issued                                  --          --          --            --          --
     Shares Issued in Lieu of
     Cash Distributions                             --          --          --            --          --
       Shares Redeemed                              --          --          --            --          --
                                              --------    --------    --------      --------    --------
     Total Institutional II Class
     Share Transactions                             --          --          --            --          --
                                              --------    --------    --------      --------    --------
     Net Increase (Decrease) in
     Share Transactions                         (2,843)      3,014      (4,207)        1,531       4,052
                                              ========    ========    ========      ========    ========

The accompanying notes are an integral part of the financial statements.
92

              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                            For the Period Indicated

                                                BLUE CHIP                     CAPITAL                     MID-CAP
                                                 EQUITY                       GROWTH                      EQUITY
                                               PORTFOLIO                     PORTFOLIO                   PORTFOLIO
                                          ------------------------   ------------------------   ------------------------
                                            5/1/98        5/1/97       5/1/98        5/1/97       5/1/98         5/1/97
                                          to 10/31/98   to 4/30/98   to 10/31/98   to 4/30/98   to 10/31/98   to 4/30/98
                                          -----------   ----------   -----------   ----------   -----------   ----------
OPERATIONS:
   Net Investment Income (Loss)            $     450     $    671     $    (13)     $     41     $     23      $    123
   Net Realized Gain (Loss)                     (781)       3,473       (2,239)        6,670       (1,263)        4,248
       on Investments
     Net Change in Unrealized Appreciation
      (Depreciation) on Investments             (268)      21,036        1,950        11,791       (4,895)       10,632
                                           ---------     --------     --------      --------     --------      --------
   Net Increase (Decrease) in Net Assets
     from Operations                            (599)      25,180        (302)       18,502       (6,135)       15,003
                                           ---------     --------     --------      --------     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
       Institutional Class                      (301)        (448)          --          (113)         (12)         (129)
       Retail Class A                           (124)        (202)          --           (14)          --            --
       Retail Class B                             --           --           --            --           --            --
       Institutional II Class                     --           --           --            --           --            --
   Net Capital Gains
       Institutional Class                        --         (302)          --        (5,271)          --        (2,376)
       Retail Class A                             --           --           --            --           --            --
       Retail Class B                             --         (186)          --        (1,458)          --            --
                                           ---------     --------     --------      --------     --------      --------
       Total Distributions                      (425)      (1,138)          --        (6,856)         (12)       (2,505)
                                           ---------     --------     --------      --------     --------      --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
       Shares Issued                          24,029       19,277       15,076        14,093        7,044        19,182
       Shares Issued in Conjunction
         with Acquisition of the
         ARK Stock Portfolio                      --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
       Shares Issued in Lieu of
         Cash Distributions                      163          541           --         5,377            5         2,415
       Shares Redeemed                        (3,618)      (3,952)      (5,157)       (4,689)      (5,874)       (2,310)
                                           ---------     --------     --------      --------     --------      --------
   Total Institutional Class Share
     Transactions                             20,574       15,866        9,919         6,725        2,360        15,723
                                           ---------     --------     --------      --------     --------      --------
   Retail Class A:
       Shares Issued                           6,483       25,471        2,687         7,125           --            --
       Shares Issued in Lieu of
         Cash Distributions                      122          388        1,472            --           --            --
       Shares Redeemed                        (4,692)      (4,308)      (1,272)       (1,717)          --            --
                                           ---------     --------     --------      --------     --------      --------
   Total Retail Class A
     Share Transactions                        1,913       21,551        1,415         6,880           --            --
                                           ---------     --------     --------      --------     --------      --------
   Retail Class B:
       Shares Issued                             426           --          141            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                       --           --           --            --           --            --
       Shares Redeemed                            --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
   Total Retail Class B
     Share Transactions                          426           --          141            --           --            --
                                           ---------     --------     --------      --------     --------      --------
   Institutional II Class:
       Shares Issued                              --           --           --            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                       --           --           --            --           --            --
       Shares Redeemed                            --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
   Total Institutional II Class
     Share Transactions                           --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                 22,913       37,417       11,475        13,605        2,360        15,723
                                           ---------     --------     --------      --------     --------      --------
   NET INCREASE (DECREASE) IN NET ASSETS      21,889       61,459       11,173        25,251       (3,787)       28,221

NET ASSETS:
   Beginning of period                       110,360       48,901       65,016        39,765       55,280        27,059
                                           ---------     --------     --------      --------     --------      --------
   End of period                           $ 132,249     $110,360     $ 76,189      $ 65,016     $ 51,493      $ 55,280
                                           =========     ========     ========      ========     ========      ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
       Shares Issued                           1,437        1,297        1,024         1,020          530         1,536
       Shares Issued in Conjunction with
         Acquisition of the ARK Stock
         Portfolio                                --           --           --            --           --            --
       Shares Issued in Lieu of
         Cash Distribution                        10           36           --           433            1           200
       Shares Redeemed                          (223)        (270)        (351)         (923)        (380)         (480)
                                           ---------     --------     --------      --------     --------      --------
       Total Institutional Class
         Share Transactions                    1,224        1,063          673           530          151         1,256
                                           ---------     --------     --------      --------     --------      --------
   Retail Class A:
       Shares Issued                             387        1,746          183           504           --            --
       Shares Issued in Lieu of
         Cash Distributions                        8           26           --           119           --            --
       Shares Redeemed                          (287)        (289)         (88)         (123)          --            --
                                           ---------     --------     --------      --------     --------      --------
       Total Retail Class B
         Share Transactions                      108        1,483           95           500           --            --
                                           ---------     --------     --------      --------     --------      --------
   Retail Class B:
       Shares Issued                              27           --           10            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                       --           --           --            --           --            --
       Shares Redeemed                            --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
       Total Retail Class B
         Share Transactions                       27           --           10            --           --            --
                                           ---------     --------     --------      --------     --------      --------
   Institutional II Class:
       Shares Issued                              --           --           --            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                       --           --           --            --           --            --
       Shares Redeemed                            --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
       Total Institutional II Class
         Share Transactions                       --           --           --            --           --            --
                                           ---------     --------     --------      --------     --------      --------
       Net Increase (Decrease) in
         Share Transactions                    1,359        2,546          778         1,030          151         1,256
                                           =========     ========     ========      ========     ========      ========



              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                            For the Period Indicated

                                                     SMALL-CAP                INTERNATIONAL
                                                      EQUITY                EQUITY SELECTION
                                                     PORTFOLIO                  PORTFOLIO
                                             ------------------------   ------------------------
                                                5/1/98       5/1/97        5/1/98       3/1/98
                                             to 10/31/98   to 4/30/98   to 10/31/98   to 4/30/98
                                             -----------   ----------   -----------   ----------
OPERATIONS:
   Net Investment Income (Loss)               $    (40)     $    (64)    $     74      $    (34)
   Net Realized Gain (Loss)                       (732)        4,416          (92)           48
       on Investments
     Net Change in Unrealized Appreciation
      (Depreciation) on Investments             (3,146)        4,818       (5,232)        2,204
                                              --------      --------     --------      --------
   Net Increase (Decrease) in Net Assets
     from Operations                           (3,918)        9,170       (5,250)        2,218
                                              --------      --------     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
       Institutional Class                          --            --           --            --
       Retail Class A                               --            --           --            --
       Retail Class B                               --            --           --            --
       Institutional II Class                       --            --           --            --
   Net Capital Gains
       Institutional Class                          --        (1,266)          --            --
       Retail Class A                               --            --           --            --
       Retail Class B                               --           (93)          --            --
                                              --------      --------     --------      --------
       Total Distributions                          --        (1,359)          --            --
                                              --------      --------     --------      --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
       Shares Issued                             1,648         4,789        3,252         3,794
       Shares Issued in Conjunction
         with Acquisition of the
         ARK Stock Portfolio                        --            --           --            --
        Shares Issued in Lieu of
         Cash Distributions                         --         1,198           --            --
       Shares Redeemed                          (2,310)       (3,721)      (5,171)         (360)
                                              --------      --------     --------      --------
   Total Institutional Class Share
     Transactions                                 (662)        2,266       (1,919)        3,434
                                              --------      --------     --------      --------
   Retail Class A:
       Shares Issued                               372           541        1,300            13
       Shares Issued in Lieu of
         Cash Distributions                         93            93           --
       Shares Redeemed                            (190)         (307)          (1)           --
                                              --------      --------     --------      --------
   Total Retail Class A
     Share Transactions                            182           327        1,299            13
                                              --------      --------     --------      --------
   Retail Class B:
       Shares Issued                                --            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                         --            --           --            --
       Shares Redeemed                              --            --           --            --
                                              --------      --------     --------      --------
   Total Retail Class B
     Share Transactions                             --            --           --            --
                                              --------      --------     --------      --------
   Institutional II Class:
       Shares Issued                                --            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                         --            --           --            --
       Shares Redeemed                              --            --           --            --
                                              --------      --------     --------      --------
   Total Institutional II Class
     Share Transactions                             --            --           --            --
                                              --------      --------     --------      --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                     (480)        2,593         (620)        3,447
                                              --------      --------     --------      --------
   NET INCREASE (DECREASE) IN NET ASSETS        (4,398)       10,404       (5,870)        5,665

NET ASSETS:
   Beginning of period                          29,225        18,821       41,523        35,858
                                              --------      --------     --------      --------
   End of period                              $ 24,827      $ 29,225     $ 35,653      $ 41,523
                                              ========      ========     ========      ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
       Shares Issued                              154           449          295           333
       Shares Issued in Conjunction with
         Acquisition of the ARK Stock
         Portfolio                                  --            --           --            --
       Shares Issued in Lieu of
         Cash Distribution                          --           124           --            --
       Shares Redeemed                            (235)         (345)        (523)          (32)
                                              --------      --------     --------      --------
       Total Institutional Class
         Share Transactions                        (81)          228         (228)          301
                                              --------      --------     --------      --------
   Retail Class A:
       Shares Issued                                35            50          114             1
       Shares Issued in Lieu of
         Cash Distributions                         --            10           --            --
       Shares Redeemed                             (18)          (29)          --            --
                                              --------      --------     --------      --------
       Total Retail Class B
         Share Transactions                         17            31          114             1
                                              --------      --------     --------      --------
   Retail Class B:
       Shares Issued                                --            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                         --            --           --            --
       Shares Redeemed                              --            --           --            --
                                              --------      --------     --------      --------
       Total Retail Class B
         Share Transactions                         --            --           --            --
                                              --------      --------     --------      --------
   Institutional II Class:
       Shares Issued                                --            --           --            --
       Shares Issued in Lieu of
         Cash Distributions                         --            --           --            --
       Shares Redeemed                              --            --           --            --
                                              --------      --------     --------      --------
       Total Institutional II Class
         Share Transactions                         --            --           --            --
                                              --------      --------     --------      --------
       Net Increase (Decrease) in
         Share Transactions                        (64)          259         (114)          302
                                              ========      ========     ========      ========

                              FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Period Ended October 31, 1998
                  (Unaudited) and the Periods Ended April 30,

                                          REALIZED
                                            AND
            NET ASSET                    UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                      RATIO OF
              VALUE,          NET         GAINS OR         FROM NET        FROM     NET ASSET              NET ASSETS     EXPENSES
            BEGINNING      INVESTMENT     (LOSSES)        INVESTMENT      CAPITAL  VALUE, END    TOTAL       END OF      TO AVERAGE
            OF PERIOD       INCOME     AN INVESTMENTS       INCOME         GAINS    OF PERIOD   RETURN(A) PERIOD (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
----------------------
MONEY MARKET PORTFOLIO
----------------------

  INSTITUTIONAL CLASS
  1998*       $1.00          0.03            --             (0.03)           --        $1.00      5.40%    $  420,115       0.37%
  1998         1.00          0.05            --             (0.05)           --         1.00      5.55        226,439       0.33
  1997         1.00          0.05            --             (0.05)           --         1.00      5.36        318,919       0.28
  1996         1.00          0.06            --             (0.06)           --         1.00      5.78        348,343       0.25
  1995         1.00          0.05            --             (0.05)           --         1.00      5.13        277,859       0.20
  1994 (1)     1.00          0.03            --             (0.03)           --         1.00      2.80+       197,162       0.26*
  RETAIL CLASS A
  1998*       $1.00          0.03            --             (0.03)           --        $1.00      5.14%    $  230,209       0.62%
  1998         1.00          0.05            --             (0.05)           --         1.00      5.25        188,048       0.62
  1997         1.00          0.05            --             (0.05)           --         1.00      5.03        128,693       0.59
  1996         1.00          0.05            --             (0.05)           --         1.00      5.44        104,703       0.58
  1995         1.00          0.05            --             (0.05)           --         1.00      4.69         51,081       0.45
  1994 (2)     1.00            --            --               --             --         1.00      0.42+            12       1.16*
  INSTITUTIONAL II CLASS
  1998*       $1.00          0.03            --             (0.03)           --        $1.00      5.36%    $  193,063       0.41%
  1998         1.00          0.05            --             (0.05)           --         1.00      5.47         82,293       0.41
  1997         1.00          0.05            --             (0.05)           --         1.00      5.25         62,960       0.38
  1996 (3)     1.00          0.04            --             (0.04)           --         1.00      4.33+        28,790       0.36*

-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------

  INSTITUTIONAL CLASS
  1998*       $1.00          0.02            --             (0.02)           --        $1.00      3.20%    $   80,689       0.37%
  1998         1.00          0.03            --             (0.03)           --         1.00      3.45         90,446       0.32
  1997         1.00          0.03            --             (0.03)           --         1.00      3.29         69,091       0.28
  1996         1.00          0.04            --             (0.04)           --         1.00      3.61         74,739       0.22
  1995         1.00          0.03            --             (0.03)           --         1.00      3.24         64,112       0.22
  1994 (1)     1.00          0.02            --             (0.02)           --         1.00      1.87+        66,692       0.35*
  RETAIL CLASS A
  1998*       $1.00          0.01            --             (0.01)           --        $1.00      2.94%    $   22,973       0.62%
  1998         1.00          0.03            --             (0.03)           --         1.00      3.16         25,144       0.61
  1997         1.00          0.03            --             (0.03)           --         1.00      3.01         16,495       0.55
  1996         1.00          0.03            --             (0.03)           --         1.00      3.53         16,179       0.34
  1995         1.00          0.03            --             (0.03)           --         1.00      2.74          2,491       0.75
  1994 (4)     1.00            --            --             --               --         1.00      0.20+            50       1.25*
  INSTITUTIONAL II CLASS
  1998*       $1.00          0.02            --             (0.02)           --        $1.00      3.15%    $   41,673       0.40%
  1998         1.00          0.03            --             (0.03)           --         1.00      3.37         29,474       0.40
  1997         1.00          0.03            --             (0.03)           --         1.00      3.19         16,727       0.38
  1996 (5)     1.00          0.02            --             (0.02)           --         1.00      2.62+         9,387       0.33*

--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------

  INSTITUTIONAL CLASS
  1998*       $1.00          0.03            --             (0.03)           --        $1.00      5.26%    $1,383,174       0.40%
  1998         1.00          0.05            --             (0.05)           --         1.00      5.42      1,285,840       0.35
  1997         1.00          0.05            --             (0.05)           --         1.00      5.22      1,250,778       0.32
  1996         1.00          0.05            --             (0.05)           --         1.00      5.64      1,043,758       0.31
  1995         1.00          0.05            --             (0.05)           --         1.00      5.00        651,113       0.25
  1994 (1)     1.00          0.03            --             (0.03)           --         1.00      2.70+       271,437       0.35*
  RETAIL CLASS A
  1998*       $1.00          0.02            --             (0.02)           --        $1.00      5.00%    $   83,290       0.64%
  1998 (21)    1.00          0.04            --             (0.04)           --         1.00      5.19         78,265       0.67*
  INSTITUTIONAL II CLASS
  1998*       $1.00          0.03            --             (0.03)           --        $1.00      5.22%    $  230,043       0.44%
  1998         1.00          0.05            --             (0.05)           --         1.00      5.33         91,629       0.44
  1997         1.00          0.05            --             (0.05)           --         1.00      5.12         37,284       0.42
  1996 (5)     1.00          0.04            --             (0.04)           --         1.00      4.11+        17,027       0.41*


                               RATIO
           RATIO OF NET     OF EXPENSES
             INVESTMENT      TO AVERAGE
               INCOME        NET ASSETS
             TO AVERAGE      (EXCLUDING
             NET ASSETS        WAIVERS)
---------------------------------------

----------------------
MONEY MARKET PORTFOLIO
----------------------

  INSTITUTIONAL CLASS
  1998*        5.27%           0.60%
  1998         5.41            0.50
  1997         5.23            0.43
  1996         5.62            0.44
  1995         5.13            0.46
  1994 (1)     3.16*           0.52*
  RETAIL CLASS A
  1998*        5.02%           0.85%
  1998         5.13            0.85
  1997         4.92            0.83
  1996         5.25            0.77
  1995         4.88            0.97
  1994 (2)     2.26*         592.55*
  INSTITUTIONAL II CLASS
  1998*        5.22%           0.55%
  1998         5.33            0.55
  1997         5.14            0.53
  1996 (3)     5.37*           0.55*

-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------

  INSTITUTIONAL CLASS
  1998*        3.15%           0.62%
  1998         3.39            0.51
  1997         3.23            0.44
  1996         3.54            0.45
  1995         3.21            0.47
  1994 (1)     2.10*           0.53*
  RETAIL CLASS
  1998*        2.90%           0.87%
  1998         3.11            0.86
  1997         2.97            0.84
  1996         3.33            0.90
  1995         2.68            2.94
  1994 (4)     1.20*          32.17*
  INSTITUTIONAL II CLASS
  1998*        3.10%           0.56%
  1998         3.31            0.56
  1997         3.14            0.54
  1996 (5)     3.35*           0.58*

--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------

  INSTITUTIONAL CLASS
  1998*        5.14%           0.60%
  1998         5.29            0.49
  1997         5.10            0.43
  1996         5.45            0.44
  1995         5.09            0.47
  1994 (1)     3.03*           0.62*
  RETAIL CLASS A
  1998*        4.89%           0.84%
  1998 (21)    4.98*           0.87*
  INSTITUTIONAL II CLASS
  1998*        5.09%           0.55%
  1998         5.21            0.55
  1997         5.01            0.53
  1996 (5)     5.25*           0.56*

                              FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Period Ended October 31, 1998
                  (Unaudited) and the Periods Ended April 30,

                                          REALIZED
                                            AND
            NET ASSET                    UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                      RATIO OF
              VALUE,          NET         GAINS OR         FROM NET        FROM     NET ASSET              NET ASSETS     EXPENSES
            BEGINNING      INVESTMENT     (LOSSES)        INVESTMENT      CAPITAL  VALUE, END    TOTAL       END OF      TO AVERAGE
            OF PERIOD       INCOME     AN INVESTMENTS        INCOME         GAINS    OF PERIOD   RETURN(A) PERIOD (000)   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------

  INSTITUTIONAL CLASS
  1998*       $1.00          0.02            --             (0.02)           --       $ 1.00      4.84%     $ 293,303       0.44%
  1998         1.00          0.05            --             (0.05)           --         1.00      5.08        262,687       0.40
  1997         1.00          0.05            --             (0.05)           --         1.00      5.00        225,924       0.37
  1996         1.00          0.05            --             (0.05)           --         1.00      5.32        275,259       0.36
  1995         1.00          0.05            --             (0.05)           --         1.00      4.60        221,069       0.38
  1994 (1)     1.00          0.03            --             (0.03)           --         1.00      2.48+       137,826       0.43*
  RETAIL CLASS A
  1998*       $1.00          0.02            --             (0.02)           --       $ 1.00      4.58%     $  21,303       0.69%
  1998         1.00          0.05            --             (0.05)           --         1.00      4.77         35,302       0.70
  1997         1.00          0.05            --             (0.05)           --         1.00      4.71         13,673       0.64
  1996 (6)     1.00          0.02            --             (0.02)           --         1.00      1.82+         8,758       0.55*
  INSTITUTIONAL II CLASS
  1998*       $1.00          0.02            --             (0.02)           --       $ 1.00      4.80%     $ 101,962       0.48%
  1998         1.00          0.05            --             (0.05)           --         1.00      4.99         94,844       0.48
  1997         1.00          0.05            --             (0.05)           --         1.00      4.89         63,496       0.47
  1996 (5)     1.00          0.04            --             (0.04)           --         1.00      3.87+        47,220       0.47*

-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------

  INSTITUTIONAL CLASS
  1998*      $10.05          0.25           0.18            (0.25)           --       $10.23      4.36%+    $  29,745       0.62%
  1998         9.96          0.53           0.10            (0.53)         (0.01)      10.05      6.48         24,929       0.55
  1997         9.96          0.50            --             (0.49)         (0.01)       9.96      5.13         21,563       0.55
  1996 (7)    10.00          0.06          (0.04)           (0.06)           --         9.96      0.16         18,823       0.55*
  RETAIL CLASS A
  1998*      $10.05          0.24           0.18            (0.24)           --       $10.23      4.27%+    $  14,456       0.81%
  1998         9.96          0.52           0.09            (0.51)         (0.01)      10.05      6.23         14,410       0.78
  1997 (8)     9.95          0.27           0.03            (0.28)         (0.01)       9.96      3.39+        22,937       0.67*

-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------

  INSTITUTIONAL CLASS
  1998*      $ 9.95          0.27          0.11             (0.27)           --       $10.06      3.86%+    $ 135,141       0.96%
  1998         9.96          0.09         (0.01)            (0.09)           --         9.95      0.82        131,669       0.97*
  1998++       9.95          0.57          0.01             (0.57)           --         9.96      5.98        133,544       0.82
  1997++(22)  10.00          0.49         (0.05)            (0.49)           --         9.95      4.49        146,178       0.90*

---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------

  INSTITUTIONAL CLASS
  1998*      $10.14          0.23          0.23             (0.23)           --       $10.37      4.56%+    $  88,804       0.74%
  1998         9.87          0.47          0.33             (0.47)         (0.06)      10.14      8.15         83,215       0.68
  1997 (9)    10.00          0.22         (0.13)            (0.22)           --         9.87      0.89+         79,608      0.67*
  RETAIL CLASS A
  1998*      $10.14          0.22          0.23             (0.22)           --       $10.37      4.47%+    $  28,039       0.93%
  1998         9.87          0.44          0.34             (0.45)         (0.06)      10.14      7.91         25,283       0.90
  1997(10)     9.96          0.13         (0.07)            (0.15)           --         9.87      0.63+         7,997       0.91*

-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------

  INSTITUTIONAL CLASS
  1998*      $10.14          0.21          0.25             (0.21)           --       $10.39      4.54%+    $ 219,893       0.88%
  1998        10.28          0.07         (0.14)            (0.07)           --        10.14     (0.66)+      215,182       0.84*
  1998++      10.09          0.40          0.19             (0.40)           --        10.28      6.68        195,322       0.80
  1997++(22)  10.00          0.40          0.09             (0.40)           --        10.09      5.03+       221,393       0.83*
  RETAIL CLASS A
  1998*      $10.13          0.20          0.25             (0.20)           --       $10.38      4.46%+    $   2,980       1.07%
  1998 (24)   10.26          0.04         (0.13)            (0.04)           --        10.13     (0.94)+        2,577       1.01*

                                   RATIO
              RATIO OF NET     OF EXPENSES
                INVESTMENT      TO AVERAGE
               INCOME (LOSS)    NET ASSETS      PORTFOLIO
                TO AVERAGE      (EXCLUDING      TURNOVER
                NET ASSETS        WAIVERS)        RATE
---------------------------------------------------------

------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------

  INSTITUTIONAL CLASS
  1998*            4.73%           0.59%           --
  1998             4.96            0.48            --
  1997             4.88            0.43            --
  1996             5.18            0.45            --
  1995             4.59            0.47            --
  1994 (1          2.80*           0.51*           --
  RETAIL CLASS A
  1998*            4.50%           0.84%           --
  1998             4.66            0.85            --
  1997             4.62            0.83            --
  1996 (6)         4.71*           0.86*           --
  INSTITUTIONAL II CLASS
  1998*            4.69%           0.54%           --
  1998             4.88            0.54            --
  1997             4.79            0.53            --
  1996 (5)         4.98*           0.55*           --

-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------

  INSTITUTIONAL CLASS
  1998*            4.97%           0.71%         51.92%
  1998             5.26            0.60         124.24
  1997             5.11            0.60         147.86
  1996 (7)        (0.55)*          0.60*            --
  RETAIL CLASS A
  1998*            4.78%           1.11%         51.92%
  1998             5.02            1.07         124.24
  1997 (8)         5.07*           0.91*        147.86

-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------

  INSTITUTIONAL CLASS
  1998*            5.37%           1.10%        40.51%
  1998             5.14*           1.16*       108.18
  1998             5.78            1.01        135.00
  1997   (22)      5.47*           1.08        112.00

---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------

  INSTITUTIONAL CLASS
  1998*            4.42%           0.99%        15.95%
  1998             4.62            0.77         22.40
  1997 (9)         4.95*           0.72*        11.13
  RETAIL CLASS A
  1998*            4.23%           1.29%        15.95%
  1998             4.39            1.15         22.40
  1997(10)         4.70*           1.10*        11.13

-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------

  INSTITUTIONAL CLASS
  1998*            4.02%           0.97%        26.05%
  1998             3.84*           0.91*         3.50
  1998             4.43            1.00         57.00
  1997  (22)       4.41*           1.02*        86.00
  RETAIL CLASS A
  1998*            3.83%           1.27%        26.05%
  1998 (24)        3.72*           1.24*         3.50

[dagger] Returns are for the period indicated and have not been annualized.
[double dagger] Period ended February 28. See Note 9 of Notes to Financial
                Statements regarding fund mergers.
 * All ratios for the period have been annualized, except where otherwise noted.
 (A) Total return for the retail class does not include the one time sales charge.
 (1)  Commenced operations on June 14, 1993.
 (2)  Commenced operations on March 2, 1994.
 (3)  Commenced operations on July 21, 1995.
 (4)  Commenced operations on March 15, 1994.
 (5)  Commenced operations on July 28, 1995.
 (6)  Commenced operations on December 15, 1995.
 (7)  Commenced operations on March 20, 1996.
 (8)  Commenced operations on September 9, 1996.
 (9)  Commenced operations on November 18, 1996.
(10)  Commenced operations on January 2, 1997.
(11)  Commenced operations on July 16, 1993.
(12)  Commenced operations on April 12, 1994.
(13)  Commenced operations on March 9, 1994.
(14)  Commenced operations on May 9, 1997.
(15)  Commenced operations on October 1, 1997.
(16)  Commenced operations on April 1, 1996.
(17)  Commenced operations on May 16, 1996.
(18)  Commenced operations on July 13, 1995.
(19)  Commenced operations on December 30, 1994.
(20)  Commenced operations on November 1, 1996.
(21)  Commenced operations on July 7, 1997.
(22)  Commenced operations on April 1, 1996.
(23)  Commenced operations on April 1, 1997.
(24)  Commenced operations on March 23, 1998.
(25)  Commenced operations on April 1, 1998.
(26)  Commenced operations on November 3, 1997.
(27)  Commenced operations on July 31, 1998.
(28)  Commenced operations on September 14, 1998.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Period Ended October 31, 1998
                  (Unaudited) and the Periods Ended April 30,

                                          REALIZED
                                            AND
            NET ASSET                    UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                      RATIO OF
              VALUE,          NET         GAINS OR         FROM NET        FROM     NET ASSET              NET ASSETS     EXPENSES O
            BEGINNING      INVESTMENT     (LOSSES)        INVESTMENT      CAPITAL  VALUE, END    TOTAL       END OF      TO AVERAGE
            OF PERIOD       INCOME     AN INVESTMENTS       INCOME         GAINS    OF PERIOD   RETURN(A) PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
----------------
INCOME PORTFOLIO
----------------
INSTITUTIONAL CLASS
  1998*      $10.25          0.31          0.04             (0.31)           --       $10.29      3.41%+     $334,969       0.77%
  1998         9.82          0.61          0.43             (0.61)           --        10.25     10.84        322,304       0.73
  1997         9.80          0.59          0.02             (0.59)           --         9.82      6.51        242,966       0.68
  1996         9.60          0.61          0.20             (0.61)           --         9.80      8.46        180,962       0.73
  1995         9.61          0.58          0.02             (0.58)         (0.03)       9.60      6.53         66,441       0.74
  1994 (11)   10.00          0.38         (0.38)            (0.38)         (0.01)       9.61     (0.08)+       54,289       0.77*
  RETAIL CLASS A
  1998*      $10.37          0.30          0.04             (0.30)           --       $10.41      3.32%+     $  8,136       0.96%
  1998         9.94          0.58          0.44             (0.59)           --        10.37     10.47          6,889       0.95
  1997         9.91          0.59          0.01             (0.57)           --         9.94      6.32          4,102       0.89
  1996         9.72          0.60          0.19             (0.60)           --         9.91      8.14          4,184       1.02
  1995         9.62          0.55          0.05             (0.47)         (0.03)       9.72      6.45            296       1.23
  1994 (12)    9.69          0.02         (0.06)            (0.03)           --         9.62     (0.41)+           30       1.72*
  RETAIL CLASS B
  1998 (28)* $10.40          0.10         (0.11)            (0.10)           --       $10.29     (0.14)%+    $     55       1.72%

-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------

  INSTITUTIONAL CLASS
  1998*      $10.00          0.29          0.24             (0.29)           --       $10.24      5.35%+    $  94,309       0.75%
  1998         9.80          0.60          0.23             (0.60)         (0.03)      10.00      8.65         84,328       0.69
  1997 (9)    10.00          0.28         (0.20)            (0.28)           --         9.80      0.78+        76,326       0.68*

------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
------------------------------

  INSTITUTIONAL CLASS
  1998*      $ 9.85          0.28          0.16             (0.28)           --       $10.01      4.50%+     $266,467       0.91%
  1998         9.85          0.10            --             (0.10)           --         9.85      1.02+        265,616       0.88*
  1998         9.82          0.67          0.03             (0.67)           --         9.85      7.40        264,565       0.79
  1997   (22) 10.00          0.59         (0.18)            (0.59)           --         9.82      4.18+       259,042       0.85*
  RETAIL CLASS A
  1998*      $ 9.85          0.28          0.15             (0.28)           --       $10.00      4.40%+     $    560       1.11%
  1998 (25)    9.88          0.81         (0.03)            (0.81)           --         9.85      7.86+            30       1.05*

------------------
BALANCED PORTFOLIO
------------------

  INSTITUTIONAL CLASS
  1998*      $13.24          0.16         (0.15)            (0.15)           --       $13.10      0.07%+     $104,083       0.83%
  1998        11.43          0.30          3.04             (0.30)         (1.23)      13.24     30.95         96,858       0.79
  1997        11.38          0.33          0.53             (0.30)         (0.51)      11.43      7.85         76,987       0.74
  1996        10.04          0.34          1.71             (0.34)         (0.37)      11.38     20.90        102,233       0.75
  1995        10.16          0.33          0.03             (0.29)         (0.19)      10.04      3.75         91,039       0.77
  1994 (11)   10.00          0.19          0.17             (0.19)         (0.01)      10.16      3.56+        88,208       0.81*
  RETAIL CLASS A
  1998*      $13.20          0.14         (0.15)            (0.14)           --       $13.05     (0.10)%+    $ 18,256       1.02%
  1998        11.40          0.27          3.04             (0.28)         (1.23)      13.20     30.67         15,074       1.02
  1997        11.35          0.28          0.56             (0.28)         (0.51)      11.40      7.66          6,164       0.96
  1996        10.04          0.31          1.68             (0.31)         (0.37)      11.35     20.23          3,323       1.09
  1995        10.15          0.27          0.05             (0.24)         (0.19)      10.04      3.33            549       1.26
  1994 (13)   10.62          0.01         (0.43)            (0.05)           --        10.15     (3.95)           166       1.86*
  RETAIL CLASS B
  1998 (28)* $12.58          0.07          0.52             (0.08)           --       $13.09      4.69%+     $    190       1.80%

-----------------------
EQUITY INCOME PORTFOLIO
-----------------------

  INSTITUTIONAL CLASS
  1998*      $12.52          0.13         (0.58)            (0.13)           --       $11.94     (3.53)%+    $ 99,255       0.89%
  1998        10.67          0.31          3.06             (0.31)         (1.21)      12.52     33.04        106,643       0.84
  1997 (9)    10.00          0.12          0.67             (0.12)           --        10.67      7.88+        83,947       0.83*
  RETAIL CLASS A
  1998*      $12.52          0.12         (0.59)            (0.12)           --       $11.93     (3.71)%+    $  3,452       1.08%
  1998 (14)   11.01          0.28          2.73             (0.29)         (1.21)      12.52     28.73+         3,428       1.07*

-----------------------
VALUE EQUITY PORTFOLIO
-----------------------

  INSTITUTIONAL CLASS
  1998*      $14.59          0.05         (0.60)            (0.05)           --       $13.99     (3.73)%+    $577,434       1.12%
  1998        14.00          0.01          0.62             (0.01)         (0.03)      14.59      4.51+       645,202       1.08*
  1998        11.91          0.15          3.45             (0.15)         (1.36)      14.00     31.64        577,154       1.00
  1997   (22) 10.00          0.14          2.10             (0.14)         (0.19)      11.91     22.77+       540,889       1.05*
  RETAIL CLASS A
  1998*      $14.60          0.03         (0.60)            (0.05)           --       $13.98     (3.85)%+    $  1,856       1.31%
  1998 (25)   14.55            --          0.05                --            --        14.60      0.34+           227       1.26*
  RETAIL CLASS B
  1998 (28)* $12.93          0.01          1.06             (0.02)           --       $13.98      8.32%+     $      8       2.10%

                                     RATIO
                RATIO OF NET      OF EXPENSES
                  INVESTMENT      TO AVERAGE
                    INCOME        NET ASSETS      PORTFOLIO
                  TO AVERAGE      (EXCLUDING      TURNOVER
                  NET ASSETS        WAIVERS)        RATE
-----------------------------------------------------------
----------------
INCOME PORTFOLIO
----------------

INSTITUTIONAL CLASS
  1998*            5.95%           0.95%        71.14%
  1998             6.05            0.77        154.87
  1997             6.19            0.68        271.60
  1996             6.00            0.73        107.33
  1995             6.15            0.74         73.00
  1994 (11)        4.90*           0.77*        20.00
  RETAIL CLASS A
  1998*            5.76%           1.25%        71.14%
  1998             5.82            1.16        154.87
  1997             5.96            1.09        271.60
  1996             5.54            1.37        107.33
  1995             5.66           27.63         73.00
  1994 (12)        3.95*          55.35*        20.00
  RETAIL CLASS B
  1998 (28)*       5.19%           1.82%        71.14%

----------------------------
INTERMEDIATE FIXED INCOME PO
----------------------------

  INSTITUTIONAL CLASS
  1998*            5.68%           0.95%        17.52%
  1998             6.02            0.87         41.63
  1997 (9)         5.55*           0.83*        17.18

----------------------------
U.S. GOVERNMENT BOND PORTFOL
----------------------------

  INSTITUTIONAL CLASS
  1998*            5.65%           1.09%        78.13%
  1998             6.04*           1.06*        13.77
  1998             6.88            0.98        431.00
  1997   (22)      6.54*           1.03*       255.00
  RETAIL CLASS A
  1998*            5.23%           1.40%        78.13%
  1998 (25)        6.02*           1.33*        13.77

------------------
BALANCED PORTFOLIO
------------------

  INSTITUTIONAL CLASS
  1998*            2.39%           1.01%        32.82%
  1998             2.44            0.83         71.58
  1997             2.79            0.74        124.22
  1996             3.19            0.75        107.56
  1995             3.32            0.77         81.00
  1994 (11)        2.41*           0.81*        37.00
  RETAIL CLASS A
  1998*            2.21%           1.41%        32.82%
  1998             2.20            1.33         71.58
  1997             2.56            1.19        124.22
  1996             2.51            1.55        107.56
  1995             2.83            5.80         81.00
  1994 (13)        1.36*          15.08*        37.00
  RETAIL CLASS B
  1998 (28)*       1.69%           1.90%        32.82%

-----------------------
EQUITY INCOME PORTFOLIO
-----------------------

  INSTITUTIONAL CLASS
  1998*            2.25%           1.04%        22.17%
  1998             2.58            0.97         39.88
  1997 (9)         2.47*           0.93*        34.38
  RETAIL CLASS A
  1998*            2.05%           1.44%        22.17%
  1998 (14)        2.39*           1.45*        39.88

-----------------------
VALUE EQUITY PORTFOLIO
-----------------------

  INSTITUTIONAL CLASS
  1998*            0.76%           1.34%        17.66%
  1998             0.65*           1.20*         4.34
  1998             1.17            1.20         30.00
  1997   (22)      1.48*           1.26*        37.00
  RETAIL CLASS A
  1998*            0.45%           1.74%        17.66%
  1998 (25)        0.62*           1.67*         4.34
  RETAIL CLASS B
  1998 (28)*      (0.52)%          2.20%        17.66%

                                FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Period Ended October 31, 1998
                  (Unaudited) and the Periods Ended April 30,

                                          REALIZED
                                            AND
            NET ASSET                    UNREALIZED     DISTRIBUTIONS  DISTRIBUTIONS                                      RATIO OF
              VALUE,          NET         GAINS OR         FROM NET        FROM     NET ASSET              NET ASSETS     EXPENSES
            BEGINNING      INVESTMENT     (LOSSES)        INVESTMENT      CAPITAL  VALUE, END    TOTAL       END OF      TO AVERAGE
            OF PERIOD       INCOME     AN INVESTMENTS       INCOME         GAINS    OF PERIOD   RETURN(A) PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
----------------------
EQUITY INDEX PORTFOLIO
----------------------

  INSTITUTIONAL CLASS
  1998*      $11.59          0.07         (0.06)            (0.07)           --       $11.53      0.14%+     $ 62,196       0.21%
  1998 (15)   10.00          0.08          1.58             (0.07)           --        11.59     16.71+        45,531       0.20
  RETAIL CLASS A
  1998*      $11.57          0.06         (0.06)            (0.06)           --       $11.51      0.02%+     $  2,167       0.46%
  1998 (26)    9.78          0.06          1.80             (0.07)           --        11.57     19.08+         1,417       0.45*

--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------

  INSTITUTIONAL CLASS
  1998*      $17.01          0.06         (0.16)            (0.06)           --       $16.85     (0.56)%+    $ 87,064       0.87%
  1998        12.39          0.14          4.70             (0.13)         (0.09)      17.01     39.34         67,060       0.81
  1997        10.12          0.17          2.28             (0.17)         (0.01)      12.39     24.41         35,690       0.70
  1996 (16)   10.00            --          0.12                --            --        10.12      1.20+        11,456       0.65*
  RETAIL CLASS A
  1998*      $16.98          0.05         (0.15)            (0.05)           --       $16.83     (0.60)%+    $ 44,731       1.05%
  1998        12.38          0.10          4.69             (0.10)         (0.09)      16.98     38.93         43,300       1.04
  1997 (17)   10.33          0.16          2.06             (0.16)         (0.01)      12.38     21.74+        13,211       0.86*
  RETAIL CLASS B
  1998 (27)* $17.07          0.01         (0.24)            (0.02)           --       $16.82     (1.32)%+    $    454       1.85%

--------------------------
  CAPITAL GROWTH PORTFOLIO
--------------------------

  INSTITUTIONAL CLASS
  1998*      $14.90            --         (0.08)               --             --      $14.82     (0.54)%+    $ 60,328       0.89%
  1998        11.92          0.02          4.96             (0.04)         (1.96)      14.90     45.19         50,615       0.84
  1997        11.60          0.11          1.41             (0.14)         (1.06)      11.92     13.46         34,170       0.39
  1996        10.20          0.16          2.17             (0.16)         (0.77)      11.60     23.62         39,560       0.24
  1995        10.19          0.14          0.16             (0.11)         (0.18)      10.20      3.15         41,170       0.74
  1994 (11)   10.00          0.06          0.21             (0.03)         (0.05)      10.19      2.66+        52,233       0.87*
  RETAIL CLASS A
  1998*      $14.82         (0.01)        (0.08)               --             --      $14.73     (0.61)%+    $ 15,707       1.08%
  1998        11.87            --          4.93             (0.02)         (1.96)      14.82     44.90         14,401       1.06
  1997        11.56          0.09          1.41             (0.13)         (1.06)      11.87     13.39          5,595       0.56
  1996        10.18          0.12          2.15             (0.12)         (0.77)      11.56     23.24          2,111       0.50
  1995        10.18          0.08          0.18             (0.08)         (0.18)      10.18      2.74            404       1.23
  1994 (13)   10.89            --         (0.71)               --             --       10.18     (6.52)+           87       1.92*
  RETAIL CLASS B
  1998 (28)* $13.53         (0.01)         1.28                --             --      $14.80      9.39%+      $    154       1.88%

------------------------
MID-CAP EQUITY PORTFOLIO
------------------------

  INSTITUTIONAL CLASS
  1998*      $14.11            --         (1.45)               --             --      $12.66    (10.25)%+    $ 51,493       1.05%
  1998        10.17          0.04          4.61             (0.04)         (0.67)      14.11     46.92         55,280       0.97
  1997 (9)    10.00          0.03          0.17             (0.03)            --       10.17      1.98+        27,059       0.90*

--------------------------
SMALL-CAP EQUITY PORTFOLIO
--------------------------

  INSTITUTIONAL CLASS
  1998*      $11.86         (0.02)        (1.49)               --             --      $10.35    (12.73)%+    $ 23,041       1.11%
  1998         8.53         (0.02)         3.97                --          (0.62)      11.86     47.93         27,372       0.98
  1997        14.72         (0.01)        (2.97)               --          (3.21)       8.53    (23.43)        17,746       0.95
  1996 (18)   10.00          0.09          4.72             (0.09)            --       14.72     48.34+        33,621       0.91*
  RETAIL CLASS A
  1998*      $11.83         (0.02)        (1.51)               --             --      $10.30    (12.93)%+    $  1,786       1.30%
  1998         8.53         (0.06)         3.98                --          (0.62)      11.83     47.57          1,853       1.21
  1997 (17)   15.47         (0.01)        (3.72)               --          (3.21)       8.53    (27.14)+        1,075       1.11*

----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------

  INSTITUTIONAL CLASS
  1998*      $11.51          0.02         (1.33)               --             --      $10.20    (11.38)%+    $ 34,479       0.84%
  1998        10.85            --          0.66                --             --       11.51      6.08+        41,510       0.78*
  1998   (23) 10.00          0.15          1.12             (0.23)         (0.19)      10.85     12.95+        35,858       0.75*
  RETAIL CLASS A
  1998*      $11.51          0.01         (1.32)               --             --      $10.20    (11.38)%+     $ 1,174       1.04%
  1998 (25)   11.40            --          0.11                --             --       11.51      0.96+            13       0.96*

                                 RATIO
              RATIO OF NET     OF EXPENSES
               INVESTMENT      TO AVERAGE
              INCOME (LOSS)    NET ASSETS      PORTFOLIO
               TO AVERAGE      (EXCLUDING      TURNOVER
               NET ASSETS        WAIVERS)        RATE
--------------------------------------------------------
----------------------
EQUITY INDEX PORTFOLIO
----------------------

  INSTITUTIONAL CLASS
  1998*           1.37%           0.60%        24.73%
  1998 (15)       1.43            0.62         49.56
  RETAIL CLASS A
  1998*           1.12%           0.97%        24.73%
  1998 (26)       1.02*           1.08*        49.56

--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------

  INSTITUTIONAL CLASS
  1998*           0.81%           1.06%        17.75%
  1998            0.96            0.89         26.32
  1997            1.55            0.90         46.91
  1996 (16)       1.52*           1.38*         0.97
  RETAIL CLASS A
  1998*           0.62%           1.60%        17.75%
  1998            0.71            1.50         26.32
  1997 (17)       1.29*           1.25*        46.91
  RETAIL CLASS B
  1998 (27)*     (0.20)%          1.95%        17.75%

--------------------------
  CAPITAL GROWTH PORTFOLIO
--------------------------

  INSTITUTIONAL CLASS
  1998*           0.00%           1.03%        72.07%
  1998            0.13            0.88        174.55
  1997            0.92            0.85        246.14
  1996            1.26            0.84        578.57
  1995            1.35            0.85        182.00
  1994 (11)       0.78*           0.87*        41.00
  RETAIL CLASS A
  1998*          (0.19)%          1.43%        72.07%
  1998           (0.10)           1.37        174.55
  1997            0.74            1.30        246.14
  1996            1.05            1.65        578.57
  1995            0.86            9.73        182.00
  1994 (13)      (0.27)*         30.78*        41.00
  RETAIL CLASS B
  1998 (28)*     (0.98)%          1.93%        72.07%

------------------------
MID-CAP EQUITY PORTFOLIO
------------------------

  INSTITUTIONAL CLASS
  1998*           0.09%           1.20%        20.37%
  1998            0.31            1.06         38.30
  1997 (9)        0.65*           0.95*        14.74

--------------------------
SMALL-CAP EQUITY PORTFOLIO
--------------------------

  INSTITUTIONAL CLASS
  1998*          (0.29)%          1.21%       286.15%
  1998           (0.24)           1.02        410.72
  1997           (0.12)           0.95        704.41
  1996 (18)       0.60*           0.91*       286.80
  RETAIL CLASS A
  1998*          (0.47)%          1.61%       286.15%
  1998           (0.46)           1.36        410.72
  1997 (17)      (0.13)*          1.21*       704.41

----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------

  INSTITUTIONAL CLASS
  1998*           0.37%           1.03%        44.47%
  1998           (0.52)*          1.22*         0.98
  1998   (23)     1.73*           1.20*        43.00
  RETAIL CLASS A
  1998*           0.24%           1.44%        44.47%
  1998 (25)      (0.63)*          1.19*         0.98

[dagger] Returns are for the period indicated and have not been annualized.
[double dagger] Period ended February 28. See Note 8 of Notes to
                Financial Statements regarding fund mergers.
  * All ratios for the period have been annualized, except where otherwise noted. (A) Total return for the retail class does not include the one time sales charge.
 (1) Commenced operations on June 14, 1993.
 (2) Commenced operations on March 2, 1994.
 (3) Commenced operations on July 21, 1995.
 (4) Commenced operations on March 15, 1994.
 (5) Commenced operations on July 28, 1995.
 (6) Commenced operations on December 15, 1995.
 (7) Commenced operations on March 20, 1996.
 (8) Commenced operations on September 9, 1996.
 (9) Commenced operations on November 18, 1996.
(10) Commenced operations on January 2, 1997.
(11) Commenced operations on July 16, 1993.
(12) Commenced operations on April 12, 1994.
(13) Commenced operations on March 9, 1994.
(14) Commenced operations on May 9, 1997.
(15) Commenced operations on October 1, 1997.
(16) Commenced operations on April 1, 1996.
(17) Commenced operations on May 16, 1996.
(18) Commenced operations on July 13, 1995.
(19) Commenced operations on December 30, 1994.
(20) Commenced operations on November 1, 1996.
(21) Commenced operations on July 7, 1997.
(22) Commenced operations on April 1, 1996.
(23) Commenced operations on April 1, 1997.
(24) Commenced operations on March 23, 1998.
(25) Commenced operations on April 1, 1998.
(26) Commenced operations on November 3, 1997.
(27) Commenced operations on July 31, 1998.
(28) Commenced operations on September 14, 1998.
The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION
     ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. The Fund consists of twenty Portfolios: Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund may issue an unlimited number of shares of each of its Portfolios. Each Portfolio (with the exception of the Intermediate Fixed Income Portfolio, Mid-Cap Equity Portfolio, and Short-Term Bond Portfolio) offers both Institutional and Retail Class A shares. The following Funds also offer Retail Class B shares: Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, the Value Equity Portfolio and Money Market Portfolio for exchange purposes only. In addition, each Money Market Portfolio offers Institutional II Class shares. Institutional Class shares were originally offered with the commencement of each Portfolio's operations. Retail Class A shares commenced in April 1994 for the Income Portfolio; in March 1994 for the Tax-Free Money Market Portfolio, Money Market Portfolio, Balanced Portfolio, and Capital Growth Portfolio; in December 1995 for the U.S. Treasury Money Market Portfolio; in May 1996 for the Blue Chip Equity Portfolio and Small-Cap Equity Portfolio; in September 1996 for the Short-Term Treasury Portfolio; in January 1997 for the Maryland Tax-Free Portfolio; in May 1997 for the Equity Income Portfolio; in July 1997 for the U.S. Government Money Market Portfolio; in November 1997 for the Equity Index Portfolio; in March 1998 for the Pennsylvania Tax-Free Portfolio; and in April 1998 for the U.S. Government Bond Portfolio, Value Equity Portfolio, and International Equity Selection Portfolio. Retail Class B shares commenced in August 1998 for the Blue Chip Equity Portfolio and in September 1998 for the Income Portfolio, Balanced Portfolio, and Capital Growth Portfolio. Institutional II Class shares commenced in July 1995 for the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, and Tax-Free Money Market Portfolio. Each class of shares has equal rights as to earnings, assets, and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.


2.   SIGNIFICANT ACCOUNTING POLICIES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios. The following is a summary of significant accounting policies followed by the Portfolios.

     SECURITY VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity may be valued at their amortized cost.

     When market quotations are not readily available, securities are valued at fair value as determined under procedures established and approved by the Board of Trustees. As of October 31, 1998, the only Portfolio containing securities valued using these procedures was the Small-Cap Equity Portfolio. Securities valued in good faith amounted to $9,168 (0.04% of net assets) and have been noted in the Statement of Net Assets.

                          NOTES TO FINANCIAL STATEMENTS

     Investment securities held by the Money Market Portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

     INCOME TAXES -- It is the intention of each Portfolio to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each class of each Portfolio is calculated every business day. It is computed by dividing the total assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.

     CLASSES -- Class-specific expenses are borne by the applicable class. Other expenses, income, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

     ORGANIZATIONAL COSTS -- All organizational costs associated with the start-up of the Portfolios are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker/dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

     DOLLAR ROLL TRANSACTIONS -- The Income Portfolio engages in dollar roll transactions with respect to mortgage-related securities issued by GNMA, Fannie Mae and FHLMC. In a dollar roll transaction, a portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date
    (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. Government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

     DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly for each Money Market Portfolio, the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, and U.S. Government Bond Portfolio. The Equity Income Portfolio declares and pays dividends monthly; the Balanced

                          NOTES TO FINANCIAL STATEMENTS

     Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, and Mid-Cap Equity Portfolio declare and pay dividends quarterly; and the Capital Growth Portfolio, Small-Cap Equity Portfolio, and International Equity Selection Portfolio declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the Money Market Portfolios, for which original issue discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method.


3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Allied Investment Advisors, Inc. is the investment adviser to each of the Portfolios. Allied Investment Advisors, Inc. is an affiliate of FMB Trust Company, N.A., the Custodian of each of the Portfolios. Pursuant to an investment advisory contract on behalf of each Portfolio, Allied Investment Advisors, Inc. is entitled to receive fees for their advisory services at the annual rates shown in the following table based on the average net assets of the Portfolio.

     PORTFOLIO                                    ANNUAL RATE
--------------------------------------------------------------
     Money Market                                    .25%
--------------------------------------------------------------
     Tax-Free Money Market                           .25%
--------------------------------------------------------------
     U.S. Government Money Market                    .25%
--------------------------------------------------------------
     U.S. Treasury Money Market                      .25%
--------------------------------------------------------------
     Short-Term Treasury                             .35%
--------------------------------------------------------------
     Short-Term Bond                                 .75%
--------------------------------------------------------------
     Maryland Tax-Free                               .65%
--------------------------------------------------------------
     Pennsylvania Tax-Free                           .65%
--------------------------------------------------------------
     Income                                          .60%
--------------------------------------------------------------
     Intermediate Fixed Income                       .60%
--------------------------------------------------------------
     U.S. Government Bond                            .75%
--------------------------------------------------------------
     Balanced                                        .65%
--------------------------------------------------------------
     Equity Income                                   .70%
--------------------------------------------------------------
     Value Equity                                   1.00%
--------------------------------------------------------------
     Equity Index                                    .20%
--------------------------------------------------------------
     Blue Chip Equity                                .70%
--------------------------------------------------------------
     Capital Growth                                  .70%
--------------------------------------------------------------
     Mid-Cap Equity                                  .80%
--------------------------------------------------------------
     Small-Cap Equity                                .80%
--------------------------------------------------------------

     Prior to February 12, 1998, the Portfolios were subject to an investment advisory agreement providing for a different fee schedule. The Advisor began collecting the Advisory fees shown in the table as of April 1, 1998.

     Allied Investment Advisors, Inc. has agreed to waive a portion of their fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. The waivers are voluntary and may be discontinued at anytime.

     SEI Investments Mutual Funds Services serves as administrator and transfer agent for the Fund under an Administration Agreement and Transfer Agency Agreement. SEI Fund Resources is entitled to receive an annual fee of .13% of each Portfolio's average net assets, paid monthly, for services performed under the administration agreement. SEI Fund Resources has voluntarily agreed to waive a portion of its administrative fees on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.

                          NOTES TO FINANCIAL STATEMENTS


4.   DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
     The Fund's Board of Trustees has adopted a Distribution Plan on behalf of Retail Class A of each Portfolio; a Distribution Plan on behalf of Retail Class B of the Money Market, Income, Balanced, Value Equity, Blue Chip Equity, and Capital Growth Portfolios; and a Distribution and Service Plan on behalf of the Institutional II Class of each Money Market Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). Under the Plans, SEI Investments Distribution Co. ("SIDCO") acts as Distributor for the Fund pursuant to a Distribution Agreement on behalf of each Portfolio. SIDCO is entitled to a fee of .75% of the average net assets of the Retail Class A, Retail Class B, and Institutional II Class shares of each Portfolio. However, the Trustees have authorized payment of a fee to SIDCO of: .25% of the average net assets of the Retail Class A of each Money Market Portfolio; .30% of average net assets of the Retail Class A of the Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Short-Term Bond Portfolio, and U.S. Government Bond Portfolio; .40% of average net assets of the Retail Class A of the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio, and Equity Index Portfolio; .55% of average net assets of the Retail Class A of the Blue Chip Equity Portfolio; .75% of the average net assets of the Retail Class B of the Money Market Portfolio, Income Portfolio, Balanced Portfolio, Value Equity Portfolio, Blue Chip Equity Portfolio, and Capital Growth Portfolio; and .10% of average net assets of the Institutional II Class of each Money Market Portfolio. SIDCO has voluntarily agreed to waive a portion of its fee on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time. In addition, the Board of Trustees has adopted a Shareholder Services Plan on behalf of the Retail Class A, Retail Class B and Institutional Class of the Portfolios to compensate qualified recipients for shareholder services and account maintenance. Under the respective Shareholder Services Plans, the Retail Class A and Retail Class B of a Portfolio may pay an annual fee of up to .25% of the average net assets of the Retail Class A and Retail Class B shares attributable to their customers and the Institutional Class of a Portfolio may pay an annual fee of up to .15% of the average net assets of the Institutional Class Shares attributable to their customers. Currently, the Trustees have approved a fee for the Retail Class A of .15%, a fee for the Retail Class B of .25%, and a fee of .06% for the Institutional Class. In addition, a portion of the fee is being waived for the Retail Class A and Institutional Class of each Portfolio.

     A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Retail Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Retail Class B shares until the redemption of such shares.


            YEARS                     CONTINGENT DEFERRED
       PURCHASES MADE                    SALES CHARGE
---------------------------------------------------------
           First                              5%
           Second                             4%
           Third                              3%
           Fourth                             3%
           Fifth                              2%
           Sixth                              1%
           Seventh and Following             None


5.   INVESTMENT TRANSACTIONS
     The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments, during the period ended October 31, 1998, were as follows:

                                         PURCHASES                 SALES
     PORTFOLIO                             (000)                   (000)
-------------------------------------------------------------------------
     Short-Term Treasury                 $ 24,581                $ 20,935
-------------------------------------------------------------------------
     Short-Term Bond                      46,777                   40,405
-------------------------------------------------------------------------
     Maryland Tax-Free                    22,517                   17,376
-------------------------------------------------------------------------
     Pennsylvania Tax-Free                56,179                   57,863
-------------------------------------------------------------------------
     Income                              223,435                  224,073
-------------------------------------------------------------------------
     Intermediate Fixed Income            22,197                   13,806
-------------------------------------------------------------------------
     U.S. Government Bond                186,688                  215,026
-------------------------------------------------------------------------
     Balanced                             39,684                   33,666
-------------------------------------------------------------------------
     Equity Income                        23,028                   21,769
-------------------------------------------------------------------------
     Value Equity                         99,993                  107,790
-------------------------------------------------------------------------
     Equity Index                         31,088                   13,206
-------------------------------------------------------------------------
     Blue Chip Equity                     42,668                   20,140
-------------------------------------------------------------------------
     Capital Growth                       58,970                   48,975
-------------------------------------------------------------------------
     Mid-Cap Equity                       13,008                   10,557
-------------------------------------------------------------------------
     Small-Cap Equity                     67,317                   66,412
-------------------------------------------------------------------------
     International Equity Selection       18,173                   17,549
-------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

     For federal income tax purposes, securities owned at October 31, 1998, were not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at October 31, 1998, for each Portfolio is as follows:
                                                                      NET
                                                                   UNREALIZED
                                  APPRECIATED     DEPRECIATED     APPRECIATION/
                                  SECURITIES      SECURITIES     (DEPRECIATION)
     PORTFOLIO                       (000)           (000)            (000)
-------------------------------------------------------------------------------
     Short-Term Treasury           $   774         $    (25)        $    749
-------------------------------------------------------------------------------
     Short-Term Bond                 1,758             (389)           1,369
-------------------------------------------------------------------------------
     Maryland Tax-Free               6,450             (128)           6,322
-------------------------------------------------------------------------------
     Pennsylvania Tax-Free           9,305             (209)           9,096
-------------------------------------------------------------------------------
     Income                         11,499           (3,995)           7,504
-------------------------------------------------------------------------------
     Intermediate Fixed Income       3,476             (223)           3,253
-------------------------------------------------------------------------------
     U.S. Government Bond            5,766           (2,219)           3,547
-------------------------------------------------------------------------------
     Balanced                       22,129           (2,024)          20,105
-------------------------------------------------------------------------------
     Equity Income                  27,728           (3,993)          23,735
-------------------------------------------------------------------------------
     Value Equity                  186,618           (6,157)         180,461
-------------------------------------------------------------------------------
     Equity Index                    8,606           (3,228)           5,378
-------------------------------------------------------------------------------
     Blue Chip Equity               27,884           (1,800)          26,084
-------------------------------------------------------------------------------
     Capital Growth                 18,052             (535)          17,517
-------------------------------------------------------------------------------
     Mid-Cap Equity                 15,311           (2,903)          12,408
-------------------------------------------------------------------------------
     Small-Cap Equity                2,290           (1,982)             308
-------------------------------------------------------------------------------
     International Equity
        Selection                      973           (1,326)            (353)
-------------------------------------------------------------------------------

     At October 31, 1998, the following Portfolios had capital loss carryforwards and post-October losses:
                   CAPITAL LOSS                    POST
                   CARRYFORWARD              OCTOBER 31, 1998
                      AMOUNT     EXPIRATION   DEFERRED LOSSES
     PORTFOLIO         (000)        DATE           (000)
-------------------------------------------------------------
     Money Market    $   14         2006            $  1
-------------------------------------------------------------
     U.S. Government
      Money Market       25         2006               7
-------------------------------------------------------------
     U.S. Treasury
      Money Market        4         2005              --
-------------------------------------------------------------
                         15         2006              29
     Short-Term Bond    316         2006              --
-------------------------------------------------------------
     Income             621         2005              --
-------------------------------------------------------------
     U.S. Government    837         2005              --
      Bond              919         2006              --


6.   SECURITIES LENDING TRANSACTIONS
     In order to generate additional income, certain portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker/ dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at October 31, 1998, income generated from the program during the six-month period ended October 31, 1998, the collateral purchased with cash received and held at October 31, 1998, with respect to such loans were as follows (000):

                                          INCOME RECEIVED
                       MARKET VALUE OF    FROM SECURITIES
PORTFOLIO             LOANED SECURITIES       LENDING
---------------------------------------------------------
Income                     $68,588             $73
---------------------------------------------------------
Intermediate Fixed
   Income                   14,404               9
---------------------------------------------------------
U.S. Government
   Bond                     47,455              22
---------------------------------------------------------
Short-Term Bond             18,461               8
---------------------------------------------------------

                              MONEY      OTHER FIXED
COLLATERAL     REPURCHASE     MARKET        INCOME
PORTFOLIO      AGREEMENTS   INSTRUMENTS   SECURITIES    CASH      TOTAL
------------------------------------------------------------------------
Income           $32,988       $84         $36,799       --      $69,871
------------------------------------------------------------------------
Intermediate
   Fixed
   Income          8,000        34           7,000       17       15,051
------------------------------------------------------------------------
U.S. Government
   Bond           22,500         3          26,371      102       48,976
------------------------------------------------------------------------
Short-Term
   Bond           10,200        --          12,000       --       22,200
------------------------------------------------------------------------

7.   CONCENTRATION OF CREDIT RISK
     The Maryland Tax-Free Portfolio and Pennsylvania
     Tax-Free Portfolio invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.


     The Maryland Tax-Free Portfolio and Pennsylvania
     Tax-Free Portfolio invest in securities which include revenue bonds and general obligation bonds. At October 31, 1998, the percentage of portfolio investments by each revenue source was as follows:

                                               NOTES TO FINANCIAL STATEMENTS
                               MARYLAND             PENNSYLVANIA
                         TAX-FREE PORTFOLIO       TAX-FREE PORTFOLIO
----------------------------------------------------------------------------
     REVENUE BONDS:
----------------------------------------------------------------------------
     Education                   13%                     21%
----------------------------------------------------------------------------
     Health Care                 18                      19
----------------------------------------------------------------------------
     Transportation               6                      --
----------------------------------------------------------------------------
     Utility                      9                       7
----------------------------------------------------------------------------
     Housing                      2                       3
----------------------------------------------------------------------------
     Public Facility              6                       6
----------------------------------------------------------------------------
     Industrial                   2                      12
----------------------------------------------------------------------------
     Other                        1                       5
----------------------------------------------------------------------------
     GENERAL OBLIGATIONS         43                      27
                                100%                    100%
----------------------------------------------------------------------------
8.   FUND MERGERS
     On July 24, 1998, the assets of the ARK International Equity Portfolio were reorganized into the Govett International Equity Fund, a portfolio of The Govett Funds, Inc. Under the Agreement and Plan of Reorganization, 518,552 Institutional Class shares of the ARK International Equity Portfolio were exchanged for 464,675 Institutional Class shares of the Govett International Equity Fund in a tax-free exchange. The activity of the ARK International Equity Portfolio for the period May 1, 1998 to
     July 24, 1998, has not been reflected in these financial statements.
     The following ARK Portfolios were established in 1998 for the purpose of acquiring the net assets of Marketvest Funds, and on March 20, 1998, and March 27, 1998, the following Marketvest Funds were reorganized into the ARK Funds pursuant to such Agreement and Plan of Reorganization approved by the Marketvest shareholders.


     ARK ACQUIRING PORTFOLIO                 MARKETVEST ACQUIRED FUND
--------------------------------------------------------------------------------
     Short-Term Bond                         Short-Term Bond
     U.S. Government                         Intermediate U.S. Government
        Bond                                    Bond
     Value Equity                            Equity
     International Equity Selection          International Equity
--------------------------------------------------------------------------------
     Under the Agreement and Plan of Reorganization, the Marketvest Funds shares were exchanged for Institutional shares of the ARK Funds in a tax-free exchange. The value of net assets acquired, number of shares issued, and unrealized appreciation acquired were as follows:

                              VALUE OF NET      NUMBER OF          UNREALIZED
     PORTFOLIOS              ASSETS ACQUIRED   SHARES ISSUED      APPRECIATION
--------------------------------------------------------------------------------
     Short-Term
        Bond                  $134,474,724      13,484,762       $      483,752
     U.S. Government
         Bond                  265,737,020      26,918,180              170,754
     Value Equity              596,269,138      41,299,581          186,298,370
     International Equity
        Selection               38,578,490       3,365,077            4,755,196

                          NOTES TO FINANCIAL STATEMENTS

     In addition, on March 20, 1998, the assets of the Marketvest Pennsylvania Intermediate Municipal Bond Fund were reorganized into the ARK Pennsylvania Tax-Free Portfolio. Under the Agreement and Plan of Reorganization, 18,933,932 shares of the Marketvest Pennsylvania Intermediate Municipal Bond Fund were exchanged for 18,933,932 Institutional shares of the ARK Pennsylvania Tax-Free Portfolio in a tax-free exchange. The value of the Marketvest Pennsylvania Tax-Exempt Fund's net assets combined on March 20, 1998, prior to the merger was $194,492,162. The net assets of the Portfolio immediately after the acquisition were $221,880,784.

     In each of the acquisitions of the net assets of the Marketvest Funds described above, the surviving entity for accounting and performance purposes was the applicable Marketvest Fund. On April 24, 1998, the net assets of the ARK Stock Portfolio were reorganized into the ARK Value Equity Portfolio. Under the Agreement and Plan of Reorganization, 4,114,786 Institutional Class shares of the ARK Stock Portfolio were exchanged for 3,061,378 Institutional Class shares of the ARK Value Equity Portfolio in a tax-free exchange. The value of the ARK Stock Portfolio's net assets combined with those of the ARK Value Equity Portfolio on April 24, 1998, was $44,621,448. The net assets of the Portfolio immediately after the acquisition was $644,230,476. The surviving entity for accounting and performance purposes was the ARK Value Equity Portfolio.


9.   SHAREHOLDER VOTING RESULTS (UNAUDITED)
     At a shareholder meeting held on July 24, 1998, the shareholders of the ARK International Equity Portfolio voted to approve an Agreement and Plan of Reorganization between the ARK International Equity Portfolio and the Govett International Equity Fund. The results of the voting were as follows:

     INTERNATIONAL EQUITY PORTFOLIO
     -----------------------------------------------------------

                                     % of Shares    % of Shares
                     Shares Voted       Voted       Outstanding
                     ------------    -----------    -----------
     FOR                474,354        99.96%          88.35%
     AGAINST                173         0.04%           0.03%
     ABSTAIN                  0         0.00%           0.00%
                                                                             103

                                      NOTES